UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07527

Turner Funds
(Exact name of registrant as specified in charter)

1205 Westlakes Drive, Suite 100 Berwyn, PA			19312
(Address of principal executive offices)			(Zip code)

Michael P. Malloy Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-224-6312

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2011

Item 1. Reports to Stockholders.

Annual Report

September 30, 2011

Long/short equity funds

Turner Market Neutral Fund

Turner Medical Sciences Long/Short Fund

Turner Spectrum Fund

Turner Titan Fund

U.S. growth equity funds

Turner All Cap Growth Fund

Turner Concentrated Growth Fund

Turner Emerging Growth Fund

Turner Large Growth Fund

Turner Midcap Growth Fund

Turner Small Cap Growth Fund

Global and international equity funds

Turner Global Opportunities Fund

Turner International Growth Fund

Contents

2	Letter to shareholders

5	Total returns of the Turner Funds

9	Investment review: Turner Market Neutral Fund

10	Investment review: Turner Medical Sciences Long/Short Fund

11	Investment review: Turner Spectrum Fund

12	Investment review: Turner Titan Fund

13	Investment review: Turner All Cap Growth Fund

14	Investment review: Turner Concentrated Growth Fund

15	Investment review: Turner Emerging Growth Fund

16	Investment review: Turner Large Growth Fund

17	Investment review: Turner Midcap Growth Fund

18	Investment review: Turner Small Cap Growth Fund

19	Investment review: Turner Global Opportunities Fund

20	Investment review: Turner International Growth Fund

21	Schedules of investments

52	Financial statements

74	Notes to financial statements

84	Report of independent registered public accounting firm

85	Notice to shareholders

86	Disclosure of fund expenses

88	Trustees and officers of the Trust

Turner Funds

As of September 30, 2011, the Turner Funds offered a series of 12 mutual funds to individual and institutional investors. The minimum initial investment for Institutional Class Shares in a Turner Fund is $250,000 (except for $100,000 for the Turner Market Neutral Fund, Turner Medical Sciences Long/Short Fund, Turner Spectrum Fund, and Turner Titan Fund) for regular accounts and $100,000 for individual retirement accounts. The minimum initial investment for Investor Class Shares, Retirement Class Shares and Class C Shares is $2,500 for regular accounts and $2,000 for individual retirement accounts.

Turner Investments, based in Berwyn, Pennsylvania, serves as the investment adviser for the Funds. Turner Investments, founded in 1990, manages more than $12 billion in stock investments as of September 30, 2011.

Shareholder services

Turner Funds shareholders receive annual and semiannual reports, quarterly account statements, and a quarterly newsletter. Shareholders who have questions about their accounts may call a toll-free telephone number, 1.800.224.6312, may visit our website, www.turnerinvestments.com, or may write to Turner Funds, P.O. Box 219805, Kansas City, Missouri 64121-9805.

TURNER FUNDS 2011 ANNUAL REPORT 1

LETTER TO SHAREHOLDERS

To our shareholders

If we were to poll stock investors about whether their proverbial glass is half empty or half full now, the overwhelming answer would be half empty. The one thing that stock investors seem to be brimming with now is pessimism. For investors who have endured a series of events that has been hard on their net worth and nerves over the past 12 years, including two bear markets, one financial crisis, and one recent volatile, sharp market downturn, risk aversion is the investor preoccupation du jour. Be that as it may, we harbor a measure of optimism about the market's resiliency and the problems that have been weighing on the market recently, such as the ability of European governments to show some fiscal discipline and the ability of the U.S. economic expansion to continue.

From our glass-half-full perspective, we don't think all of the financial and economic problems besetting the United States, Europe, and the emerging nations are as bad as investors have made them out to be. For example, we think that over time European governments should muddle through to restructure their bad debts and the European Union should remain intact. (The alternative, the dissolution of the euro and the European Union, would be much too costly, in our judgment; it would result in colossal, long-lasting economic trauma for its 27 member states.) We think the U.S. and global economies are likely to avoid a recession. Our analysis is that in 2012 the U.S. economy may grow 2%; the global economy, 4%; and the emerging nations' economy, 6%. We think companies should continue to report solid profits. And we think stocks may be the most attractive they've ever been relative to other asset classes.

Stocks look cheap

For one thing, the S&P 500 Index companies are yielding an average dividend of 2.5%, well above the 10-year Treasury yield of about 2%. For another thing, stocks are fairly cheap, with the price/earnings ratio of the S&P 500 Index near 14, based on earnings of the past 12 months (the average over the past 100 years is 16, according to The New York Times). Also, S&P 500 stocks are trading at 1.9 times their book value, compared with a 15-year average of 3.1, according to J. P. Morgan. Finally, the percentage of the S&P 500's value assigned to future growth is at its lowest point in two decades, says Morgan Stanley Smith Barney; in effect, the market is pricing in a major earnings slump, which we think is unlikely.

As we see it, once we gain a little distance from the problems now weighing heavily on the market, the path of least resistance for stocks is up. In short, we think the market is primed to advance in both the near-term and the long-term.

To be sure, the path of the market lately hasn't generally been up. Even so, despite the S&P 500 Index suffering a correction (a drop of at least 10%) during the 12-month period ended September 30, 2011 that is the focus of this report, the bull market that began in March 2009 hasn't died, although its survival has admittedly been threatened at times. At its worst, from April 29 to August 8, the S&P 500 Index fell 18%, but each time it has threatened to breach bear-market territory (a drop of at least 20%), it has bounced back — an encouraging pattern that the army of bearish pessimists conveniently overlooks.

Market's results mixed

The market's performance over the whole 12-month period has been mixed, to put it mildly. In the first six months of the period the S&P 500 was anything but bearish: it soared 17.31%. In the second six months of the period, though, it plummeted 13.78%. Net-net, the April-August correction shriveled the S&P 500's positive return for the entire 12-month period to 1.14%.

Indeed, one of the distinctive characteristics of the market during the period was its volatile extremes. When investors were feeling confident, the market rallied full steam ahead. But when that confidence faltered, investors jumped ship in droves. For instance, in the first week of August, trading volume averaged 7.8 billion shares a day — volume on par with the "flash crash" of May 2010. Trading volume, along with investors' tendency to buy and sell at the slightest provocation, translated into stomach-churning gains and losses in back-to-back days, up several percent one day and down several percent the next.

Another distinctive characteristic of the market was the uncommon degree that stocks moved in lockstep. According to Bank of America Merrill Lynch, stocks reached an all-time high correlation of 90.1% in September. To put that figure into perspective, the average correlation of S&P 500 stocks between 2000 and 2006 was a mere 27%. If nothing else, a correlation of 90% makes it difficult for us to excel as stock pickers, because the fundamentals such as earnings that we use to identify winning stocks are essentially neutralized. We choose high-quality stocks for our growth and international/global funds and for the long positions in our alternative, or long/short, funds that we think can meet or exceed Wall Street's earnings expectations. But when 90% of stocks are just copycatting each other, it becomes problematic to pick the lead lion from the rest of the pride.

Nevertheless, nine of our 12 stock funds outperformed one or more of their benchmarks. Six of them produced positive returns, and the other three outperformed by losing less than their benchmarks. Our funds' gains came mainly in the first seven months of the period, through the S&P 500's 12-month peak in April. Our nine outperforming funds were the Turner All Cap Growth Fund, the Turner Emerging Growth Fund, the Turner Global Opportunities Fund, the Turner International Growth Fund, the Turner Market Neutral Fund, the Turner Medical Sciences Long/Short Fund, the Turner Midcap Growth Fund, the Turner Spectrum Fund, and the Turner Titan Fund.

2 TURNER FUNDS 2011 ANNUAL REPORT

September 30, 2011

Total returns
12-month period ended September 30, 2011
Alternative equity funds
Turner Market Neutral Fund, Investor Class (TMNFX)	5.20	%†
S&P 500 Index	-12.51	†
Barclays Capital U.S. Aggregate Bond Index	7.62	†
Lipper Equity Market-Neutral Funds Average	-1.60	†
Turner Medical Sciences Long/Short Fund, Investor Class (TMSFX)	3.40	†
S&P 500 Healthcare Index	-0.16	†
Barclays Capital U.S. Aggregate Bond Index	7.62	†
Lipper Long/Short Equity Funds Average	-10.03	†
Turner Spectrum Fund, Institutional Class (TSPEX)	5.82
S&P 500 Index	1.14
Barclays Capital U.S. Aggregate Bond Index	5.26
Lipper Long/Short Equity Funds Average	-3.61
Turner Titan Fund, Investor Class (TTLFX)	-2.40	†
S&P 500 Index	-12.51	†
Barclays Capital U.S. Aggregate Bond Index	7.62	†
Lipper Long/Short Equity Funds Average	-10.03	†
U.S. growth equity funds
Turner All Cap Growth Fund (TBTBX)	9.10
Nasdaq Composite Index	1.97
Russell 3000® Growth Index	3.39
Turner Concentrated Growth Fund (TTOPX)	-3.17
S&P 500 Index	1.14
Russell 1000® Growth Index	3.78
Turner Emerging Growth Fund, Investor Class (TMCGX)	7.56
Russell 2000® Growth Index	-1.12
Turner Large Growth Fund, Institutional Class (TTMEX)	-0.39
Russell 1000® Growth Index	3.78
Turner Midcap Growth Fund, Investor Class (TMGFX)	1.45
Russell Midcap® Growth Index	0.80
Turner Small Cap Growth Fund (TSCEX)	-3.94
Russell 2000® Growth Index	-1.12
International and global equity funds
Turner Global Opportunities Fund, Institutional Class (TGLBX)	-1.22
MSCI World Growth Index	-2.94
MSCI World Index	-3.84
Turner International Growth Fund, Institutional Class (TIGCX)	-1.32
MSCI World ex-U.S. Growth Index	-8.63

†  Returns are from the fund's inception date, February 7, 2011.

(Please call 1.800.224.6312 or visit our website at www.turnerinvestments.com for the most recent month-end performance. For more details on the performance of each fund during the 12-month period, see the Investment review beginning on page 9.)

We eat our own cooking

We're pleased that a majority of our funds outperformed their benchmarks in such a volatile stock market. Although we wish more of our funds' results had been positive, the results are what they are — for both you and us. Most of our portfolio managers eat their own cooking and invest in our funds. So if you are a shareholder in one of our funds with a negative return for the period, you at least have the consolation of knowing we share your indigestion. As such, it's in our own best interest, as well as yours, to produce the best possible returns for our funds.

Our worst absolute returns in the period came from our international, small-cap, and concentrated growth funds, which partly reflects the steeper losses inflicted on the international and small-cap stock markets. Our international funds have tended to do best in a flat or rising market, which the international market was decidedly not in this period (it lost more than the U.S. market). And small-cap companies are like the canaries of the investing coal mine: they tend to be the most vulnerable to any market risks. (Although unlike our feathered friends, they tend to bounce back faster and stronger when the market turns positive.)

Yet as we never tire of pointing out, the true test of a stock fund isn't its performance in a given 12-month period, but its ability to generate outperformance and increase shareholders' wealth over time. Of our nine funds that have been in existence for more than a year, all share classes in seven of our funds have outperformed at least one of their benchmarks since their inception. So as we see it, a healthy majority of our funds have proven their merit through both good and bad markets — which gives us another reason to see the glass as half full.

We add long/short funds

In our efforts to provide funds with superior returns, we've added to and, in our estimation, enhanced our mutual-fund lineup. On February 7, we introduced three alternative funds to join the Turner Spectrum Fund: the Turner Market Neutral Fund, the Turner Medical Sciences Long/Short Fund, and the Turner Titan Fund, all designed to offer market-like returns in the long-term while seeking to preserve capital in down markets. Two of the three funds have delivered positive returns, even though the S&P 500 lost money in five of the eight months they've been operating.

To be sure, if the stock market were a movie actor, its performance of late hasn't been worthy of an Academy

TURNER FUNDS 2011 ANNUAL REPORT 3

LETTER TO SHAREHOLDERS (continued)

Award. But we think the 2010s may change all that. In our judgment, the stock market could give a stellar performance in this decade that may equal or exceed the long-term annual average of 9.9%. Our expectation is based partly on the statistical principle of reversion to the mean — the tendency for investment returns to adjust, or revert, to the long-term average over time. During the atypically dismal decade for stocks between 2000 and 2009 that we refer to as the Terrible 2000s, the S&P 500 Index lost 0.95% annualized.

But stocks have won the award for Best Performance by an Asset Class Historically, producing gains of more than 10% in 48 of the last 85 years — more than half the time. According to Morningstar, of all rolling 10-year monthly returns since 1926, only 29 of them have been negative, less than 4% of the total, and the rolling 10-year monthly returns that followed averaged 9.8%. Although lesser results can never be ruled out and past performance is no guarantee of future results, stocks in the 2010s have in fact benefited from a good start, in the form of the bull market that began in March 2009. Consequently, for the decade to date through September 30, the S&P 500 Index is up 2.9% annualized. So the trend in stocks' performance is improving, albeit gradually and fitfully, and we think the probabilities strongly favor stocks achieving a better, more normalized performance in this decade.

Profits have doubled

What's more, our analysis is that companies, especially those in the U.S. and emerging nations, are generally doing well now. Corporate profits have nearly doubled since 2009, and Moody's recently reported that U.S. companies are sitting on $1.2 trillion in cash, some of which we think may be spent on mergers and acquisitions, share buybacks, and dividend increases over the next 12 months.

Yes, we realize that European governments' debt problems and a lackluster U.S. economy represent formidable headwinds for stocks. But we also think the bad news has already mostly been reflected in stock prices. Any encouraging news on those two fronts, which we anticipate should surface in the months ahead, may be all the stock market needs to begin rising again, to the benefit of investors who have been patient and kept a long-term time horizon.

In anticipation of what we believe will be better times ahead for the stock market, we've focused our U.S. and international/global growth funds on three types of shares: classic growth stocks in industries such as biotechnology and wireless communications that we think have strong fundamentals; stocks of companies gaining market share in their businesses; and growth-cyclical stocks in industries like retailing and restaurants that have tended to do well historically as the economic cycle progresses. The long positions of our alternative funds contain similar types of stocks, while the short positions reflect those companies that we believe will have challenges growing their earnings.

In closing, we encourage you to resist the easy assumption that the financial/economic/stock-market glass is half empty. In truth, there is much encouraging news to be found; however, the good news unfortunately doesn't make headlines like the bad news does. We think that if the global economy can keep its head above recessionary waters and corporate earnings can continue to grow nicely, as they have so far in 2011, investors may take heart and the bull market may resume in earnest in the fourth quarter and continue into 2012. That would be the kind of investing environment best suited to our funds. We do see the glass as half full, and we are optimistic about our funds' potential to increase your — and our — wealth in this decade.

Bob Turner

Chairman and Chief Investment Officer
Turner Investments

Past performance is no guarantee of future results. The views expressed are those of Turner Investments as of September 30, 2011, and are not intended as a forecast or investment recommendations. The indexes mentioned are not available for investment.

Bob Turner

4 TURNER FUNDS 2011 ANNUAL REPORT

September 30, 2011

Total returns of the Turner Funds

Through September 30, 2011

Current performance may be lower or higher than the performance data quoted. Please call 1.800.224.6312 or visit our website at www.turnerinvestments.com for the most recent month-end performance information.

The performance data quoted represents past performance and the principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown, unless otherwise indicated, are total returns, with dividends and income reinvested. Returns spanning more than one year are annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. The indices mentioned are unmanaged statistical composites of stock-market performance. Investing in an index is not possible.

The holdings and sector weightings of the Funds are subject to change. Forward-earnings projections are not predictors of stock price or investment performance, and do not represent past performance. There is no guarantee that the forward-earnings projections will accurately predict the actual earnings experience of any of the companies involved, and there is no guarantee that owning securities of companies with relatively high price-to-earnings ratios will cause the portfolio to outperform its benchmark or index.

The Turner Funds are distributed by Foreside Fund Services, LLC, Portland, Maine. The investor should consider the investment objectives, risks, charges, and expenses carefully before investing. This and other information can be found in the prospectus. A free prospectus, which contains detailed information, including fees and expenses, and the risks associated with investing in these Funds, can be obtained by calling 1.800.224.6312. Read the prospectus carefully before investing.

Fund name/Index	Six months	Year to date	One year	Three years	Five years	10 years	(Annualized*) Since inception	Total net assets ($mil)
Turner Market Neutral Fund — Institutional Class Shares	1.84%	n/a	n/a	n/a	n/a	n/a	5.30%	$8.68
Investor Class Shares	1.84	n/a	n/a	n/a	n/a	n/a	5.20	3.23
Class C Shares	1.26	n/a	n/a	n/a	n/a	n/a	4.60	—
S&P 500 Index	-13.78	n/a	n/a	n/a	n/a	n/a	-12.51
Barclays Capital U.S. Aggregate Bond Index	6.20	n/a	n/a	n/a	n/a	n/a	7.62
Lipper Equity Market-Neutral Funds Average	-2.47	n/a	n/a	n/a	n/a	n/a	-1.60
Inception date: 2/7/11
Turner Medical Sciences
Long/Short Fund —
Institutional Class Shares	0.88	n/a	n/a	n/a	n/a	n/a	3.50	45.15
Investor Class Shares	0.78	n/a	n/a	n/a	n/a	n/a	3.40	12.78
Class C Shares	0.49	n/a	n/a	n/a	n/a	n/a	3.00	2.16
S&P 500 Healthcare Index	-2.94	n/a	n/a	n/a	n/a	n/a	-0.16
Barclays Capital U.S. Aggregate Bond Index	6.20	n/a	n/a	n/a	n/a	n/a	7.62
Lipper Long/Short Equity Funds Average	-10.34	n/a	n/a	n/a	n/a	n/a	-10.03
Inception date: 2/7/11

TURNER FUNDS 2011 ANNUAL REPORT 5

LETTER TO SHAREHOLDERS (continued)

Fund name/Index	Six months	Year to date	One year	Three years	Five years	10 years	(Annualized*) Since inception	Total net assets ($mil)
Turner Spectrum Fund — Institutional Class Shares	-3.13%	-0.35%	5.82%	n/a	n/a	n/a	6.10%	$448.55
Investor Class Shares	-3.23	-0.44	5.57	n/a	n/a	n/a	5.83	161.40
Class C Shares(1)	-3.61	-1.06	4.76	n/a	n/a	n/a	5.79	12.48
S&P 500 Index	-13.78	-8.68	1.14	n/a	n/a	n/a	11.92
Barclays Capital U.S. Aggregate Bond Index	6.20	6.65	5.26	n/a	n/a	n/a	7.75
Lipper Long/Short Equity Funds Average	-10.34	-8.48	-3.61	n/a	n/a	n/a	6.82
Inception date: 5/7/09
Turner Titan Fund — Institutional Class Shares	-3.74	n/a	n/a	n/a	n/a	n/a	-2.30	11.37
Investor Class Shares	-3.84	n/a	n/a	n/a	n/a	n/a	-2.40	2.71
Class C Shares	-4.14	n/a	n/a	n/a	n/a	n/a	-2.80	0.03
S&P 500 Index	-13.78	n/a	n/a	n/a	n/a	n/a	-12.51
Barclays Capital U.S. Aggregate Bond Index	6.20	n/a	n/a	n/a	n/a	n/a	7.62
Lipper Long/Short Equity Funds Average	-10.34	n/a	n/a	n/a	n/a	n/a	-10.03
Inception date: 2/7/11
Turner All Cap Growth Fund(2)	-19.18	-12.74	9.10	11.09%	4.16%	8.84%	-2.32	33.05
NASDAQ Composite Index	-13.15	-8.95	1.97	4.91	1.35	4.89	-4.31
Russell 3000® Growth Index	-13.35	-7.90	3.39	4.49	1.56	3.18	-3.02
Inception date: 6/30/00
Turner Concentrated Growth Fund	-21.32	-16.62	-3.17	0.46	-3.26	1.12	-0.68	38.94
S&P 500 Index	-13.78	-8.68	1.14	1.23	-1.18	2.82	0.23
Russell 1000® Growth Index	-12.48	-7.20	3.78	4.69	1.62	3.01	-1.14
Inception date: 6/30/99
Turner Emerging Growth Fund(2) — Institutional Class Shares(3)	-19.33	-10.23	7.81	n/a	n/a	n/a	19.59	67.03
Investor Class Shares	-19.43	-10.39	7.56	0.63	1.35	8.63	17.37	159.13
Russell 2000® Growth Index	-22.71	-15.57	-1.12	2.07	0.96	5.45	1.84
Inception date: 2/27/98
Turner Large Growth Fund — Institutional Class Shares	-17.58	-11.84	-0.39	0.70	-1.70	2.74	0.66	382.34
Investor Class Shares(4)	-17.76	-12.07	-0.67	0.44	-1.97	n/a	-0.06	56.66
Russell 1000® Growth Index	-12.48	-7.20	3.78	4.69	1.62	3.01	0.44
Inception date: 2/28/01
Turner Midcap Growth Fund(2) — Institutional Class Shares(5)	-22.14	-14.19	1.74	5.10	n/a	n/a	-3.90	245.48
Investor Class Shares	-22.25	-14.37	1.45	4.83	1.77	5.65	9.23	471.29
Retirement Class Shares(6)	-22.35	-14.53	1.18	4.58	1.50	5.25	5.31	3.97
Russell Midcap® Growth Index	-18.03	-11.59	0.80	5.89	1.64	6.70	6.00
Inception date: 10/1/96

6 TURNER FUNDS 2011 ANNUAL REPORT

September 30, 2011

Fund name/Index	Six months	Year to date	One year	Three years	Five years	10 years	(Annualized*) Since inception	Total net assets ($mil)
Turner Small Cap Growth Fund(2)	-26.24%	-17.86%	-3.94%	1.71%	1.24%	5.93%	9.89%	$229.92
Russell 2000® Growth Index	-22.71	-15.57	-1.12	2.07	0.96	5.45	4.56
Inception date: 2/7/94
Turner Global Opportunities Fund —
Institutional Class Shares	-19.86	-15.70	-1.22	n/a	n/a	n/a	9.67	0.91
Investor Class Shares	-19.99	-15.89	-1.48	n/a	n/a	n/a	9.33	0.48
MSCI World Growth Index	-15.10	-11.88	-2.94	n/a	n/a	n/a	4.57
MSCI World Index	-15.95	-11.82	-3.84	n/a	n/a	n/a	2.98
Inception date: 5/7/10
Turner International Growth Fund —
Institutional Class Shares	-19.63	-16.04	-1.32	4.82	n/a	n/a	-0.66	6.01
Investor Class Shares(7)	-19.84	-16.26	-1.67	n/a	n/a	n/a	15.52	4.91
MSCI World ex-U.S. Growth Index	-17.98	-15.80	-8.63	-0.31	n/a	n/a	-3.56
Inception date: 1/31/07

(1)  Commenced operations on July 14, 2009.

(2)  Investing in technology and science companies and small- and mid-capitalization companies may subject the Funds to specific inherent risks, including above-average price fluctuations.

(3)  Commenced operations on February 1, 2009.

(4)  Commenced operations on August 1, 2005.

(5)  Commenced operations on June 16, 2008.

(6)  Commenced operations on September 24, 2001.

(7)  Commenced operations on October 31, 2008.

*  Returns of less than one year are cumulative, and not annualized.

Amounts designated as "—" have been rounded to $0 ($mil)

TURNER FUNDS 2011 ANNUAL REPORT 7

Expense Ratio†

	Gross expense ratio	Net expense ratio*
Turner Market Neutral Fund
Institutional Class Shares	2.13%	1.95%
Investor Class Shares	2.38%	2.20%
Class C Shares	3.13%	2.95%
Turner Medical Sciences Long/Short Fund
Institutional Class Shares	2.13%	1.95%
Investor Class Shares	2.38%	2.20%
Class C Shares	3.13%	2.95%
Turner Spectrum Fund
Institutional Class Shares	2.88%	1.95%
Investor Class Shares	3.15%	2.20%
Class C Shares	3.85%	2.95%
Turner Titan Fund
Institutional Class Shares	2.13%	1.95%
Investor Class Shares	2.38%	2.20%
Class C Shares	3.13%	2.95%
Turner All Cap Growth Fund
Investor Class Shares	2.15%	1.64%
Turner Concentrated Growth Fund
Investor Class Shares	1.94%	1.51%
	Gross expense ratio	Net expense ratio*
Turner Emerging Growth Fund
Institutional Class Shares	1.30%	1.17%
Investor Class Shares	1.55%	1.42%
Turner Large Growth Fund
Institutional Class Shares	0.87%	0.69%
Investor Class Shares	1.12%	0.94%
Turner Midcap Growth Fund
Institutional Class Shares	1.03%	0.93%
Investor Class Shares	1.28%	1.18%
Retirement Class Shares	1.53%	1.43%
Turner Small Cap Growth Fund
Investor Class Shares	1.52%	1.25%
Turner Global Opportunities Fund
Institutional Class Shares	8.34%	1.11%
Investor Class Shares	8.59%	1.36%
Turner International Growth Fund
Institutional Class Shares	3.93%	1.10%
Investor Class Shares	4.18%	1.35%

†  These expense ratios are based on the most recent prospectus and may differ from those shown in the financial highlights.

*  Net expense ratio reflects contractual waivers of certain fees and/or expense reimbursements. Turner may discontinue this arrangement for the Turner Market Neutral Fund, the Turner Medical Sciences Long/Short Fund and the Turner Titan Fund at any time after February 2, 2012, and for all other Funds at any time after January 31, 2012.

8 TURNER FUNDS 2011 ANNUAL REPORT

INVESTMENT REVIEW

Turner Market Neutral Fund

Fund profile

September 30, 2011

■  Ticker symbol TMNFX

  Investor Class Shares

■  CUSIP #900297581

  Investor Class Shares

■  Top five holdings1

  (1) Pfizer

  (2) Baxter International

  (3) Las Vegas Sands

  (4) Watson Pharmaceuticals

  (5) Hershey

■  % in five largest holdings 18.8%2

■  Number of holdings 761

■  Price/earnings ratio 15.3

■  Weighted average market capitalization $334.36 billion

■  % of holdings with positive earnings surprises 81.58%

■  % of holdings with negative earnings surprises 15.79%

■  Net assets $3 million, Investor Class Shares

Growth of a $10,000 investment in the
Turner Market Neutral Fund, Investor Class Shares:
February 7, 2011-September 30, 20113,4

Cumulative total returns (Period ended September 30, 2011)

Since inception[4]
Turner Market Neutral Fund, Institutional Class Shares[5]	5.30%
Turner Market Neutral Fund, Investor Class Shares[5]	5.20%
Turner Market Neutral Fund, Class C Shares[5]	4.60%
S&P 500 Index[6]	-12.51%
Barclays Capital U.S. Aggregate Bond Index[7]	7.62%
Lipper Equity Market-Neutral Funds Average[8]	-1.60%

Sector weightings2:

Manager's discussion and analysis

Good stock selection powered the Turner Market Neutral Fund, Investor Class Shares (TMNFX) to a 5.20% gain in the period from February 7 to September 30. The fund's return exceeded that of the S&P 500 Index by 17.71 percentage points and the Lipper Equity Market-Neutral Funds Average by 6.80 percentage points, but lagged the Barclays Capital U.S. Aggregate Bond Index by 2.42 percentage points. The fund seeks to generate returns that have historically been associated with stocks, with relatively low volatility and a correlation unlike that of the broad market.

Seven of the eight sectors in which the fund was invested provided extra return. The financials and health-care sectors added the most extra return. In those sectors, long and short positions in biopharmaceutical, drug, insurance, banking, and investment-management shares generated the best results. The energy and utilities sectors were the sole detractors from performance, with long and short positions in energy exploration-and-production and machinery shares generating unsatisfactory results.

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional, Investor and Class C Shares will differ due to differences in fees.

4  The inception date of the Turner Market Neutral Fund was February 7, 2011. Cumulative returns, not annualized.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

7  The Barclays Capital U.S. Aggregate Bond Index (prior to November 2008, the Index was known as the "Lehman Brothers U.S. Aggregate Bond Index") represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

8  The Lipper Equity Market-Neutral Funds Average represents the average annualized total return for all reporting funds in the Lipper Equity Market-Neutral Fund category.

The Turner Market Neutral Fund is subject to the risks associated with selling securities short. A short sale involves a finite opportunity for appreciation, but a theoretically unlimited risk of loss. The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return.

TURNER FUNDS 2011 ANNUAL REPORT 9

INVESTMENT REVIEW

Turner Medical Sciences Long/Short Fund

Fund profile

September 30, 2011

■  Ticker symbol TMSFX

  Investor Class Shares

■  CUSIP #900297557

  Investor Class Shares

■  Top five holdings1

  (1) Pfizer

  (2) Merck

  (3) Watson Pharmceuticals

  (4) United Therapeutics

  (5) Onyx Pharmaceuticals

■  % in five largest holdings 14.0%2

■  Number of holdings 541

■  Price/earnings ratio 19.6

■  Weighted average market capitalization $40.2 billion

■  % of holdings with positive earnings surprises 50.94%

■  % of holdings with negative earnings surprises 39.62%

■  Net assets $13 million, Investor Class Shares

Growth of a $10,000 investment in the
Turner Medical Sciences Long/Short Fund,
Investor Class Shares:
February 7, 2011-September 30, 20113,4

Cumulative total returns (Period ended September 30, 2011)

Since inception[4]
Turner Medical Sciences Long/Short Fund, Institutional Class Shares[5]	3.50%
Turner Medical Sciences Long/Short Fund, Investor Class Shares[5]	3.40%
Turner Medical Sciences Long/Short Fund, Class C Shares[5]	3.00%
S&P 500 Healthcare Index[6]	-0.16%
Barclays Capital U.S. Aggregated Bond Index[7]	7.62%
Lipper Long/Short Equity Funds Average[8]	-10.03%

Sector weightings2:

Manager's discussion and analysis

Generally good stock selection powered the Turner Medical Sciences Long/Short Fund, Investor Class Shares (TMSFX) to a 3.40% gain in the period from February 7 to September 30. The fund's return exceeded that of the S&P 500 Healthcare Index by 3.56 percentage points and the Lipper Long/Short Equity Funds Average by 13.43 percentage points, but lagged the Barclays Capital U.S. Aggregate Bond Index by 4.22 percentage points. The fund seeks to capture alpha (the estimated amount of risk-adjusted excess return expected from an investment's fundamentals), reduce volatility, and preserve capital in declining markets.

In the fund's long and short positions, stocks in three health-care industries — specialty pharmaceutical, pharmacy benefit management, and medical equipment — produced the greatest extra return. Detracting significantly from performance were long and short positions in the stocks of biotechnology firms and the makers of health-care products.

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional, Investor and Class C Shares will differ due to differences in fees.

4  The inception date of the Turner Medical Sciences Long/Short Fund was February 7, 2011. Cumulative returns, not annualized.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The S&P 500 Healthcare Index is an unmanaged index which includes the stocks in the health care sector of the S&P 500 Index.

7  The Barclays Capital U.S. Aggregate Bond Index (prior to November 2008, the Index was known as the "Lehman Brothers U.S. Aggregate Bond Index") represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

8  Lipper Long/Short Equity Funds Average represents the average annualized total return for all reporting funds in the Lipper Long/Short Equity Fund category.

The Turner Medical Sciences Long/Short Fund is subject to the risks associated with selling securities short. A short sale involves a finite opportunity for appreciation, but a theoretically unlimited risk of loss. The Fund is subject to the risks associated with health care-related companies. Many health care-related companies are smaller and less seasoned than companies in other sectors. Health care-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. The Fund is subject to risks due to its foreign investments.

10 TURNER FUNDS 2011 ANNUAL REPORT

INVESTMENT REVIEW

Turner Spectrum Fund

Fund profile

September 30, 2011

■  Ticker symbol TSPEX

  Institutional Class Shares

■  CUSIP #900297664

  Institutional Class Shares

■  Top five holdings1

  (1) Pfizer

  (2) Las Vegas Sands

  (3) Onyx Pharmaceutials

  (4) Watson Pharmaceuticals

  (5) Shire ADR

■  % in five largest holdings 6.3%2

■  Number of holdings 4841

■  Price/earnings ratio 17.75

■  Weighted average market capitalization $127.12 billion

■  % of holdings with positive earnings surprises 61.41%

■  % of holdings with negative earnings surprises 20.54%

■  Net assets $449 million, Institutional Class Shares

Growth of a $100,000 investment in the
Turner Spectrum Fund, Institutional Class Shares:
May 7, 2009-September 30, 20113,4

Average annual total returns (Periods ended September 30, 2011)

	One year	Since inception
Turner Spectrum Fund, Institutional Class Shares[5]	5.82%	6.10%[4]
Turner Spectrum Fund, Investor Class Shares[5]	5.57%	5.83%[4]
Turner Spectrum Fund, Class C Shares[5]	4.76%	5.79%[6]
S&P 500 Index[7]	1.14%	11.92%[4]
Barclays Capital U.S. Aggregate Bond Index[8]	5.26%	7.75%[4]
Lipper Long/Short Equity Funds Average[9]	-3.61%	6.82%[4]

Sector weightings2:

Manager's discussion and analysis

Generally good stock selection led the Turner Spectrum Fund, Institutional Class Shares (TSPEX) to a 5.82% gain in the 12-month period ended September 30. The fund's return exceeded that of the S&P 500 Index by 4.68 percentage points, the Barclays Capital U.S Aggregate Bond Index by 0.56 percentage points, and the Lipper Long/Short Equity Funds Average by 9.43 percentage points. The fund seeks to generate returns that have historically been associated with stocks, with relatively low volatility and a correlation unlike that of the broad market.

Seven of the 10 sectors in which the fund held positions contributed extra return, with the financials and health-care sectors making the greatest contributions. In those sectors, long and short positions in diversified financial-services, investment-banking, pharmaceutical, and biomedical shares added the most extra return. The sector that detracted the most from results was energy, with oil and gas shares performing poorly. The fund kept a modest net long exposure, mainly in U.S. stocks, with an 87% weighting.

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional, Investor and Class C Shares will differ due to differences in fees.

4  The inception date of the Turner Spectrum Fund (Institutional Class Shares and Investor Class Shares) was May 7, 2009. Index returns are based on Institutional Class Shares inception date.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The inception date of the Turner Spectrum Fund (Class C Shares) was July 14, 2009.

7  The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

8  The Barclays Capital U.S. Aggregate Bond Index (prior to November 2008, the Index was known as the "Lehman Brothers U.S. Aggregate Bond Index") represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

9  Lipper Long/Short Equity Funds Average represents the average annualized total return for all reporting funds in the Lipper Long/Short Equity Fund category.

ADR — American Depositary Receipt

The Turner Spectrum Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return. The Fund is subject to the risks associated with selling securities short. A short sale involves a finite opportunity for appreciation, but a theoretically unlimited risk of loss. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.

TURNER FUNDS 2011 ANNUAL REPORT 11

INVESTMENT REVIEW

Turner Titan Fund

Fund profile

September 30, 2011

■  Ticker symbol TTLFX

  Investor Class Shares

■  CUSIP #900297524

  Investor Class Shares

■  Top five holdings1

  (1) Broadcom, Cl A

  (2) Oracle

  (3) eBay

  (4) Yamana Gold

  (5) Las Vegas Sands

■  % in five largest holdings 14.0%2

■  Number of holdings 1201

■  Price/earnings ratio 14.62

■  Weighted average market capitalization $41.34 billion

■  % of holdings with positive earnings surprises 82.50%

■  % of holdings with negative earnings surprises 11.67%

■  Net assets $3 million, Investor Class Shares

Growth of a $10,000 investment in the
Turner Titan Fund, Investor Class Shares:
February 7, 2011-September, 20113,4

Cumulative total returns (Period ending September 30, 2011)

Since inception[4]
Turner Titan Fund, Institutional Class Shares[5]	-2.30%
Turner Titan Fund, Investor Class Shares[5]	-2.40%
Turner Titan Fund, Class C Shares[5]	-2.80%
S&P 500 Index[6]	-12.51%
Barclays Capital U.S. Aggregate Bond Index[7]	7.62%
Lipper Long/Short Equity Funds Average[8]	-10.03%

Sector weightings2:

Manager's discussion and analysis

The Turner Titan Fund, Investor Class Shares (TTLFX) lost 2.40% between February 7 and September 30. The fund's return beat that of the S&P 500 Index by 10.11 percentage points and the Lipper Long/Short Equity Funds Average by 7.63 percentage points, but lagged the Barclays Capital U.S. Aggregate Bond Index by 10.02 percentage points. The fund seeks to generate returns that have historically been associated with stocks, with relatively low volatility and a correlation unlike that of the broad market.

Overall, four of the nine sectors in which the fund is invested delivered extra return. The financials and industrials sectors added the most value, with long and short positions in banking, aerospace-component, and manufacturing shares providing the greatest contributions. The greatest detractors from results were the consumer-staples and utilities sectors, with shares in nutrition and cable-television companies producing subpar returns.

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional, Investor and Class C Shares will differ due to differences in fees.

4  The inception date of the Turner Titan Fund was February 7, 2011. Cumulative returns, not annualized.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

7  The Barclays Capital U.S. Aggregate Bond Index (prior to November 2008, the Index was known as the "Lehman Brothers U.S. Aggregate Bond Index") represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

8  Lipper Long/Short Equity Funds Average represents the average annualized total return for all reporting funds in the Lipper Long/Short Equity Fund category.

Cl — Class

The Turner Titan Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return. The Fund is subject to the risks associated with selling securities short. A short sale involves a finite opportunity for appreciation, but a theoretically unlimited risk of loss. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.

12 TURNER FUNDS 2011 ANNUAL REPORT

INVESTMENT REVIEW

Turner All Cap Growth Fund

Fund profile

September 30, 2011

■  Ticker symbol TBTBX

■  CUSIP #87252R797

■  Top five holdings1

  (1) Apple

  (2) Alexion Pharmaceuticals

  (3) ASML, NY Shares

  (4) MasterCard, Cl A

  (5) Whole Foods Market

■  % in five largest holdings 21.6%2

■  Number of holdings 361

■  Price/earnings ratio 15.0

■  Weighted average market capitalization $39.84 billion

■  % of holdings with positive earnings surprises 94.4%

■  % of holdings with negative earnings surprises 5.5%

■  Net assets $33 million

Growth of a $10,000 investment in the
Turner All Cap Growth Fund:
September 30, 2001-September 30, 20113

Average annual total returns (Periods ended September 30, 2011)

	One year	Three years	Five years	10 years	Since inception
Turner All Cap Growth Fund[4]	9.10%	11.09%	4.16%	8.84%	-2.32%
NASDAQ Composite Index[5]	1.97%	4.91%	1.35%	4.89%	-4.31%
Russell 3000® Growth Index[6]	3.39%	4.49%	1.56%	3.18%	-3.02%

Sector weightings2:

Manager's discussion and analysis

Generally good stock selection provided the Turner All Cap Growth Fund (TBTBX) a 9.10% gain in the 12-month period ended September 30. The fund's return exceeded that of the Nasdaq Composite Index by 7.13 percentage points and the Russell 3000® Growth Index by 5.71 percentage points.

Five of the fund's eight sector positions outperformed their corresponding index sectors. Most of the return premium came from the consumer-staples, industrials, consumer-discretionary, and health-care sectors, a 41% weighting. In those sectors, coffee-roaster, supermarket, semiconductor-capital-equipment, aerospace, engine, metals, mining, and gaming shares contributed the most to results. A 2% position in financials stocks was the main detractor, with electronic-payment, credit-card, and banking shares recording poor relative returns.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner All Cap Growth Fund was June 30, 2000.

4  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

5  The NASDAQ Composite Index includes more than 5,000 domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The index is market-value weighted. This means that each company's security affects the index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index. Because it is so broad-based, the Index is one of the most widely followed and quoted major market indices.

6  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Cl — Class

NY — New York

The Turner All Cap Growth Fund may buy and sell securities frequently as part of its investment strategy. The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies.

TURNER FUNDS 2011 ANNUAL REPORT 13

INVESTMENT REVIEW

Turner Concentrated Growth Fund

Fund profile

September 30, 2011

■  Ticker symbol TTOPX

■  CUSIP #87252R862

■  Top five holdings1

  (1) Amazon.com

  (2) Qualcomm

  (3) Goldcorp

  (4) Broadcom, Cl A

  (5) Andarko Petroleum

■  % in five largest holdings 27.1%2

■  Number of holdings 241

■  Price/earnings ratio 16.0

■  Weighted average market capitalization $64.6 billion

■  % of holdings with positive earnings surprises 91.6%

■  % of holdings with negative earnings surprises 8.3%

■  Net assets $39 million

Growth of a $10,000 investment in the
Turner Concentrated Growth Fund:
September 30, 2001-September 30, 20113

Average annual total returns (Periods ended September 30, 2011)

	One year	Three years	Five years	10 years	Since inception
Turner Concentrated Growth Fund[4]	-3.17%	0.46%	-3.26%	1.12%	-0.68%
S&P 500 Index[5]	1.14%	1.23%	-1.18%	2.82%	0.23%
Russell 1000® Growth Index[6]	3.78%	4.69%	1.62%	3.01%	-1.14%

Sector weightings2:

Manager's discussion and analysis

Significant underperformance in two major sectors impaired the total return of the Turner Concentrated Growth Fund (TTOPX) in the 12-month period ended September 30. As a result the fund, which contains a select few stocks that we think have the strongest expected earnings power and return potential, declined 3.17%, lagging the S&P 500 Index by 4.31 percentage points and the Russell 1000® Growth Index by 6.95 percentage points.

Information-technology and industrials stocks, a 55% weighting, detracted the most from performance by far. In those sectors, telecommunications, internet-infrastructure, semiconductor, data-networking, shipping, home-builder, electronics-manufacturing, and industrial-equipment shares performed poorly. Altogether, three of the fund's seven sector positions beat their corresponding index sectors. Consumer discretionary, a 19% weighting, added the most extra return. E-commerce, Internet, restaurant, luxury-clothing, and gaming stocks produced the best relative returns.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Concentrated Growth Fund was June 30,1999.

4  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

5  The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

6  The Russell 1000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

7  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 11 in Notes to Financial Statements for more detailed information.

Cl — Class

The Turner Concentrated Growth Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility. The Fund may buy and sell securities frequently as part of its investment strategy.

14 TURNER FUNDS 2011 ANNUAL REPORT

INVESTMENT REVIEW

Turner Emerging Growth Fund

Fund profile

September 30, 2011

■  Ticker symbol TMCGX

  Investor Class Shares

■  CUSIP #872524301

  Investor Class Shares

■  Top five holdings1

  (1) Deckers Outdoor

  (2) Ariba

  (3) Triumph Group

  (4) TreeHouse Foods

  (5) Pharmasset

■  % in five largest holdings 13.3%2

■  Number of holdings 971

■  Price/earnings ratio 15.5

■  Weighted average market capitalization $1.7 billion

■  % of holdings with positive earnings surprises 65.9%

■  % of holdings with negative earnings surprises 28.8%

■  Net assets $159 million, Investor Class Shares

Growth of a $10,000 investment in the
Turner Emerging Growth Fund, Investor Class Shares:
September 30, 2001-September 30, 20113,4

Average annual total returns (Periods ended September 30, 2011)

	One year	Three years	Five years	10 years	Since inception
Turner Emerging Growth Fund, Institutional Class Shares[5]	7.81%	—	—	—	19.59%[6]
Turner Emerging Growth Fund, Investor Class Shares[5]	7.56%	0.63%	1.35%	8.63%	17.37%[4]
Russell 2000® Growth Index[7]	-1.12%	2.07%	0.96%	5.45%	1.84%[4]

Sector weightings2:

Manager's discussion and analysis

In the 12-month period ended September 30, the Turner Emerging Growth Fund, Investor Class Shares (TMCGX) gained 7.56%, outperforming the Russell 2000® Growth Index's 1.12% loss by 8.68 percentage points.

Exceptional performance in the health-care, consumer-discretionary, industrials, and consumer-staples sectors, a 56% weighting, produced the biggest return premiums. In those sectors, pharmaceutical, pharmacy-benefit-management, therapeutic, footwear, cosmetics, coal-mining, paper-manufacturing, coffee-roasting, and food-processing shares performed best. Four of the fund's nine sector positions detracted from results, with information-technology and financials detracting the most. In those sectors, which presented a 17% weighting, insurance, commercial-bank, laser, semiconductor, computer-services, and electronic-storage shares proved disappointing.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

4  The inception date of the Turner Emerging Growth Fund (Investor Class Shares) was February 27, 1998. Index returns are based on Investor Class Shares inception date.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The inception date of the Turner Emerging Growth Fund (Institutional Class Shares) was February 1, 2009.

7  The Russell 2000® Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies with higher growth rates and price-to-book ratios.

8  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 11 in Notes to Financial Statements for more detailed information.

Amounts designated as "—" are not applicable.

The Turner Emerging Growth Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

TURNER FUNDS 2011 ANNUAL REPORT 15

INVESTMENT REVIEW

Turner Large Growth Fund

Fund profile

September 30, 2011

■  Ticker symbol TTMEX

  Institutional Class Shares

■  CUSIP #900297847

  Institutional Class Shares

■  Top five holdings1

  (1) Apple

  (2) International Business Machines

  (3) Qualcomm

  (4) Coca-Cola

  (5) Amazon.com

■  % in five largest holdings 25.0%2

■  Number of holdings 681

■  Price/earnings ratio 13.9

■  Weighted average market capitalization $76.48 billion

■  % of holdings with positive earnings surprises 94.12%

■  % of holdings with negative earnings surprises 5.8%

■  Net assets $382 million, Institutional Class Shares

Growth of a $250,000 investment in the
Turner Large Growth Fund, Institutional Class Shares:
September 30, 2001-September 30, 20113,4

Average annual total returns (Periods ended September 30, 2011)

	One year	Three years	Five years	10 years	Since inception
Turner Large Growth Fund, Institutional Class Shares[5]	-0.39%	0.70%	-1.70%	2.74%	0.66%[4]
Turner Large Growth Fund, Investor Class Shares[5]	-0.67%	0.44%	-1.97%	—	-0.06%[6]
Russell 1000® Growth Index[7]	3.78%	4.69%	1.62%	3.01%	0.44%[4]

Sector weightings2:

Manager's discussion and analysis

Double-digit gains in two defensive sectors, health care and consumer staples, weren't enough to offset weak relative returns in other sectors for the Turner Large Growth Fund, Institutional Class Shares (TTMEX) in the 12-month period ended September 30. The fund lost 0.39%, lagging the Russell 1000® Growth Index by 4.17 percentage points.

A 21% position in consumer-staples and health-care stocks generated the only positive returns, beating their corresponding index sectors. The industrials sector also beat its index sector, but only by losing less. In these sectors, supermarket, nutrition, coffee-roaster, biopharmaceutical, drug, medical-information-system, fertilizer, mining, and chemical stocks contributed the greatest value. The major detractor from performance was a loss in the energy sector, which represented 7% of the portfolio. The worst performers in that sector included coal, energy-services, and solar shares.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

4  The inception date of the Turner Large Growth Fund (Institutional Class Shares) was February 28, 2001. Index returns are based on Institutional Class Shares inception date.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The inception date of the Turner Large Growth Fund (Investor Class Shares) was August 1, 2005.

7  The Russell 1000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

8  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 11 in Notes to Financial Statements for more detailed information.

Amounts designated as "—" are not applicable.

The Turner Large Growth Fund may buy and sell securities frequently as part of its investment strategy. The Fund is subject to the risk that large capitalization growth stocks may underperform other segments of the equity markets as a whole.

16 TURNER FUNDS 2011 ANNUAL REPORT

INVESTMENT REVIEW

Turner Midcap Growth Fund

Fund profile

September 30, 2011

■  Ticker symbol TMGFX

  Investor Class Shares

■  CUSIP #900297409

  Investor Class Shares

■  Top five holdings1

  (1) Broadcom, Cl A

  (2) Alexion Pharmaceuticals

  (3) Green Mountain Coffee Roasters

  (4) Watson Pharmaceuticals

  (5) Bed Bath & Beyond

■  % in five largest holdings 8.5%2

■  Number of holdings 941

■  Price/earnings ratio 15.1

■  Weighted average market capitalization $8.04 billion

■  % of holdings with positive earnings surprises 87.2%

■  % of holdings with negative earnings surprises 11.7%

■  Net assets $471 million, Investor Class Shares

Growth of a $10,000 investment in the
Turner Midcap Growth Fund, Investor Class Shares:
September 30, 2001-September 30, 20113,4

Average annual total returns (Periods ended September 30, 2011)

	One year	Three years	Five years	10 years	Since inception
Turner Midcap Growth Fund, Institutional Class Shares[5]	1.74%	5.10%	—	—	-3.90%[6]
Turner Midcap Growth Fund, Investor Class Shares[5]	1.45%	4.83%	1.77%	5.65%	9.23%[4]
Turner Midcap Growth Fund, Retirement Class Shares[5]	1.18%	4.58%	1.50%	5.25%	5.31%[7]
Russell Midcap® Growth Index[8]	0.80%	5.89%	1.64%	6.70%	6.00%[4]

Sector weightings2:

Manager's discussion and analysis

In the 12-month period ended September 30, the Turner Midcap Growth Fund, Investor Class Shares (TMGFX) advanced 1.45%, a result that outperformed the Russell Midcap® Growth Index by 0.65 percentage points.

The fund's performance was most aided by favorable relative returns in the consumer-staples and health-care sectors, a 22% weighting; coffee-roasting, supermarket, and pharmaceutical stocks were key contributors. The consumer-discretionary sector, a 19% weighting, impaired results the most. Hotel, e-commerce, gaming, and fashion-accessory stocks contributed the greatest degree of underperformance.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional, Investor and Retirement Class Shares will differ due to differences in fees.

4  The inception date of the Turner Midcap Growth Fund (Investor Class Shares) was October 1, 1996. Index returns are based on Investor Class Shares inception date.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The inception date of the Turner Midcap Growth Fund (Institutional Class Shares) was June 16, 2008.

7  The inception date of the Turner Midcap Growth Fund (Retirement Class Shares) was September 24, 2001.

8  The Russell Midcap® Growth Index is a capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.

9  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 11 in Notes to Financial Statements for more detailed information.

Cl — Class

Amounts designated as "—" are not applicable.

The Turner Midcap Growth Fund may buy and sell securities frequently as part of its investment strategy. The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies.

TURNER FUNDS 2011 ANNUAL REPORT 17

INVESTMENT REVIEW

Turner Small Cap Growth Fund

Fund profile

September 30, 2011

■  Ticker symbol TSCEX

  CUSIP #900297300

■  Top five holdings1

  (1) Cephid

  (2) Finish Line, Cl A

  (3) SuccessFactors

  (4) HealthSpring

  (5) Clean Harbors

■  % in five largest holdings 5.9%2

■  Number of holdings 1251

■  Price/earnings ratio 13.5

■  Weighted average market capitalization $1.56 billion

■  % of holdings with positive earnings surprises 71.2%

■  % of holdings with negative earnings surprises 21.6%

■  Net assets $230 million

Growth of a $10,000 investment in the
Turner Small Cap Growth Fund:
September 30, 2001-September 30, 20113

Average annual total returns (Periods ended September 30, 2011)

	One year	Three years	Five years	10 years	Since inception
Turner Small Cap Growth Fund[4]	-3.94%	1.71%	1.24%	5.93%	9.89%
Russell 2000® Growth Index[5]	-1.12%	2.07%	0.96%	5.45%	4.56%

Sector weightings2:

Manager's discussion and analysis

The Turner Small Cap Growth Fund (TSCEX) lost 3.94% in the 12-month period ended September 30. The fund lagged its benchmark, the Russell 2000® Index, by 2.82 percentage points.

Three of the fund's sector positions — health care, industrials, and energy, a 38% weighting — beat their index counterparts, but they weren't sizable enough to contribute significantly to performance. In those sectors, diagnostic-equipment, biopharmaceutical, specialty-drug, filtration-manufacturing, gold-mining, advanced-material, oil, and coal-mining stocks delivered extra return. Financials and information-technology shares, a 28% weighting, were the biggest drags on performance. Investment-management, real-estate, data-networking, and semiconductor stocks recorded subpar results.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Small Cap Growth Fund was February 7, 1994.

4  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

5  The Russell 2000® Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies with higher growth rates and price-to-book ratios.

6  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 11 in Notes to Financial Statements for more detailed information.

Cl — Class

The Turner Small Cap Growth Fund may buy and sell securities frequently as part of its investment strategy. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.

18 TURNER FUNDS 2011 ANNUAL REPORT

INVESTMENT REVIEW

Turner Global Opportunities Fund

Fund profile

September 30, 2011

■  Ticker symbol TGLBX

  Institutional Class Shares

■  CUSIP #900297623

  Institutional Class Shares

■  Top five holdings1

  (1) Apple

  (2) Alexion Pharmaceuticals

  (3) Shire ADR

  (4) Las Vegas Sands

  (5) AIA Group

■  % in five largest holdings 24.6%2

■  Number of holdings 271

■  Price/earnings ratio 15.6

■  Weighted average market capitalization $43.91 billion

■  % of holdings with positive earnings surprises 70.4%

■  % of holdings with negative earnings surprises 11.1%

■  Net assets $0.9 million, Institutional Class Shares

Growth of a $250,000 investment in the
Turner Global Opportunities Fund,
Institutional Class Shares:
May 7, 2010-September 30, 20113

Average annual total returns (Periods ended September 30, 2011)

	One Year	Since inception
Turner Global Opportunities Fund, Institutional Class Shares[4]	-1.22%	9.67%
Turner Global Opportunities Fund Investor Class Shares[4]	-1.48%	9.33%
MSCI World Growth Index[5]	-2.94%	4.57%
MSCI World Index[6]	-3.84%	2.98%

Sector weightings2:

Manager's discussion and analysis

The Turner Global Opportunities Fund, Institutional Class Shares (TGLBX) lost 1.22% for the 12-month period ended September 30. But that negative return still beat the fund's benchmarks, the MSCI World Growth Index by 1.72 percentage points and the MSCI World Index by 2.62 percentage points.

Five of eight sector positions outperformed their corresponding index sectors, but only three of those sectors produced positive returns. The best-performing sector was health care, which amounted to 10% of holdings. In that sector, pharmaceutical shares did best. The fund's performance was hurt the most by negative returns in the energy and consumer-discretionary sectors, with a combined weighting of 20%. Oil, fashion-accessories, e-commerce, wholesale-distributing, and luxury-goods stocks were the biggest laggards.

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Global Opportunities Fund was May 7, 2010. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

4  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

5  The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

6  The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

ADR — American Depository Receipt

The Turner Global Opportunities Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility. The Fund is subject to risks due to its foreign investments.

TURNER FUNDS 2011 ANNUAL REPORT 19

INVESTMENT REVIEW

Turner International Growth Fund

Fund profile

September 30, 2011

■  Ticker symbol TICGX

  Institutional Class Shares

■  CUSIP #900297771

  Institutional Class Shares

■  Top five holdings1

  (1) Nestle

  (2) Roche Holding

  (3) Imagination Technologies Group

  (4) British American Tobacco

  (5) HSBC Holdings

■  % in five largest holdings 13.2%2

■  Number of holdings 701

■  Price/earnings ratio 12.3

■  Weighted average market capitalization $38.18 billion

■  % of holdings with positive earnings surprises 31.4%

■  % of holdings with negative earnings surprises 17.14%

■  Net assets $6 million, Institutional Class Shares

Growth of a $250,000 investment in the
Turner International Growth Fund,
Institutional Class Shares:
January 31, 2007-September 30, 20113,4

Average annual total returns (Periods ended September 30, 2011)

	One year	Three years	Since inception
Turner International Growth Fund, Institutional Class Shares[5]	-1.32%	4.82%	-0.66%[4]
Turner International Growth Fund, Investor Class Shares[5]	-1.67%	—	15.52%[6]
MSCI World ex-U.S. Growth Index[7]	-8.63%	-0.31%	-3.56%[4]

Sector weightings2:

Manager's discussion and analysis

In the 12-month period ended September 30, the Turner International Core Growth Fund, Institutional Class Shares (TICGX) lost 1.32%, a result that outperformed the MSCI World Growth ex-U.S. Index by 7.31 percentage points.

Five of 10 sector positions contributed to the fund's results: consumer discretionary, financials, industrials, health care, and information-technology, amounting to a 58% weighting. In those sectors, clothing, restaurant, e-commerce, investment-management, mining, chemical, pharmaceutical, and semiconductor shares performed especially well. The utilities and energy sectors, a 7% weighting, provided the worst relative returns, with oil exploration-and-production, water, and telecommunication stocks underperforming.

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

4  The inception date of the Turner International Growth Fund (Institutional Class Shares) was January 31, 2007. Index returns are based on Institutional Class Shares inception date.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The inception date of the Turner International Growth Fund (Investor Class Shares) was October 31, 2008.

7  The MSCI World Growth ex-U.S. Growth Index is a market capitalization-weighted index (companies with larger market capitalizations have more influence than those with smaller market capitalizations) designed to measure the combined equity market performance of developed and emerging markets countries, excluding the United States.

Amounts designated as "—" are not applicable.

The Turner International Growth Fund may buy and sell securities frequently as part of its investment strategy. The Fund is subject to risks due to its foreign investments.

20 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of investments

Turner Market Neutral Fund

September 30, 2011

	Shares	Value (000)
Common stock—75.9%
Consumer discretionary—10.8%
BorgWarner*	3,760	$227
Las Vegas Sands*	11,030	423
Stanley Black & Decker	4,360	214
TRW Automotive Holdings*	6,570	215
Viacom, Cl B	5,490	213
Total Consumer discretionary		1,292
Consumer staples—4.0%
Hershey	4,030	239
PepsiCo^	3,780	234
Total Consumer staples		473
Energy—7.1%
Brigham Exploration*	9,290	235
Cameron International*^	4,360	181
Quicksilver Resources*	28,620	217
Valero Energy	11,840	210
Total Energy		843
Financials—13.7%
Affiliated Managers Group*	2,720	212
AON^	4,900	206
Charles Schwab	20,460	231
Chubb^	3,810	228
Discover Financial Services	8,040	184
LaSalle Hotel Properties	12,240	235
Safeguard Scientifics*	7,250	109
Western Union	14,780	226
Total Financials		1,631
Health care—18.2%
AmerisourceBergen, Cl A	5,910	220
Baxter International	7,750	435
Covidien^	4,050	178
Edwards Lifesciences*	3,310	236
Onyx Pharmaceuticals*	6,490	195
Pfizer	25,760	455
Watson Pharmaceuticals*^	3,630	248
WellPoint^	3,150	206
Total Health care		2,173

	Shares	Value (000)
Industrials—7.3%
Actuant, Cl A	11,950	$236
AMETEK^	5,700	188
Cummins	2,730	223
Valmont Industries	2,890	225
Total Industrials		872
Information-technology—8.2%
Acme Packet*	5,190	221
Apple*	281	107
Broadcom, Cl A^	6,770	226
Electronic Arts*^	10,220	209
SuccessFactors*^	9,280	213
Total Information-technology		976
Materials—6.6%
Airgas	3,470	222
Goldcorp	4,650	212
Mosaic	2,190	107
Nucor	7,580	240
Total Materials		781
Total Common stock (Cost $9,374)		9,041
Cash equivalent—4.5%
BlackRock TempCash Fund, Institutional Shares, 0.010%**^	532,682	533
Total Cash equivalent (Cost $533)		533
Total Investments—80.4% (Cost $9,907)		$9,574

As of September 30, 2011 all of the Fund's investments were considered Level 1. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $11,913.***

  *  Non-income producing security.

  **  Rate shown is the 7-day effective yield as of September 30, 2011.

  ***  This number is listed in thousands.

  ^  All or a portion of the shares have been committed as collateral for open short positions.

Cl — Class

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2011 ANNUAL REPORT 21

FINANCIAL STATEMENTS

Schedule of securities sold short

Turner Market Neutral Fund

September 30, 2011

	Shares	Value (000)
Common stock—73.5%
Consumer discretionary—11.0%
CarMax*	9,020	$215
Discovery Communications, Cl A*	5,840	220
Genuine Parts	4,300	218
Johnson Controls	8,210	217
Mattel	8,700	225
Tupperware Brands	4,090	220
Total Consumer discretionary		1,315
Consumer staples—5.7%
Darling International*	17,930	226
General Mills	5,890	226
H.J. Heinz	4,620	233
Total Consumer staples		685
Energy—7.2%
ConocoPhillips	3,620	229
National Oilwell Varco	3,450	177
Oasis Petroleum*	10,210	228
Ultra Petroleum*	7,890	219
Total Energy		853
Financials—10.8%
Capital One Financial	4,620	183
Franklin Resources	2,250	215
Hospitality Properties Trust	10,720	228
Marsh & McLennan	7,630	203
Mid-America Apartment Communities	3,840	231
Travelers	4,680	228
Total Financials		1,288
Health care—14.8%
Amgen	8,300	456
Becton Dickinson	6,300	462
IDEXX Laboratories*	2,850	196
St. Jude Medical	11,600	420
Zimmer Holdings*	4,340	232
Total Health care		1,766

	Shares	Value (000)
Industrials—7.2%
C.R. Bard	4,880	$427
Donaldson	3,780	207
Nordson	5,520	220
Total Industrials		854
Information-technology—8.6%
Dell*	16,160	229
FactSet Research Systems	2,560	228
Riverbed Technology*	9,760	195
Tech Data*	4,780	206
Vishay Intertechnology*	19,840	166
Total Information-technology		1,024
Materials—8.2%
Alcoa	22,330	214
Barrick Gold	4,470	208
Carpenter Technology	7,640	343
Solutia*	16,370	210
Total Materials		975
Total Common stock (Proceeds $9,300)		8,760
Total Securities sold short—73.5% (Proceeds $9,300)		$8,760

As of September 30, 2011 all of the Fund's investments in securities sold short were considered Level 1. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $11,913.**

  *  Non-income producing security.

  **  This number is listed in thousands.

Cl — Class

The accompanying notes are an integral part of the financial statements.

22 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of investments

Turner Medical Sciences Long/Short Fund

September 30, 2011

	Shares	Value (000)
Common stock—24.5%
Biotechnology—6.5%
Achillion Pharmaceuticals*	46,880	$221
ARIAD Pharmaceuticals*	16,390	144
Cepheid*	3,710	144
Cubist Pharmaceuticals*	8,350	295
Infinity Pharmaceuticals*	17,490	124
Medivation*	14,560	247
NPS Pharmaceuticals*	22,660	148
Onyx Pharmaceuticals*	27,960	839
Pharmasset*	3,850	317
QLT*	62,540	457
Targacept*	5,790	87
United Therapeutics*	23,800	892
Total Biotechnology		3,915
Health care equipment & supplies—3.1%
ArthroCare*	19,050	548
Baxter International	10,580	594
Covidien	13,170	581
Volcano*	4,930	146
Total Health care equipment & supplies		1,869
Health care providers & services—0.9%
Catalyst Health Solutions*	4,530	262
UnitedHealth Group	6,380	294
Total Health care providers & services		556
Life sciences tools & services—0.5%
Bruker*	21,920	296
Total Life sciences tools & services		296

	Shares	Value (000)
Pharmaceuticals—13.5%
Medicis Pharmaceutical, Cl A	20,300	$740
Merck	54,610	1,786
Ono Pharmaceutical^^	12,040	719
Optimer Pharmaceuticals*	12,170	168
Pfizer	115,730	2,046
Questcor Pharmaceuticals*	29,200	796
Shire ADR	7,910	743
Watson Pharmaceuticals*	16,420	1,121
Total Pharmaceuticals		8,119
Total Common stock (Cost $14,954)		14,755
Cash equivalent—54.7%
BlackRock TempCash Fund, Institutional Shares, 0.010%**^	32,856,939	32,857
Total Cash equivalent (Cost $32,857)		32,857
Total Investments—79.2% (Cost $47,811)		$47,612

The following is a summary of inputs used as of September 30, 2011 in valuing the Fund's investments:

Investments in securities	Level 1	Level 2	Level 3	Total
Common Stock	$14,036	$719	$—	$14,755
Cash equivalent	32,857	—	—	32,857
Total Investments in securities	$46,893	$719	$—	$47,612

Please see Note 2 in the Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $60,089.***

  *  Non-income producing security.

  **  Rate shown is the 7-day effective yield as of September 30, 2011.

  ***  This number is listed in thousands.

  ^  All or a portion of the shares have been committed as collateral for open short positions.

  ^^  Security fair valued using procedures established by the Fair Value Committee for foreign securities due to price movements in the market which exceed established thresholds. As of September 30, 2011 the total market value of these securities was $719***, representing 1.2% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2011 ANNUAL REPORT 23

FINANCIAL STATEMENTS

Schedule of securities sold short

Turner Medical Sciences Long/Short Fund

September 30, 2011

	Shares	Value (000)
Common stock—22.2%
Biotechnology—6.2%
Alkermes*	21,270	$324
Amarin ADR*	19,200	177
Amgen	37,300	2,049
Life Technologies*	8,590	330
Oncolytics Biotech*	57,600	200
Sangamo BioSciences*	30,520	133
Spectrum Pharmaceuticals*	21,200	162
Vertex Pharmaceuticals*	8,010	357
Total Biotechnology		3,732
Chemicals—1.3%
Sigma-Aldrich	13,110	810
Total Chemicals		810
Health care equipment & supplies—9.6%
Becton Dickinson	14,000	1,027
C.R. Bard	10,030	878
DENTSPLY International	32,710	1,004
IDEXX Laboratories*	11,980	826
Medtronic	17,510	582
St. Jude Medical	16,110	583
Zimmer Holdings*	16,020	857
Total Health care equipment & supplies		5,757
Health care providers & services—0.8%
Amedisys*	9,920	147
IPC The Hospitalist*	9,300	332
Total Health care providers & services		479
Life sciences tools & services—0.3%
Luminex*	7,880	174
Total Life sciences tools & services		174

	Shares	Value (000)
Pharmaceuticals—4.0%
AVANIR Pharmaceuticals, Cl A*	79,030	$226
Eisai^	27,800	1,122
Endo Pharmaceuticals Holdings*	11,550	323
United Laboratories International Holdings^	348,000	264
ViroPharma*	25,500	461
Total Pharmaceuticals		2,396
Total Common stock (Proceeds $14,223)		13,348
Exchange traded funds—2.9%
Health Care Select Sector SPDR Fund	18,270	580
iShares NASDAQ Biotechnology Index Fund	12,670	1,183
Total Exchange traded funds (Proceeds $1,843)		1,763
Total Securities sold short—25.1% (Proceeds $16,066)		$15,111

The following is a summary of inputs used as of September 30, 2011 in valuing the Fund's investments in securities sold short:

Securities sold short	Level 1	Level 2	Level 3	Total
Common Stock	$11,962	$1,386	$—	$13,348
Exchange traded funds	1,763	—	—	1,763
Total Securities sold short	$13,725	$1,386	$—	$15,111

Please see Note 2 in the Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $60,089.**

  *  Non-income producing security.

  **  This number is listed in thousands.

  ^  Security fair valued using procedures established by the Fair Value Committee for foreign securities due to price movements in the market which exceed established thresholds. As of September 30, 2011 the total market value of these securities was $1,386***, representing 2.3% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

SPDR — Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of the financial statements.

24 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of investments

Turner Spectrum Fund

September 30, 2011

	Shares	Value (000)
Common stock—47.8%
Consumer discretionary—7.9%
Abercrombie & Fitch, Cl A	11,730	$722
Amazon.com*	3,630	785
Asia Entertainment & Resources	141,720	765
AutoZone*	2,850	910
Bed Bath & Beyond*	17,820	1,021
Body Central*	20,390	370
BorgWarner*	72,910	4,413
Coach	63,310	3,281
Comcast, Cl A	25,700	537
Crocs*	51,320	1,215
Deckers Outdoor*	6,710	626
DSW, Cl A	22,580	1,043
Express	57,520	1,167
Finish Line, Cl A	25,680	513
GameStop, Cl A*	48,500	1,120
Honda Motor SP ADR	37,110	1,082
Las Vegas Sands*	156,270	5,992
Li & Fung^	371,830	621
Lithia Motors, Cl A	26,740	385
LVMH Moet Hennessy Louis Vuitton^	7,184	948
MGM China Holdings*	378,630	502
Motorcar Parts of America*	52,880	435
NagaCorp^	3,588,803	766
Nordstrom	10,710	489
Panera Bread, Cl A*	17,220	1,790
Priceline.com*	1,660	746
Restoque Comercio e Confeccoes de Roupas*	68,025	728
Scientific Games, Cl A*	156,789	1,116
Shangri-La Asia^	381,410	729
Stanley Black & Decker	30,300	1,488
Starbucks	67,710	2,525
Starwood Hotels & Resorts Worldwide	79,060	3,069
Steven Madden*	23,690	713
Swatch Group^	1,243	409
Teavana Holdings*	41,780	850
TRW Automotive Holdings*	45,490	1,489
Vera Bradley*	24,910	898
Viacom, Cl B	54,370	2,106
Williams-Sonoma	23,020	709
Total Consumer discretionary		49,073

	Shares	Value (000)
Consumer staples—2.7%
Beam*	22,750	$945
Coca-Cola	16,230	1,096
Colgate-Palmolive	22,040	1,954
Costco Wholesale	32,200	2,644
Dr. Pepper Snapple Group	20,670	802
Hain Celestial Group*	26,980	824
Hansen Natural*	15,140	1,322
Hershey	51,580	3,056
Mead Johnson Nutrition, Cl A	19,180	1,320
PepsiCo	26,020	1,611
Primo Water*	66,900	377
Sanderson Farms	10,560	502
Whole Foods Market	5,360	350
Total Consumer staples		16,803
Energy—4.4%
Anadarko Petroleum	41,520	2,618
Baker Hughes	24,335	1,123
Brigham Exploration*	88,230	2,229
Cabot Oil & Gas	26,770	1,657
Cameron International*	51,060	2,121
CGX Energy*	124,273	83
Chesapeake Energy	28,820	736
Cobalt International Energy*	53,030	409
Compagnie Generale de Geophysique-Veritas SP ADR*	18,790	331
Concho Resources*	11,180	795
CONSOL Energy	14,990	509
Dawson Geophysical*	13,230	312
EV Energy Partner LP	11,800	846
Gulfport Energy*	32,340	782
Hercules Offshore*	109,690	320
Key Energy Services*	46,700	443
Nabors Industries*	28,740	352
Northern Oil & Gas*	113,430	2,199
Ocean Rig UDW*	900	14
Quicksilver Resources*	321,600	2,438
Rowan*	28,390	857
Schlumberger	28,190	1,684
Swift Energy*	40,530	987
Valero Energy	143,900	2,559
Weatherford International*	55,240	674
Total Energy		27,078

TURNER FUNDS 2011 ANNUAL REPORT 25

FINANCIAL STATEMENTS

Schedule of investments

Turner Spectrum Fund

	Shares	Value (000)
Financials—7.4%
57th Street General Acquisition*	102,229	$402
ACE	12,690	769
Affiliated Managers Group*	35,240	2,750
AIA Group^	573,891	1,625
Allied World Assurance Co. Holdings	9,060	487
AON	71,260	2,991
Bank of the Ozarks	44,860	939
Brasil Insurance Participacoes e Administracao	78,086	719
Capital & Counties Properties^	273,890	716
Charles Schwab	142,390	1,605
China Construction Bank, H Shares^	1,465,810	887
Chubb	25,680	1,541
Citigroup	45,780	1,173
CME Group	6,930	1,708
DBS Group Holdings^	116,620	1,046
DFC Global*	46,660	1,019
Discover Financial Services	176,130	4,040
Endurance Specialty Holdings	15,320	523
Extra Space Storage	31,400	585
Fidelity National Financial, Cl A	26,100	396
Fortegra Financial*	136,160	715
Grupo Financiero Banorte SAB de CV, Cl O	302,810	895
Knight Capital Group, CI A*	69,170	841
LaSalle Hotel Properties	85,180	1,635
MarketAxess Holdings	38,630	1,005
Montpelier Re Holdings	31,220	552
MSCI, Cl A*	27,140	823
Ocwen Financial*	75,480	997
Oritani Financial	94,600	1,217
ProAssurance	25,610	1,844
Prudential^	41,950	360
Prudential Financial	30,500	1,429
Safeguard Scientifics*	50,170	753
Signature Bank*	53,020	2,531
Tanger Factory Outlet Centers	35,310	918
Texas Capital Bancshares*	34,257	783
Western Union	152,590	2,333
WisdomTree Investments*	92,436	649
Total Financials		46,201

	Shares	Value (000)
Health care—9.8%
Achillion Pharmaceuticals*	135,770	$641
Air Methods*	13,410	854
Alexion Pharmaceuticals*	10,940	701
Allergan	9,250	762
AMERIGROUP*	23,600	921
AmerisourceBergen, Cl A	60,060	2,238
ARIAD Pharmaceuticals*	23,030	202
ArthroCare*	68,530	1,972
Baxter International	68,780	3,861
Bruker*	30,800	417
Catalyst Health Solutions*	16,830	971
Celgene*	24,640	1,526
Cepheid*	5,210	202
Cooper	8,960	709
Covidien	45,620	2,012
Cubist Pharmaceuticals*	43,180	1,525
Edwards Lifesciences*	23,010	1,640
Infinity Pharmaceuticals*	24,580	173
McKesson	8,400	611
Medicis Pharmaceutical, Cl A	51,750	1,888
Medivation*	20,460	347
Merck	76,740	2,510
NPS Pharmaceuticals*	31,846	207
Ono Pharmaceutical^	17,320	1,034
Onyx Pharmaceuticals*	180,670	5,422
Optimer Pharmaceuticals*	17,100	237
Pfizer	404,860	7,158
Pharmasset*	8,970	739
QLT*	85,960	628
Questcor Pharmaceuticals*	107,240	2,923
Shire ADR	51,470	4,835
SXC Health Solutions*	8,520	474
Targacept*	8,130	122
United Therapeutics*	64,760	2,428
UnitedHealth Group	8,970	414
Universal American	13,190	133
Volcano*	6,930	205
Watson Pharmaceuticals*	78,420	5,352
WellCare Health Plans*	20,270	770
WellPoint	21,800	1,423
Total Health care		61,187

26 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of investments

Turner Spectrum Fund

	Shares	Value (000)
Industrials—3.7%
Actuant, Cl A	83,020	$1,640
AMETEK	38,160	1,258
BE Aerospace*	14,510	480
C.H. Robinson Worldwide	8,690	595
Caterpillar	5,260	388
Cummins	27,250	2,225
Danaher	20,470	859
Deere	10,580	683
Delta Air Lines*	236,400	1,773
DryShips	123,930	290
Expeditors International of Washington	17,970	729
Experian^	78,401	880
FedEx	9,810	664
Greenbrier*	39,224	457
Heritage-Crystal Clean*	29,530	536
Hexcel*	37,330	827
KBR	14,080	333
Kirby*	10,950	576
Lindsay	6,780	365
Localiza Rent a Car	56,530	746
Middleby*	13,263	935
Owens Corning*	39,020	846
Parker Hannifin	8,580	542
Precision Castparts	4,820	749
United Continental Holdings*	75,350	1,460
Valmont Industries	26,570	2,071
Total Industrials		22,907
Information-technology—7.9%
Acme Packet*	44,780	1,907
Altera	53,430	1,685
Anaren*	61,250	1,173
Apple*	8,309	3,167
ARM Holdings	23,490	599
Avago Technologies	62,500	2,048
Baidu ADR*	6,140	656
Broadcom, Cl A	119,530	3,979
Cavium*	13,160	355
CEVA*	23,000	559
Citrix Systems*	13,250	723
Cognizant Technology Solutions, Cl A*	12,540	786
Cypress Semiconductor	32,900	493

	Shares	Value (000)
Digimarc*	70,782	$1,796
eBay*	126,750	3,738
Electronic Arts*	140,570	2,875
F5 Networks*	15,385	1,093
Fortinet*	17,790	299
GSI Group*	139,620	1,072
Heartland Payment Systems	27,119	535
HSW International*	125,770	368
Imagination Technologies Group*^	61,070	395
Lam Research*	17,060	648
MasterCard, Cl A	6,150	1,951
NETGEAR*	19,420	503
ON Semiconductor*	67,830	486
Oracle	83,840	2,410
Qualcomm	33,530	1,631
RightNow Technologies*	15,120	500
Salesforce.com*	4,130	472
SanDisk*	42,360	1,709
SINA*	15,415	1,104
SuccessFactors*	89,660	2,061
Teradata*	13,190	706
Tyco International	27,930	1,138
VeriFone Systems*	47,982	1,680
VMware, Cl A*	19,440	1,563
Total Information-technology		48,863
Materials—3.5%
African Minerals*	22,331	133
Airgas	24,130	1,540
BHP Billiton SP ADR	7,430	494
Eastern Platinum*	213,530	143
Goldcorp	81,720	3,730
Grande Cache Coal*	45,870	182
Harmony Gold Mining SP ADR	72,830	854
Inmet Mining	16,220	687
Mosaic	45,910	2,248
Newmont Mining	9,010	567
Nucor	91,990	2,911
Olin	28,250	509
Potash Corp. of Saskatchewan	33,430	1,445
Reliance Steel & Aluminum	14,390	489
Rio Tinto^	17,210	763
Rubicon Minerals*	31,950	110
Senomyx*	60,560	213
Temple-Inland	27,780	871

TURNER FUNDS 2011 ANNUAL REPORT 27

FINANCIAL STATEMENTS

Schedule of investments

Turner Spectrum Fund

	Contracts/ Shares	Value (000)
Tronox*	1,720	$134
United States Steel	33,830	745
Walter Energy	11,920	715
Yamana Gold	159,750	2,182
Total Materials		21,665
Telecommunication services—0.1%
NII Holdings*	16,320	440
Total Telecommunication services		440
Utilities—0.4%
EQT	30,510	1,628
ITC Holdings	8,940	692
NiSource	32,720	700
Total Utilities		3,020
Total Common stock (Cost $314,171)		297,237
Exchange traded funds—0.4%
iShares Dow Jones U.S. Real Estate Index Fund	21,910	1,108
PowerShares DB U.S. Dollar Index Bullish Fund	50,670	1,130
UltraShort Russell 2000 ProShares	7,070	413
Total Exchange traded funds (Cost $2,694)		2,651
Exchange traded note—0.0%
iPath S&P 500 VIX Short-Term Futures ETN	5,100	273
Total Exchange traded note (Cost $156)		273
Call option contracts—0.0%
Corn, 11/11 at $850	120	5
First Solar, 10/11 at $85	444	24
Soybean, 12/11 at $1,600	75	4
Total Call option contracts (Cost $332)		33

	Shares	Value (000)
Cash equivalent—25.6%
BlackRock TempCash Fund, Institutional Shares, 0.010%**	159,315,932	$159,316
Total Cash equivalent (Cost $159,316)		159,316
Total Investments—73.8% (Cost $476,669)		$459,510

The following is a summary of inputs used as of September 30, 2011 in valuing the Fund's investments:

Investments in securities	Level 1	Level 2	Level 3	Total
Common Stock	$286,059	$11,178	$—	$297,237
Call options contracts	33	—	—	33
Cash equivalent	159,316	—	—	159,316
Exchange traded funds	2,651	—	—	2,651
Exchange traded note	273	—	—	273
Total Investments in securities	$448,332	$11,178	$—	$459,510

Please see Note 2 in the Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $622,433.***

  *  Non-income producing security.

  **  Rate shown is the 7-day effective yield as of September 30, 2011.

  ***  This number is listed in thousands.

  ^  Security fair valued using procedures established by the Fair Value Committee for foreign securities due to price movements in the market which exceed established thresholds. As of September 30, 2011 the total market value of these securities was $11,178***, representing 1.8% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

ETN — Exchange Traded Note

LP — Limited Partnership

S&P — Standard & Poor's

The accompanying notes are an integral part of the financial statements.

28 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of securities sold short

Turner Spectrum Fund

September 30, 2011

	Shares	Value (000)
Common stock—37.5%
Consumer discretionary—6.0%
Aegis Group^	292,500	$563
Ascena Retail Group*	10,810	293
Brilliance China Automotive Holdings*^	395,482	307
Buckle	17,090	657
Cablevision Systems, Cl A	33,120	521
CarMax*	62,500	1,491
Chico's FAS	57,830	661
Columbia Sportswear	24,710	1,147
Compagnie Financiere Richemont, Cl A^	8,200	365
Ctrip.com International ADR*	12,880	414
Dick's Sporting Goods*	19,290	645
Discovery Communications, Cl A*	83,880	3,156
Dunkin' Brands Group*	26,800	742
Foot Locker	26,010	522
Genuine Parts	73,780	3,748
Group 1 Automotive	10,060	358
Hennes & Mauritz AB, B Shares^	49,680	1,488
Home Inns & Hotels Management ADR*	6,440	166
Jarden	15,060	426
Johnson Controls	85,920	2,266
Lamar Advertising, Cl A*	82,890	1,412
Li Ning	535,690	548
Lowe's	28,760	556
Marriott International, Cl A	65,560	1,786
Mattel	108,100	2,799
Mohawk Industries*	20,050	860
Movado Group	42,350	516
O'Reilly Automotive*	11,590	772
Omnicom Group	36,740	1,353
Orient-Express Hotels, Cl A*	57,630	398
Rent-A-Center	14,000	384
Scripps Networks Interactive, Cl A	9,490	353
Shutterfly*	12,170	501
Steiner Leisure*	18,160	740
Tupperware Brands	37,730	2,028
Urban Outfitters*	34,390	768
Whirlpool	7,370	368
Wynn Macau^	459,697	1,087
Zumiez*	21,200	371
Total Consumer discretionary		37,536

	Shares	Value (000)
Consumer staples—1.7%
Coffee Holding	26,460	$198
Darling International*	123,030	1,549
Diamond Foods	7,350	587
Feihe International*	31,000	167
General Mills	40,430	1,555
H.J. Heinz	74,330	3,752
Kroger	27,380	601
McCormick	14,140	653
Nu Skin Enterprises, Cl A	13,670	554
Wal-Mart Stores	17,380	902
Total Consumer staples		10,518
Energy—4.5%
Alpha Natural Resources*	21,400	379
Apache	11,890	954
Approach Resources*	29,830	507
BP SP ADR	21,410	772
CARBO Ceramics	2,360	242
ConocoPhillips	45,350	2,872
Continental Resources*	38,130	1,844
Diamond Offshore Drilling	10,540	577
Encana	99,540	1,912
Ensco SP ADR	16,760	678
EOG Resources	24,520	1,741
EXCO Resources	47,160	506
Halliburton	22,480	686
Helmerich & Payne	10,100	410
HollyFrontier	42,120	1,104
Marathon Oil	34,550	746
National Oilwell Varco	54,580	2,796
Oasis Petroleum*	117,631	2,627
Patterson-UTI Energy	32,210	558
Pioneer Natural Resources	7,560	497
Rosetta Resources*	19,020	651
SandRidge Energy*	46,010	256
Southwestern Energy*	28,890	963
Ultra Petroleum*	98,900	2,741
Whiting Petroleum*	22,820	800
Total Energy		27,819
Financials—7.5%
American Express	7,495	337
Arch Capital Group*	46,810	1,529
Artio Global Investors	52,642	419

TURNER FUNDS 2011 ANNUAL REPORT 29

FINANCIAL STATEMENTS

Schedule of securities sold short

Turner Spectrum Fund

	Shares	Value (000)
Banco Bradesco ADR	49,390	$730
Banco Santander Chile ADR	10,480	770
Bank of America	63,820	391
Bank of Hawaii	30,600	1,114
Bank of New York Mellon	29,820	554
Berkshire Hathaway, Cl B*	10,910	775
Capital One Financial	91,067	3,609
China Merchants Bank, H Shares^	461,240	698
Cohen & Steers	38,260	1,100
Commerce Bancshares	52,330	1,818
Compartamos	556,600	753
Credicorp	15,140	1,396
Evercore Partners, Cl A	35,020	798
First Cash Financial Services*	28,560	1,198
Franklin Resources	23,450	2,243
Green Dot, Cl A*	16,270	510
Hang Seng Bank^	79,720	934
Hospitality Properties Trust	74,580	1,583
IntercontinentalExchange*	12,900	1,526
Investment Technology Group*	38,390	376
Jones Lang LaSalle	12,010	622
Land Securities Group^	44,010	437
Legg Mason	89,410	2,299
LPL Investment Holdings*	45,180	1,148
Marsh & McLennan	98,100	2,604
Mid-America Apartment Communities	26,740	1,610
Noah Holdings SP ADR*	19,600	180
Northern Trust	56,430	1,974
OTP Bank^	47,440	698
Progressive	35,310	627
Prosperity Bancshares	25,600	837
Public Storage	6,930	772
Royal Bank of Canada	29,170	1,334
Travelers	47,450	2,312
United Laboratories International Holdings^	1,049,273	796
Unum Group	36,480	765
W.R. Berkley	26,710	793
Wells Fargo	34,300	827
Weyerhaeuser	48,070	747
Total Financials		46,543

	Shares	Value (000)
Health care—5.4%
Alkermes*	29,890	$456
Amarin ADR*	63,500	584
Amedisys*	13,940	207
Amgen	124,410	6,836
AVANIRPharmaceuticals, Cl A*	111,050	318
Becton Dickinson	71,400	5,235
DENTSPLY International	45,960	1,411
Eisai^	39,940	1,612
Endo Pharmaceuticals Holdings*	16,230	454
IDEXX Laboratories*	35,300	2,435
IPC The Hospitalist*	13,070	466
Laboratory Corp. of America Holdings*	7,680	607
Life Technologies*	12,070	464
Luminex*	11,060	245
MAKO Surgical*	16,060	550
Medtronic	38,080	1,266
Oncolytics Biotech*	80,938	282
Sangamo BioSciences*	42,890	187
Spectrum Pharmaceuticals*	29,790	227
St. Jude Medical	119,520	4,325
Tornier NV*	20,570	421
Vertex Pharmaceuticals*	19,230	856
ViroPharma*	35,670	645
Zimmer Holdings*	66,900	3,579
Total Health care		33,668
Industrials—3.7%
3M	23,330	1,675
C.R. Bard	65,980	5,776
Chicago Bridge & Iron, NY Shares	36,970	1,058
CSX	38,460	718
Donaldson	43,260	2,371
Honeywell International	6,680	293
Lockheed Martin	22,970	1,668
MSC Industrial Direct, Cl A	6,390	361
Nordson	38,300	1,522
Robert Half International	55,390	1,175
Scotts Miracle-Gro	62,330	2,780
Sensata Technologies Holding NV*	23,990	635
Southwest Airlines	173,470	1,395
Stericycle*	5,320	429
UTI Worldwide	30,610	399

30 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of securities sold short

Turner Spectrum Fund

	Shares	Value (000)
Waste Connections	23,850	$807
Total Industrials		23,062
Information-technology—5.4%
Adobe Systems*	24,470	592
Alcatel-Lucent SP ADR*	158,620	449
Amphenol, Cl A	11,450	467
Atmel*	110,300	890
Autodesk*	45,030	1,251
Blue Coat Systems*	22,720	315
Ciena*	34,040	381
Corning	42,640	527
Cymer*	12,020	447
Dell*	150,240	2,126
FactSet Research Systems	50,940	4,532
Fair Isaac	34,160	746
Gartner*	20,830	726
Global Payments	44,840	1,811
Infosys SP ADR	15,580	796
Juniper Networks*	25,850	446
KLA-Tencor	11,380	436
Lexmark International, Cl A*	13,210	357
Linear Technology	16,280	450
Maxim Integrated Products	64,320	1,501
MICROS Systems*	9,490	417
MicroStrategy, Cl A*	4,130	471
NetApp*	11,340	385
Nokia SP ADR	80,350	455
Paychex	48,550	1,280
QLogic*	58,280	739
Riverbed Technology*	93,740	1,871
Sanmina-SCI*	84,530	565
Shanda Interactive Entertainment SP ADR*	32,270	953
Sohu.com*	5,950	287
STMicroelectronics NV, NY Shares	69,290	450
Synaptics*	46,190	1,104
Tech Data*	45,270	1,957
Telefonaktiebolaget LM Ericsson SP ADR	139,690	1,334
Tellabs	84,460	362
Vishay Intertechnology*	128,520	1,074
Xilinx	26,090	716
Total Information-technology		33,666

	Shares	Value (000)
Materials—3.3%
Agnico-Eagle Mines	9,720	$579
Agrium	17,840	1,189
Alcoa	255,320	2,443
Aluminumoration of China	50,620	528
Anglo American^	8,399	289
AngloGold Ashanti SP ADR	18,490	765
Barrick Gold	30,620	1,428
Carpenter Technology	71,460	3,208
Eramet^	2,950	407
Fibria Celulose SP ADR	71,440	541
Fresnillo^	22,070	540
Glencore International^	132,480	832
Molycorp*	8,360	275
POSCO ADR	7,810	594
Sigma-Aldrich	18,420	1,138
Solutia*	185,860	2,388
Taseko Mines*	91,490	233
Teck Resources, Cl B	24,480	715
Westlake Chemical	28,990	994
Xstrata^	114,770	1,449
Total Materials		20,535
Total Common stock (Proceeds $252,515)		233,347
Exchange traded funds—7.9%
Financial Select Sector SPDR Fund	70,080	829
Health Care Select Sector SPDR Fund	25,670	814
Industrial Select Sector SPDR Fund	26,500	774
iPath Dow Jones-UBS Copper Total Return Sub-Index	21,870	879
iShares MSCI Brazil Index Fund	20,520	1,068
iShares MSCI Emerging	16,360	574
iShares NASDAQ Biotechnology Index Fund	24,110	2,251
iShares Russell 2000 Growth Index Fund	45,980	3,378
iShares Russell 2000 Growth Index Fund	96,180	6,180
Materials Select Sector SPDR Trust	102,760	3,013
Oil Services HOLDRs Trust	16,300	1,681
PowerShares QQQ Trust	34,600	1,817
SPDR Metals & Mining ETF	36,180	1,622

TURNER FUNDS 2011 ANNUAL REPORT 31

FINANCIAL STATEMENTS

Schedule of securities sold short

Turner Spectrum Fund

	Shares	Value (000)
SPDR S&P 500 ETF Trust, Ser 1	96,660	$10,939
SPDR S&P Oil & Gas Exploration & Production ETF	96,980	4,151
SPDR S&P Retail ETF	102,120	4,720
United States Brent Oil Fund LP	10,300	697
United States Natural Gas Fund	141,490	1,275
Vanguard Small-Cap Growth ETF	39,120	2,616
Total Exchange traded funds (Proceeds $54,828)		49,278
Total Securities sold short—45.4% (Proceeds $307,343)†		$282,625

The following is a summary of inputs used as of September 30, 2011 in valuing the Fund's investments in securities sold short:

Securities sold short	Level 1	Level 2	Level 3	Total
Common Stock	$220,844	$12,503	$—	$233,347
Exchange traded funds	49,278	—	—	49,278
Total Securities sold short	$270,122	$12,503	$—	$282,625

Please see Note 2 in the Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $622,433.**

  †  The open short positions are collateralized by cash deposits with brokers.

  *  Non-income producing security.

  **  This number is listed in thousands.

  ^  Security fair valued using procedures established by the Fair Value Committee for foreign securities due to price movements in the market which exceed established thresholds. As of September 30, 2011 the total market value of these securities was $12,503**, representing 2.0% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

LP — Limited Partnership

NV — Naamloze Vennootschap

NY — New York

Ser — Series

S&P — Standard & Poor's

SPDR — Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of the financial statements.

32 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of investments

Turner Titan Fund

September 30, 2011

	Shares	Value (000)
Common stock—69.1%
Consumer discretionary—11.8%
AutoZone*	510	$163
Bed Bath & Beyond*	3,200	183
BorgWarner*	2,350	142
Coach	3,260	169
Las Vegas Sands*	6,690	257
Panera Bread, Cl A*	1,280	133
Priceline.com*	300	135
Starbucks	4,620	172
Starwood Hotels & Resorts Worldwide	5,320	207
Viacom, Cl B	2,900	112
Total Consumer discretionary		1,673
Consumer staples—7.9%
Beam*	4,050	168
Colgate-Palmolive	2,480	220
Costco Wholesale	1,720	141
Dr. Pepper Snapple Group	3,690	143
Hain Celestial Group*	4,910	150
Hansen Natural*	1,980	173
Mead Johnson Nutrition, Cl A	1,720	119
Total Consumer staples		1,114
Energy—5.4%
Anadarko Petroleum	2,740	173
Baker Hughes	4,340	200
Brigham Exploration*	4,360	110
Cabot Oil & Gas	2,190	136
Concho Resources*	2,080	148
Total Energy		767
Financials—5.6%
ACE	2,300	139
CME Group	680	167
Discover Financial Services	8,840	203
Prudential Financial	2,360	111
Signature Bank*	3,630	173
Total Financials		793
Health care—7.8%
Allergan	1,660	137
Celgene*	2,790	173
Cooper	1,600	127

	Shares	Value (000)
Cubist Pharmaceuticals*	2,370	$84
McKesson	1,500	109
Shire ADR	2,400	225
Watson Pharmaceuticals*	3,550	242
Total Health care		1,097
Industrials—5.8%
C.H. Robinson Worldwide	1,590	109
Caterpillar	940	69
Cummins	1,550	127
Danaher	3,650	153
Deere	1,920	124
Delta Air Lines*	16,890	127
FedEx	1,750	118
Total Industrials		827
Information-technology—20.8%
Acme Packet*	1,620	69
Altera	5,170	163
Apple*	470	179
Avago Technologies	5,080	167
Baidu ADR*	1,090	117
Broadcom, Cl A	10,870	362
Cognizant Technology Solutions, Cl A*	2,270	142
eBay*	9,150	270
Electronic Arts*	8,560	175
F5 Networks*	1,745	124
MasterCard, Cl A	215	68
Oracle	11,180	321
Qualcomm	2,920	142
SanDisk*	3,500	141
Tyco International	5,010	204
VeriFone Systems*	2,770	97
VMware, Cl A*	2,360	190
Total Information-technology		2,931
Materials—2.8%
Potash Corp. of Saskatchewan	3,110	134
Yamana Gold	18,970	259
Total Materials		393

TURNER FUNDS 2011 ANNUAL REPORT 33

FINANCIAL STATEMENTS

Schedule of investments

Turner Titan Fund

	Shares	Value (000)
Utilities—1.2%
EQT	3,070	$164
Total Utilities		164
Total Common stock (Cost $10,113)		9,759
Cash equivalent—5.7%
BlackRock TempCash Fund, Institutional Shares, 0.010%**^	796,877	797
Total Cash equivalent (Cost $797)		797
Total Investments—74.8% (Cost $10,910)		$10,556

As of September 30, 2011 all of the Fund's investments were considered Level 1. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $14,115.***

  *  Non-income producing security.

  **  Rate shown is the 7-day effective yield as of September 30, 2011.

  ***  This number is listed in thousands.

  ^  All or a portion of the shares have been committed as collateral for open short positions.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

34 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of securities sold short

Turner Titan Fund

September 30, 2011

	Shares	Value (000)
Common stock—51.4%
Consumer discretionary—12.1%
Aegis Group^	53,350	$103
Compagnie Financiere Richemont, Cl A^	1,460	65
Ctrip.com International ADR*	2,300	74
Discovery Communications, Cl A*	5,410	204
Genuine Parts	2,650	135
Hennes & Mauritz AB, B Shares^	3,420	102
Johnson Controls	5,130	135
Lamar Advertising, Cl A*	7,460	127
Marriott International, Cl A	2,950	80
Mohawk Industries*	1,700	73
O'Reilly Automotive*	2,070	138
Omnicom Group	2,980	110
Orient-Express Hotels, Cl A*	10,340	71
Urban Outfitters*	6,130	137
Wynn Macau^	35,200	83
Zumiez*	3,900	68
Total Consumer discretionary		1,705
Consumer staples—2.0%
H.J. Heinz	5,660	286
Total Consumer staples		286
Energy—5.0%
BP SP ADR	3,910	141
ConocoPhillips	1,630	103
Encana	10,640	205
EOG Resources	1,620	115
National Oilwell Varco	2,660	136
Total Energy		700
Financials—8.5%
Arch Capital Group*	3,320	108
Bank of New York Mellon	5,410	101
Berkshire Hathaway, Cl B*	1,950	139
Capital One Financial	3,430	136
Commerce Bancshares	3,900	135
IntercontinentalExchange*	1,150	136
Legg Mason	8,650	222
Northern Trust	3,070	107
Royal Bank of Canada	2,420	111
Total Financials		1,195

	Shares	Value (000)
Health care—3.4%
Amgen	2,540	$140
Becton Dickinson	1,460	107
St. Jude Medical	2,870	104
Zimmer Holdings*	2,530	135
Total Health care		486
Industrials—7.3%
3M	2,670	192
C.R. Bard	2,390	209
CSX	6,940	129
Donaldson	1,910	105
Lockheed Martin	2,480	180
Robert Half International	3,430	73
Scotts Miracle-Gro	3,310	148
Total Industrials		1,036
Information-technology—9.8%
Adobe Systems*	4,440	107
Atmel*	10,580	85
Autodesk*	4,940	137
Corning	7,790	96
FactSet Research Systems	1,160	103
Infosys SP ADR	2,850	146
Maxim Integrated Products	5,860	137
QLogic*	5,330	68
Riverbed Technology*	4,960	99
Sanmina-SCI*	15,330	103
Shanda Interactive Entertainment SP ADR*	2,070	61
Synaptics*	4,660	111
Telefonaktiebolaget LM Ericsson SP ADR	14,150	135
Total Information-technology		1,388
Materials—3.3%
Alcoa	10,490	101
Westlake Chemical	2,870	98
Xstrata^	20,660	261
Total Materials		460
Total Common stock (Proceeds $7,710)		7,256

TURNER FUNDS 2011 ANNUAL REPORT 35

FINANCIAL STATEMENTS

Schedule of securities sold short

Turner Titan Fund

	Shares	Value (000)
Exchange traded fund—4.0%
SPDR S&P 500 ETF Trust, Ser 1	4,980	$564
Total Exchange traded fund (Proceeds $598)		564
Total Securities sold short—55.4% (Proceeds $8,308)		$7,820

The following is a summary of inputs used as of September 30, 2011 in valuing the Fund's investments in securities sold short:

Securities sold short	Level 1	Level 2	Level 3	Total
Common Stock	$6,642	$614	$—	$7,256
Exchange traded funds	564	—	—	564
Total Securities sold short	$7,206	$614	$—	$7,820

Please see Note 2 in the Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $14,115.**

  *  Non-income producing security.

  **  This number is listed in thousands.

  ^  Security fair valued using procedures established by the Fair Value Committee for foreign securities due to price movements in the market which exceed established thresholds. As of September 30, 2011 the total market value of these securities was $614**, representing 4.3% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

Ser — Series

S&P — Standard & Poor's

SPDR — Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of the financial statements.

36 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of investments

Turner All Cap Growth Fund

September 30, 2011

	Shares	Value (000)
Common stock—99.2%†
Consumer discretionary—18.2%
Abercrombie & Fitch, Cl A	15,630	$962
Amazon.com*	5,440	1,176
Bed Bath & Beyond*	10,000	573
Crocs*	34,800	824
Las Vegas Sands*	23,580	904
Penn National Gaming*	18,410	613
Starwood Hotels & Resorts Worldwide	12,330	479
Tempur-Pedic International*	9,120	480
Total Consumer discretionary		6,011
Consumer staples—6.9%
Green Mountain Coffee Roasters*	11,620	1,080
Whole Foods Market	18,270	1,193
Total Consumer staples		2,273
Energy—3.6%
Cameron International*	28,670	1,191
Total Energy		1,191
Financials—2.3%
Affiliated Managers Group*	9,710	758
Total Financials		758
Health care—8.6%
Alexion Pharmaceuticals*	23,270	1,491
Catalyst Health Solutions*	14,940	862
Onyx Pharmaceuticals*	16,240	487
Total Health care		2,840
Industrials—7.6%
Cummins	7,940	648
Triumph Group	17,240	840
United Continental Holdings*	53,810	1,043
Total Industrials		2,531
Information-technology—47.8%
Apple*	5,330	2,032
ASML Holding, NY Shares	35,580	1,229
Baidu SP ADR*	7,300	780
Broadcom, Cl A	31,950	1,064
CEVA*	35,610	866
Cypress Semiconductor	36,090	540

	Shares	Value (000)
eBay*	24,270	$716
F5 Networks*	13,600	966
MasterCard, Cl A	3,800	1,205
Qualcomm	23,630	1,149
Salesforce.com*	9,890	1,130
SanDisk*	19,120	771
SINA*	5,570	399
SuccessFactors*	43,390	998
TIBCO Software*	47,610	1,066
VMware, Cl A*	11,070	890
Total Information-technology		15,801
Materials—4.2%
CF Industries Holdings	4,770	589
Potash Corp. of Saskatchewan	18,400	795
Total Materials		1,384
Total Common stock (Cost $32,693)		32,789
Cash equivalent—1.0%
BlackRock TempCash Fund, Institutional Shares, 0.010%**	334,953	335
Total Cash equivalent (Cost $335)		335
Total Investments—100.2% (Cost $33,028)		$33,124

As of September 30, 2011 all of the Fund's investments were considered Level 1. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $33,053.***

  *  Non-income producing security.

  **  Rate shown is the 7-day effective yield as of September 30, 2011.

  ***  This number is listed in thousands.

  †  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

ADR — American Depositary Receipt

Cl — Class

NY — New York

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2011 ANNUAL REPORT 37

FINANCIAL STATEMENTS

Schedule of investments

Turner Concentrated Growth Fund

September 30, 2011

	Shares	Value (000)
Common stock—95.8%†
Consumer discretionary—19.4%
Amazon.com*	12,590	$2,722
Chipotle Mexican Grill*	4,180	1,266
Las Vegas Sands*	21,680	831
Lululemon Athletica*#	26,940	1,311
Starbucks	37,800	1,410
Total Consumer discretionary		7,540
Energy—5.0%
Anadarko Petroleum	30,750	1,939
Total Energy		1,939
Financials—3.7%
MSCI, Cl A*	47,470	1,440
Total Financials		1,440
Health care—6.4%
Allergan	14,800	1,219
Cerner*	18,500	1,268
Total Health care		2,487
Industrials—8.6%
Caterpillar	23,920	1,766
United Continental Holdings*	81,610	1,582
Total Industrials		3,348
Information-technology—47.6%
Acme Packet*	26,150	1,114
Apple*	10,140	3,865
ARM Holdings	32,020	816
Broadcom, Cl A	59,770	1,990
eBay*	51,110	1,507
F5 Networks*	14,380	1,022
Finisar*	58,460	1,025
MasterCard, Cl A	3,870	1,227
Qualcomm	45,240	2,200
Salesforce.com*	10,420	1,191
SanDisk*	33,980	1,371
VMware, Cl A*	15,150	1,218
Total Information-technology		18,546

	Shares	Value (000)
Materials—5.1%
Goldcorp	43,870	$2,002
Total Materials		2,002
Total Common stock (Cost $35,233)		37,302
Cash equivalent—6.9%
BlackRock TempCash Fund, Institutional Shares, 0.010%** (1)	2,680,579	2,681
Total Cash equivalent (Cost $2,681)		2,681
Total Investments—102.7% (Cost $37,914)		$39,983

As of September 30, 2011 all of the Fund's investments were considered Level 1. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $38,939.***

  *  Non-income producing security.

  **  Rate shown is the 7-day effective yield as of September 30, 2011.

  ***  This number is listed in thousands.

  †  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  #  Security fully or partially on loan at September 30, 2011. The total value of securities on loan at September 30, 2011 was $1,309***. Certain of these securities may have been sold prior to period end and are included in receivable for investment securities sold on the Statement of Assets and Liabilities.

  (1)  The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Morgan Stanley. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the BlackRock TempCash Fund, Institutional Shares, a money market fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity. A partial position of this security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2011 was $1,424.***

Cl — Class

The accompanying notes are an integral part of the financial statements.

38 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of investments

Turner Emerging Growth Fund

September 30, 2011

	Shares	Value (000)
Common stock—87.0%
Consumer discretionary—16.9%
7 Days Group Holdings ADR*	9,586	$121
Ann*	85,380	1,950
Asbury Automotive Group*	95,990	1,583
Body Central*	101,040	1,835
Buffalo Wild Wings*	30,070	1,798
Children's Place Retail Stores*#	53,710	2,499
Cracker Barrel Old Country Store	54,600	2,188
Crocs*	89,620	2,121
Deckers Outdoor*	104,154	9,713
DineEquity*	29,500	1,136
Imax*	52,620	762
Jos. A. Bank Clothiers*#	39,180	1,827
Krispy Kreme Doughnuts*	58,450	399
Maidenform Brands*	31,860	746
Oxford Industries	53,500	1,835
Select Comfort*	107,750	1,505
Skullcandy*	59,710	844
SodaStream International*	27,960	924
Ulta Salon, Cosmetics & Fragrance*	35,200	2,191
Vitamin Shoppe*	58,860	2,204
Total Consumer discretionary		38,181
Consumer staples—4.5%
Boston Beer, Cl A*#	22,480	1,634
TreeHouse Foods*	81,377	5,032
United Natural Foods*	92,348	3,421
Total Consumer staples		10,087
Energy—7.2%
Basic Energy Services*	87,170	1,234
Brigham Exploration*	106,585	2,692
Carrizo Oil & Gas*	77,818	1,677
GeoResources*#	58,270	1,037
James River Coal*#	123,920	789
Key Energy Services*	202,160	1,918
Kodiak Oil & Gas*#	48,310	252
Lufkin Industries	45,270	2,409
Rex Energy*#	136,800	1,731
Swift Energy*	106,120	2,583
Total Energy		16,322

	Shares	Value (000)
Financials—2.0%
Harleysville Group	18,790	$1,106
IBERIABANK	24,996	1,176
Sovran Self Storage	36,160	1,344
Umpqua Holdings	97,470	857
Total Financials		4,483
Health care—21.0%
Achillion Pharmaceuticals*#	151,810	716
Air Methods*	40,280	2,565
AMERIGROUP*	22,010	859
ArthroCare*	142,856	4,110
Aveo Phamaceuticals*	85,520	1,316
Catalyst Health Solutions*	83,955	4,843
Computer Programs & Systems	37,401	2,474
Cyberonics*	74,878	2,119
HMS Holdings*	102,000	2,488
ICON SP ADR*	41,720	671
Impax Laboratories*	94,962	1,701
NuVasive*#	21,660	370
NxStage Medical*	100,170	2,090
Orthofix International*	54,450	1,879
PAREXEL International*	71,004	1,344
Pharmasset*	60,930	5,019
PSS World Medical*#	52,410	1,032
QLT*	29,935	219
Quality Systems#	35,253	3,419
Questcor Pharmaceuticals*	121,460	3,311
SXC Health Solutions*	63,164	3,518
Volcano*#	45,100	1,336
Total Health care		47,399
Industrials—15.9%
Chart Industries*	22,020	928
Clean Harbors*	89,780	4,606
Copa Holdings, Cl A	47,391	2,904
EnPro Industries*#	73,290	2,175
ESCO Technologies	36,390	928
Genesee & Wyoming, Cl A*	84,565	3,934
Greenbrier*	152,786	1,780
Hub Group, Cl A*	69,848	1,975
Huron Consulting Group*	95,510	2,973
Kforce*	151,060	1,482
Middleby*	53,823	3,792
RBC Bearings*	19,746	671

TURNER FUNDS 2011 ANNUAL REPORT 39

FINANCIAL STATEMENTS

Schedule of investments

Turner Emerging Growth Fund

	Shares	Value (000)
Robbins & Myers	50,824	$1,764
Titan International#	26,560	398
Triumph Group	116,344	5,671
Total Industrials		35,981
Information-technology—16.2%
ANSYS*	60,660	2,975
Ariba*	217,690	6,032
Bottomline Technologies*	98,222	1,978
BroadSoft*	58,300	1,769
Cavium*#	36,390	983
CEVA*	71,102	1,728
Cirrus Logic*#	169,510	2,499
Coherent*	36,654	1,575
Electronics for Imaging*	126,550	1,705
GSI Group*	95,650	735
Hittite Microwave*	51,720	2,519
Kenexa*	86,880	1,359
NETGEAR*	93,840	2,429
Netlogic Microsystems*	68,280	3,285
Power Integrations	30,660	938
Rofin-Sinar Technologies*	78,268	1,503
Synchronoss Technologies*	47,970	1,195
Taleo, Cl A*	59,690	1,535
Total Information-technology		36,742
Materials—3.1%
Domtar	31,950	2,178
KapStone Paper & Packaging*	93,020	1,292
LSB Industries*	98,040	2,811
Noranda Aluminum Holding*	102,981	860
Total Materials		7,141
Utilities—0.2%
Artesian Resources, Cl A#	32,625	571
Total Utilities		571
Total Common stock (Cost $145,586)		196,907

	Shares	Value (000)
Cash equivalent—17.8%
BlackRock TempCash Fund, Institutional Shares, 0.010%**(1)	40,161,961	$40,162
Total Cash equivalent (Cost $40,162)		40,162
Total Investments—104.8% (Cost $185,748)		$237,069

As of September 30, 2011 all of the Fund's investments were considered Level 1. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $226,162.***

  *  Non-income producing security.

  **  Rate shown is the 7-day effective yield as of September 30, 2011.

  ***  This number is listed in thousands.

  #  Security fully or partially on loan at September 30, 2011. The total value of securities on loan at September 30, 2011 was $15,491***. Certain of these securities may have been sold prior to period end and are included in receivable for investment securities sold on the Statement of Assets and Liabilities.

  (1)  The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Morgan Stanley. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the BlackRock TempCash Fund, Institutional Shares, a money market fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity. A partial position of this security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2011 was $16,421.***

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

40 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of investments

Turner Large Growth Fund

September 30, 2011

	Shares	Value (000)
Common stock—97.8%†
Consumer discretionary—17.2%
Amazon.com*	69,090	$14,939
Bed Bath & Beyond*	85,700	4,911
Chipotle Mexican Grill*	17,340	5,253
Coach	113,210	5,868
Comcast, Cl A	361,220	7,550
Las Vegas Sands*	304,910	11,690
Lululemon Athletica*#	54,310	2,642
Priceline.com*	11,770	5,290
Ralph Lauren	21,990	2,852
Starbucks	178,530	6,657
Starwood Hotels & Resorts Worldwide	90,630	3,518
Tempur-Pedic International*	53,440	2,812
TRW Automotive Holdings*	51,070	1,672
Total Consumer discretionary		75,654
Consumer staples—9.2%
Coca-Cola	232,660	15,718
Estee Lauder, Cl A	35,660	3,132
Green Mountain Coffee Roasters*	26,670	2,479
Hansen Natural*	18,230	1,591
Hershey	91,400	5,415
Mead Johnson Nutrition, Cl A	123,190	8,479
Whole Foods Market	57,649	3,765
Total Consumer staples		40,579
Energy—6.9%
Anadarko Petroleum	149,100	9,401
Cabot Oil & Gas	59,200	3,665
Cameron International*	70,920	2,946
Concho Resources*	80,250	5,709
Schlumberger	139,630	8,340
Total Energy		30,061
Financials—2.8%
Affiliated Managers Group*	72,680	5,673
AvalonBay Communities	26,610	3,035
MSCI, Cl A*	111,850	3,392
Total Financials		12,100

	Shares	Value (000)
Health care—12.4%
Aetna	131,580	$4,783
Alexion Pharmaceuticals*	59,350	3,802
Allergan	74,700	6,154
Baxter International	56,161	3,153
Celgene*	102,810	6,366
Cerner*	63,420	4,346
Cooper	46,360	3,669
Covidien	160,280	7,068
Shire ADR	93,890	8,819
Watson Pharmaceuticals*	94,800	6,470
Total Health care		54,630
Industrials—8.2%
AMETEK	65,455	2,158
Boeing	125,810	7,613
Caterpillar	84,700	6,254
Cummins	74,720	6,102
Precision Castparts	31,560	4,906
Union Pacific	74,510	6,085
United Continental Holdings*	154,770	3,000
Total Industrials		36,118
Information-technology—38.0%
Acme Packet*	76,170	3,244
Altera	151,720	4,784
Apple*	105,820	40,336
ARM Holdings	191,430	4,881
ASML Holding, NY Shares	159,477	5,508
Broadcom, Cl A	177,430	5,907
Cypress Semiconductor	115,140	1,724
eBay*	458,590	13,524
F5 Networks*	37,390	2,657
Finisar*	90,000	1,579
Fortinet*	88,799	1,492
Google, Cl A*	18,710	9,624
International Business Machines	134,260	23,499
MasterCard, Cl A	32,780	10,396
QLIK Technologies*	71,411	1,547
Qualcomm	341,320	16,598
Salesforce.com*	50,530	5,775
SanDisk*	90,330	3,645
VeriFone Systems*	149,410	5,232
VMware, Cl A*	58,890	4,734
Total Information-technology		166,686

TURNER FUNDS 2011 ANNUAL REPORT 41

FINANCIAL STATEMENTS

Schedule of investments

Turner Large Growth Fund

	Shares	Value (000)
Materials—2.1%
Goldcorp	142,470	$6,502
Mosaic	56,130	2,749
Total Materials		9,251
Utilities—1.0%
EQT	81,930	4,372
Total Utilities		4,372
Total Common stock (Cost $403,385)		429,451
Cash equivalent—3.5%
BlackRock TempCash Fund, Institutional Shares, 0.010%**(1)	15,176,023	15,176
Total Cash equivalent (Cost $15,176)		15,176
Total Investments—101.3% (Cost $418,561)		$444,627

As of September 30, 2011 all of the Fund's investments were considered Level 1. Please see Note 2 in Notes to Financal Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $438,997.***

  *  Non-income producing security.

  **  Rate shown is the 7-day effective yield as of September 30, 2011.

  ***  This number is listed in thousands.

  †  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  #  Security fully or partially on loan at September 30, 2011. The total value of securities on loan at September 30, 2011 was $2,642***. Certain of these securities may have been sold prior to period end and are included in receivable for investment securities sold on the Statement of Assets and Liabilities.

  (1)  The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Morgan Stanley. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the BlackRock TempCash Fund, Institutional Shares, a money market fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity. A partial position of this security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2011 was $2,875.***

ADR — American Depositary Receipt

Cl — Class

NY — New York

The accompanying notes are an integral part of the financial statements.

42 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of investments

Turner Midcap Growth Fund

September 30, 2011

	Shares	Value (000)
Common stock—100.3%
Consumer discretionary—20.9%
Abercrombie & Fitch, Cl A	163,810	$10,084
Arcos Dorados Holdings, Cl A#	229,630	5,325
Bed Bath & Beyond*	213,960	12,262
BorgWarner*#	141,240	8,549
Chipotle Mexican Grill*	30,780	9,325
Coach	159,790	8,282
Deckers Outdoor*	88,860	8,287
Expedia	305,510	7,867
Harley-Davidson	197,630	6,785
Lululemon Athletica*#	115,300	5,609
MGM Resorts International*#	557,380	5,178
Nordstrom	321,830	14,701
Penn National Gaming*	183,310	6,102
Stanley Black & Decker	115,768	5,684
Starwood Hotels & Resorts Worldwide	295,900	11,487
Tempur-Pedic International*	164,370	8,648
Under Armour, Cl A*#	87,986	5,843
Wynn Resorts	93,705	10,784
Total Consumer discretionary		150,802
Consumer staples—9.2%
Dr. Pepper Snapple Group	214,130	8,304
Green Mountain Coffee Roasters*#	138,310	12,854
Hansen Natural*	105,912	9,245
Hershey	172,520	10,220
Mead Johnson Nutrition, Cl A	153,140	10,541
Whole Foods Market#	228,680	14,935
Total Consumer staples		66,099
Energy—8.7%
Cabot Oil & Gas	111,720	6,916
Cameron International*	262,341	10,898
Concho Resources*	149,138	10,610
El Paso	444,290	7,766
Peabody Energy	202,470	6,860
QEP Resources	198,836	5,382
Rowan*	237,350	7,166
SM Energy	116,140	7,044
Total Energy		62,642

	Shares	Value (000)
Financials—6.0%
Affiliated Managers Group*	113,000	$8,820
AON	166,350	6,984
Boston Properties	70,410	6,274
MSCI, Cl A*	141,390	4,288
Signature Bank*	143,460	6,847
Western Union	681,570	10,421
Total Financials		43,634
Health care—14.8%
Alexion Pharmaceuticals*#	200,544	12,847
AmerisourceBergen, Cl A	250,228	9,326
Catalyst Health Solutions*	71,890	4,147
Cepheid*	123,180	4,783
Cerner*	151,750	10,398
Cooper	72,849	5,766
Edwards Lifesciences*	68,310	4,869
Intuitive Surgical*	23,212	8,456
Medicis Pharmaceutical, Cl A	137,530	5,017
Onyx Pharmaceuticals*	141,786	4,255
Perrigo	123,150	11,959
Pharmasset*	33,100	2,727
Quality Systems#	40,250	3,904
SXC Health Solutions*	100,500	5,598
Watson Pharmaceuticals*	188,060	12,835
Total Health care		106,887
Industrials—11.6%
AGCO*	113,000	3,906
Clean Harbors*	72,320	3,710
Cummins	118,280	9,659
Expeditors International of Washington	213,129	8,642
Hexcel*	165,850	3,675
Joy Global	163,142	10,177
Kansas City Southern*	74,860	3,740
Kirby*	72,490	3,816
Owens Corning*	201,511	4,369
Parker Hannifin	76,330	4,819
Rockwell Automation	134,151	7,512
Triumph Group	167,540	8,166
United Continental Holdings*#	596,085	11,552
Total Industrials		83,743

TURNER FUNDS 2011 ANNUAL REPORT 43

FINANCIAL STATEMENTS

Schedule of investments

Turner Midcap Growth Fund

	Shares	Value (000)
Information-technology—22.3%
Acme Packet*	147,690	$6,290
Altera	334,850	10,558
Avago Technologies	340,020	11,143
Broadcom, Cl A	482,771	16,072
Citrix Systems*	151,210	8,246
Cypress Semiconductor	581,180	8,700
Electronic Arts*	492,120	10,064
F5 Networks*	146,474	10,407
Fortinet*	210,260	3,532
Lam Research*	239,935	9,113
OmniVision Technologies*	249,590	3,504
OpenTable*	77,100	3,547
Salesforce.com*	79,360	9,069
SanDisk*	262,320	10,585
SINA*	88,797	6,359
SuccessFactors*#	460,120	10,578
Teradata*	163,580	8,756
TIBCO Software*	307,630	6,888
VeriFone Systems*	202,668	7,097
Total Information-technology		160,508
Materials—6.2%
Airgas	113,240	7,227
Albemarle	52,777	2,132
CF Industries Holdings	60,200	7,428
Cliffs Natural Resources	116,365	5,954
Crown Holdings*	166,080	5,084
FMC	87,220	6,032
PPG Industries	107,070	7,566
Silver Wheaton	107,020	3,152
Total Materials		44,575
Telecommunication services—0.6%
NII Holdings*	159,570	4,300
Total Telecommunication services		4,300
Total Common stock (Cost $655,990)		723,190

	Shares	Value (000)
Cash equivalent—9.0%
BlackRock TempCash Fund, Institutional Shares, 0.010%**(1)	64,824,075	$64,824
Total Cash equivalent (Cost $64,824)		64,824
Total Investments—109.3% (Cost $720,814)		$788,014

As of September 30, 2011 all of the Fund's investments were considered Level 1. Please see Note 2 in Notes to the Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $720,738.***

  *  Non-income producing security.

  **  Rate shown is the 7-day effective yield as of September 30, 2011.

  ***  This number is listed in thousands.

  #  Security fully or partially on loan at September 30, 2011. The total value of securities on loan at September 30, 2011 was $61,219***. Certain of these securities may have been sold prior to period end and are included in receivable for investment securities sold on the Statement of Assets and Liabilities.

  (1)  The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Morgan Stanley. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the BlackRock TempCash Fund, Institutional Shares, a money market fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity. This security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2011 was $64,824.***

Cl — Class

The accompanying notes are an integral part of the financial statements.

44 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of investments

Turner Small Cap Growth Fund

September 30, 2011

	Shares	Value (000)
Common stock—98.6%
Consumer discretionary—15.8%
BJ's Restaurants*	38,720	$1,708
Bravo Brio Restaurant Group*	82,140	1,367
Brunswick#	114,900	1,613
Crocs*	101,090	2,393
DSW, Cl A	47,140	2,177
Express	57,490	1,166
Finish Line, Cl A	168,330	3,365
Gaylord Entertainment*#	93,616	1,810
GNC Acquisition Holdings, Cl A*	64,180	1,291
Meritage Homes*	120,260	1,821
Polaris Industries	29,740	1,486
Saks*#	214,580	1,877
Scientific Games, Cl A*	293,510	2,090
Sonic Automotive, Cl A#	166,610	1,798
Sotheby's	80,991	2,233
Steven Madden*	76,605	2,306
Tenneco*	73,690	1,887
True Religion Apparel*	79,250	2,137
Wet Seal, Cl A*	399,810	1,791
Total Consumer discretionary		36,316
Consumer staples—2.0%
Hain Celestial Group*#	71,680	2,190
United Natural Foods*	66,163	2,450
Total Consumer staples		4,640
Energy—7.1%
Carrizo Oil & Gas*	78,970	1,702
CVR Energy*	64,840	1,371
Dril-Quip*	41,160	2,219
Energy XXI (Bermuda)*	88,430	1,897
Gulfport Energy*	99,610	2,409
Key Energy Services*	141,987	1,347
Northern Oil & Gas*	135,460	2,626
Patriot Coal*#	107,660	911
Swift Energy*	72,590	1,767
Total Energy		16,249
Financials—8.8%
Bank of the Ozarks#	79,680	1,668
DFC Global*	86,510	1,890
Endurance Specialty Holdings	46,130	1,575
Extra Space Storage	87,300	1,626

	Shares	Value (000)
Knight Capital Group, CI A*	172,425	$2,097
LaSalle Hotel Properties	107,750	2,069
MarketAxess Holdings	27,960	727
Ocwen Financial*	68,424	904
Oritani Financial	101,860	1,310
Signature Bank*	34,420	1,643
Strategic Hotel & Resorts*	305,550	1,317
Tanger Factory Outlet Centers	68,650	1,786
Texas Capital Bancshares*	72,910	1,666
Total Financials		20,278
Health care—19.9%
ARIAD Pharmaceuticals*#	165,370	1,454
Catalyst Health Solutions*	42,590	2,457
Cepheid*	87,450	3,396
Chemed	42,160	2,317
Cubist Pharmaceuticals*	59,560	2,104
HealthSouth*	72,780	1,087
HealthSpring*	83,910	3,059
HMS Holdings*	87,310	2,129
Impax Laboratories*	105,355	1,887
Incyte*#	137,500	1,921
Ironwood Pharmaceuticals*	79,610	860
Medicis Pharmaceutical, Cl A	67,720	2,470
Medivation*	47,610	808
MEDNAX*	24,080	1,508
NPS Pharmaceuticals*	160,150	1,043
NuVasive*#	35,262	602
NxStage Medical*	12,784	267
Onyx Pharmaceuticals*	89,170	2,676
Optimer Pharmaceuticals*#	48,380	670
PSS World Medical*#	56,850	1,119
Quality Systems#	28,550	2,769
Questcor Pharmaceuticals*	76,690	2,091
Salix Pharmaceuticals*	50,150	1,484
Sirona Dental Systems*	41,240	1,749
Targacept*	44,730	671
Volcano*#	60,810	1,802
WellCare Health Plans*	37,440	1,422
Total Health care		45,822
Industrials—17.8%
Actuant, Cl A	121,160	2,393
Alaska Air Group*	43,590	2,454
Avis Budget Group*	193,760	1,874

TURNER FUNDS 2011 ANNUAL REPORT 45

FINANCIAL STATEMENTS

Schedule of investments

Turner Small Cap Growth Fund

	Shares	Value (000)
Belden	74,950	$1,933
Chart Industries*	28,820	1,215
Clean Harbors*	58,940	3,024
Copa Holdings, Cl A	38,770	2,375
Genesee & Wyoming, Cl A*	58,860	2,738
GrafTech International*#	197,340	2,506
Herman Miller	59,550	1,064
Hexcel*#	121,600	2,695
Hub Group, Cl A*	80,670	2,280
Polypore International*	44,357	2,507
Robbins & Myers	41,695	1,447
Titan International#	100,290	1,504
Triumph Group	38,970	1,899
TrueBlue*	179,582	2,035
WESCO International*	67,330	2,259
Woodward	96,131	2,634
Total Industrials		40,836
Information-technology—24.0%
ADTRAN	82,150	2,174
Ancestry.com*	47,890	1,125
Anixter International	49,690	2,357
Ariba*	54,890	1,521
BroadSoft*	62,905	1,909
Cavium*#	96,890	2,617
CEVA*#	73,344	1,783
Cirrus Logic*#	159,070	2,345
Concur Technologies*#	45,300	1,686
Fairchild Semiconductor International*	104,730	1,131
Finisar*	107,630	1,888
Heartland Payment Systems	88,963	1,754
InterDigital#	23,420	1,091
j2 Global Communications	53,660	1,443
Jack Henry & Associates	71,430	2,070
NETGEAR*	80,580	2,086
NetQin Mobile ADR*	39,271	150
OmniVision Technologies*	88,650	1,245
OpenTable*	24,450	1,125
Plexus*	52,950	1,198
Power Integrations	47,620	1,458
QLIK Technologies*#	103,791	2,248
RightNow Technologies*	58,951	1,948
Sapient	232,570	2,358
Semtech*	83,000	1,751

	Shares	Value (000)
SuccessFactors*#	133,090	$3,060
Synchronoss Technologies*#	78,080	1,945
Taleo, Cl A*	114,870	2,955
Teradyne*#	148,610	1,636
Ultratech*	79,970	1,372
VeriFone Systems*	52,795	1,849
Total Information-technology		55,278
Materials—2.6%
Allied Nevada Gold*	53,879	1,929
Louisiana-Pacific*#	234,140	1,194
Rock-Tenn, Cl A	28,931	1,408
Thompson Creek Metals*	243,080	1,476
Total Materials		6,007
Telecommunication services—0.6%
Cogent Communications Group*	100,410	1,351
Total Telecommunication services		1,351
Total Common stock (Cost $232,261)		226,777
Cash equivalent—18.5%
BlackRock TempCash Fund, Institutional Shares, 0.010%**(1)	42,429,599	42,430
Total Cash equivalent (Cost $42,430)		42,430
Total Investments—117.1% (Cost $274,691)		$269,207

As of September 30, 2011 all of the Fund's investments were considered Level 1. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $229,919.***

  *  Non-income producing security.

  **  Rate shown is the 7-day effective yield as of September 30, 2011.

  ***  This number is listed in thousands.

  #  Security fully or partially on loan at September 30, 2011. The total value of securities on loan at September 30, 2011 was $35,898***. Certain of these securities may have been sold prior to period end and are included in receivable for investment securities sold on the Statement of Assets and Liabilities.

46 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of investments

Turner Small Cap Growth Fund

  (1)  The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Morgan Stanley. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the BlackRock TempCash Fund, Institutional Shares, a money market fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity. A partial position of this security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2011 was $38,178.***

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2011 ANNUAL REPORT 47

FINANCIAL STATEMENTS

Schedule of investments

Turner Global Opportunities Fund

September 30, 2011

	Shares	Value (000)
Common stock—97.4%†
Consumer discretionary—17.7%
Amazon.com*	200	$43
Arcos Dorados Holdings, Cl A	2,280	53
Las Vegas Sands*	1,560	60
Lululemon Athletica*	940	45
LVMH Moet Hennessy Louis Vuitton^	339	45
Total Consumer discretionary		246
Consumer staples—9.9%
Green Mountain Coffee Roasters*	350	33
Remy Cointreau^	820	56
Whole Foods Market	740	48
Total Consumer staples		137
Energy—2.1%
Cameron International*	700	29
Total Energy		29
Financials—8.1%
AIA Group^	20,594	58
DBS Group Holdings^	6,100	55
Total Financials		113
Health care—10.3%
Alexion Pharmaceuticals*	1,200	77
Shire ADR^	2,130	66
Total Health care		143
Industrials—6.0%
Caterpillar	480	36
FANUC^	350	48
Total Industrials		84
Information-technology—40.6%
Acme Packet*	650	28
Apple*	220	84
ARM Holdings	1,900	48
ASML Holding, NY Shares	1,430	49
Baidu SP ADR*	480	51
Broadcom, Cl A	1,590	53
F5 Networks*	670	48
Imagination Technologies Group*^	8,610	56
Qualcomm	1,010	49

	Shares	Value (000)
Salesforce.com*	380	$43
SanDisk*	1,330	54
Total Information-technology		563
Materials—2.7%
Mosaic	750	37
Total Materials		37
Total Common stock (Cost $1,308)		1,352
Cash equivalent—3.6%
BlackRock TempCash Fund, Institutional Shares, 0.010%**	49,693	50
Total Cash equivalent (Cost $50)		50
Total Investments—101.0% (Cost $1,358)		$1,402

The following is a summary of inputs used as of September 30, 2011 in valuing the Fund's investments:

Investments in securities	Level 1	Level 2	Level 3	Total
Common Stock	$967	$385	$—	$1,352
Cash equivalent	50	—	—	50
Total Investments in securities	$1,017	$385	$—	$1,402

Please see Note 2 in the Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $1,388.***

  *  Non-income producing security.

  **  Rate shown is the 7-day effective yield as of September 30, 2011.

  ***  This number is listed in thousands.

  †  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  ^  Security fair valued using procedures established by the Fair Value Committee for foreign securities due to price movements in the market which exceed established thresholds. As of September 30, 2011 the total market value of these securities was $385***, representing 27.7% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

NY — New York

The accompanying notes are an integral part of the financial statements.

48 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of investments

Turner Global Opportunities Fund

Country Allocation as of 9/30/11††
United States	58.3%
United Kingdom	7.4
France	7.2
Jersey	4.7
Hong Kong	4.1
Singapore	3.9
British Virgin Islands	3.8
Cayman Islands	3.7
Netherlands	3.5
Japan	3.4
Total	100.0%

  ††  Percentages are based on total investments.

TURNER FUNDS 2011 ANNUAL REPORT 49

FINANCIAL STATEMENTS

Schedule of investments

Turner Internatonal Growth Fund

September 30, 2011

	Shares	Value (000)
Common stock—97.5%
Consumer discretionary—11.0%
Arcos Dorados Holdings, Cl A	3,300	$76
Honda Motor^	4,790	140
Hyundai Motor^	870	152
InterContinental Hotels Group^	7,190	117
Lululemon Athletica*	3,450	168
MGM China Holdings*	61,200	81
Prada*	11,900	50
Rakuten^	150	175
Sands China*^	52,054	122
Swatch Group^	346	114
Total Consumer discretionary		1,195
Consumer staples—14.4%
British American Tobacco^	6,250	264
Compania Cervecerias Unidas	16,530	173
Diageo^	10,810	206
FamilyMart^	5,710	218
Nestle^	6,033	332
Remy Cointreau^	1,490	103
SABMiller^	5,273	172
Shoprite Holdings^	7,594	107
Total Consumer staples		1,575
Energy—5.5%
BG Group^	9,770	187
Harum Energy^	106,630	85
Subsea 7*^	8,370	159
Suncor Energy	6,790	174
Total Energy		605
Financials—9.9%
AIA Group^	42,459	120
Capital & Counties Properties^	57,660	151
China Construction Bank, H Shares^	133,260	81
DBS Group Holdings^	10,910	98
HDFC Bank ADR	1,950	57
HSBC Holdings^	32,320	247
Sberbank of Russia SP ADR*^	8,980	77
Standard Chartered^	7,383	147
UBS*^	9,060	104
Total Financials		1,082

	Shares	Value (000)
Health care—7.7%
Covidien	2,740	$121
Roche Holding^	1,930	311
Shire ADR^	7,150	223
SXC Health Solutions*	3,230	180
Total Health care		835
Industrials—14.8%
Canadian National Railway	2,669	178
Copa Holdings, Cl A	2,570	157
Experian^	16,364	184
FANUC^	1,000	138
GEA Group^	7,390	172
Komatsu^	6,190	134
Safran^	5,330	163
Siemens^	1,160	104
United Tractors^	55,360	137
Volvo, B Shares^	10,150	100
Wolseley^	6,077	151
Total Industrials		1,618
Information-technology—13.7%
ARM Holdings^	23,270	199
ASML Holding^	5,870	203
Avago Technologies	5,000	164
Canon^	3,620	164
Imagination Technologies Group*^	41,480	268
Omron^	7,100	140
Samsung Electronics^	240	168
SAP^	3,840	195
Total Information-technology		1,501
Materials—17.6%
Air Liquide^	1,749	204
BHP Billiton PLC^	4,570	122
BHP Billiton, Ltd.^	7,060	234
Christian Hansen Holding^	8,640	179
Goldcorp	4,130	189
Linde^	1,000	134
Mexichem SAB de CV	24,500	74
Phosagro OAO GDR Registered*	6,530	78
Potash Corp. of Saskatchewan	2,862	124
Rexam^	22,830	110
Rio Tinto, Ltd.^	1,650	97
Rio Tinto PLC^	3,140	139

50 TURNER FUNDS 2011 ANNUAL REPORT

Schedule of investments

Turner Internatonal Growth Fund

	Shares	Value (000)
Silver Wheaton	3,490	$103
YAMATO KOGYO^	5,030	132
Total Materials		1,919
Telecommunication services—1.4%
Tim Participacoes	34,005	157
Total Telecommunication services		157
Utilities—1.5%
Empresa Nacional de Electricidad	113,170	164
Total Utilities		164
Total Common stock (Cost $11,955)		10,651
Cash equivalent—1.1%
BlackRock TempCash Fund, Institutional Shares, 0.010%**	124,296	124
Total Cash equivalent (Cost $124)		124
Total Investments—98.6% (Cost $12,079)		$10,775

The following is a summary of inputs used as of September 30, 2011 in valuing the Fund's investments:

Investments in securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,469	$8,182	$—	$10,651
Cash equivalent	124	—	—	124
Total Investments in securities	$2,593	$8,182	$—	$10,775

Please see Note 2 in the Notes to Financial Statements for further information regarding fair value measurements.

Percentages are based on Net Assets of $10,924.***

  *  Non-income producing security.

  **  Rate shown is the 7-day effective yield as of September 30, 2011.

  ***  This number is listed in thousands.

  ^  Security fair valued using procedures established by the Fair Value Committee for foreign securities due to price movements in the market which exceed established thresholds. As of September 30, 2011 the total market value of these securities was $8,182***, representing 74.9% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depository Receipt

The accompanying notes are an integral part of the financial statements.

Country Allocation as of 9/30/11†
United Kingdom	21.6%
Japan	11.5
Canada	8.8
Switzerland	8.0
Germany	5.6
Jersey	5.2
France	4.4
Chile	3.1
Australia	3.1
Republic of Korea (South)	3.0
United States	2.7
Singapore	2.4
Indonesia	2.1
Cayman Islands	1.9
Netherlands	1.9
Denmark	1.7
Luxembourg	1.5
Panama	1.5
Brazil	1.4
Russian Federation	1.4
Ireland (Republic of)	1.1
Hong Kong	1.1
South Africa	1.0
Sweden	0.9
China	0.7
British Virgin Islands	0.7
Mexico	0.7
India	0.5
Italy	0.5
Total	100.0%

  †  Percentages are based on total investments.

TURNER FUNDS 2011 ANNUAL REPORT 51

FINANCIAL STATEMENTS

Statements of assets and liabilities (000)

September 30, 2011

	Turner Market Neutral Fund	Turner Medical Sciences Long/Short Fund	Turner Spectrum Fund
Assets:
Investment securities, at cost	$9,907	$47,811	$476,669
Investment securities, at value	$9,574	$47,612	$459,510
Deposits with brokers for securities sold short	11,376	26,090	329,212
Deposits with brokers for options	—	—	75,500
Foreign currency, at value	—	—	23
Receivable for investment securities sold	5,158	7,010	160,914
Receivable for capital shares sold	28	515	3,705
Prepaid expenses	46	61	516
Receivable for dividend income	7	11	141
Reclaim receivable	—	—	12
Total assets	26,189	81,299	1,029,533
Liabilities:
Securities sold short, proceeds	9,300	16,066	307,343
Securities sold short, at value	8,760	15,111	282,625
Cash overdraft	1	1	—
Payable for investment securities purchased	5,475	5,970	120,733
Obligation to return securities lending collateral	—	—	—
Payable for capital shares redeemed	—	29	2,689
Dividends payable on securities sold short (Note 2)	3	1	79
Broker fees and charges on short sales payable	2	11	129
Payable due to investment adviser	21	54	519
Payable due to administrator	1	5	56
Payable due to shareholder servicing	1	3	35
Payable due to distributor	—	1	8
Payable due to transfer agent	1	5	29
Payable due to custodian	9	13	99
Payable due to trustees	—	—	4
Other accrued expenses	2	6	95
Total liabilities	14,276	21,210	407,100
Net assets	$11,913	$60,089	$622,433
*Includes market value of securities on loan	$—	$—	$—
Net assets:
Portfolio capital	$11,737	$60,541	$619,937
Undistributed net investment income (accumulated net investment loss)	(1)	(21)	(380)
Accumulated net realized gain (loss) on investments, securities sold short, written options and foreign currency translations	(30)	(1,183)	(4,675)
Net unrealized appreciation on investments, written options, securities sold short, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	207	752	7,551
Net assets	$11,913	$60,089	$622,433
Outstanding shares of beneficial interest Institutional Class Shares (1)(2)	823,886	4,361,150	39,183,740
Outstanding shares of beneficial interest Investor Class Shares (1)(2)	307,425	1,235,463	14,187,656
Outstanding shares of beneficial interest Class C Shares (1)(2)	30	210,270	1,111,171
Net assets — Institutional Class Shares (2)	$8,679,484	$45,147,201	$448,554,331
Net assets — Investor Class Shares (2)	$3,233,057	$12,776,940	$161,400,629
Net assets — Class C Shares (2)	$310	$2,164,769	$12,478,379
Net asset value, offering and redemption price per share — Institutional Class Shares	$10.53	$10.35	$11.45
Net asset value, offering and redemption price per share — Investor Class Shares	$10.52	$10.34	$11.38
Net asset value, offering and redemption price per share — Class C Shares	$10.46 †	$10.30	$11.23

(1)  Unlimited authorization — par value $0.00001.

(2)  Shares and Net Assets have not been rounded

†  Differences in net asset value recalculation and net asset value stated are caused by rounding differences.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

52 TURNER FUNDS 2011 ANNUAL REPORT

	Turner Titan Fund	Turner All Cap Growth Fund	Turner Concentrated Growth Fund
Assets:
Investment securities, at cost	$10,910	$33,028	$37,914
Investment securities, at value	$10,556	$33,124	$39,983	*
Deposits with brokers for securities sold short	10,029	—	—
Deposits with brokers for options	—	—	—
Foreign currency, at value	—	—	—
Receivable for investment securities sold	3,887	—	5,285
Receivable for capital shares sold	71	3	126
Prepaid expenses	69	27	28
Receivable for dividend income	5	3	10
Reclaim receivable	—	—	—
Total assets	24,617	33,157	45,432
Liabilities:
Securities sold short, proceeds	8,308	—	—
Securities sold short, at value	7,820	—	—
Cash overdraft	—	—	—
Payable for investment securities purchased	2,612	—	4,962
Obligation to return securities lending collateral	—	—	1,424
Payable for capital shares redeemed	5	41	39
Dividends payable on securities sold short (Note 2)	—	—	—
Broker fees and charges on short sales payable	1	—	—
Payable due to investment adviser	42	34	31
Payable due to administrator	1	3	4
Payable due to shareholder servicing	1	7	9
Payable due to distributor	—	—	—
Payable due to transfer agent	1	5	5
Payable due to custodian	17	6	6
Payable due to trustees	—	—	—
Other accrued expenses	2	8	13
Total liabilities	10,502	104	6,493
Net assets	$14,115	$33,053	$38,939
*Includes market value of securities on loan	$—	$—	$1,309
Net assets:
Portfolio capital	$14,647	$46,511	$64,763
Undistributed net investment income (accumulated net investment loss)	—	3	14
Accumulated net realized gain (loss) on investments, securities sold short, written options and foreign currency translations	(666)	(13,557)	(27,907)
Net unrealized appreciation on investments, written options, securities sold short, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	134	96	2,069
Net assets	$14,115	$33,053	$38,939
Outstanding shares of beneficial interest Institutional Class Shares (1)(2)	1,163,682	—	—
Outstanding shares of beneficial interest Investor Class Shares (1)(2)	277,721	4,307,161	6,063,764
Outstanding shares of beneficial interest Class C Shares (1)(2)	3,023	—	—
Net assets — Institutional Class Shares (2)	$11,374,171	$—	$—
Net assets — Investor Class Shares (2)	$2,711,371	$33,052,759	$38,939,181
Net assets — Class C Shares (2)	$29,374	$—	$—
Net asset value, offering and redemption price per share — Institutional Class Shares	$9.77	$—	$—
Net asset value, offering and redemption price per share — Investor Class Shares	$9.76	$7.67	$6.42
Net asset value, offering and redemption price per share — Class C Shares	$9.72	$—	$—

TURNER FUNDS 2011 ANNUAL REPORT 53

FINANCIAL STATEMENTS

Statements of assets and liabilities (000)

September 30, 2011

	Turner Emerging Growth Fund	Turner Large Growth Fund		Turner Midcap Growth Fund
Assets:
Investment securities, at cost	$185,748	$418,561		$720,814
Investment securities, at value	$237,069 *	$444,627	*	$788,014	*
Foreign currency, at value	—	—		—
Receivable for investment securities sold	5,863	21,780		17,046
Receivable for capital shares sold	3,277	1,653		2,921
Prepaid expenses	148	192		220
Receivable for dividend income	68	365		378
Receivable from investment adviser	—	—		—
Reclaim receivable	—	—		—
Total assets	246,425	468,617		808,579
Liabilities:
Cash overdraft	—	—		4,508
Payable for investment securities purchased	681	24,005		15,320
Obligation to return securities lending collateral	16,421	2,875		64,824
Payable for capital shares redeemed	2,791	2,265		2,257
Payable due to investment adviser	177	254		471
Payable due to administrator	20	47		74
Payable due to shareholder servicing	36	13		83
Payable due to distributor	—	—		1
Payable due to transfer agent	30	37		64
Payable due to custodian	28	30		36
Payable due to trustees	2	3		5
Other accrued expenses	77	91		198
Total liabilities	20,263	29,620		87,841
Net assets	$226,162	$438,997		$720,738
*Includes market value of securities on loan	$15,491	$2,642		$61,219
Net assets:
Portfolio capital	$185,630	$593,293		$747,796
Undistributed net investment income (accumulated net investment loss)	(41)	42		64
Accumulated net realized gain (loss) from investments and foreign currency transactions	(10,748)	(180,404)		(94,322)
Net unrealized appreciation on investments, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	51,321	26,066		67,200
Net assets	$226,162	$438,997		$720,738
Outstanding shares of beneficial interest Institutional Class Shares (1)(2)	1,462,817	36,422,439		8,071,275
Outstanding shares of beneficial interest Investor Class Shares (1)(2)	3,495,728	5,435,971		15,624,460
Outstanding shares of beneficial interest Retirement Class Shares (1)(2)	—	—		136,746
Net assets — Institutional Class Shares (2)	$67,034,562	$382,336,487		$245,479,794
Net assets — Investor Class Shares (2)	$159,127,339	$56,660,682		$471,286,043
Net assets — Retirement Class Shares (2)	$—	$—		$3,972,156
Net asset value, offering and redemption price per share — Institutional Class Shares	$45.83	$10.50		$30.42	†
Net asset value, offering and redemption price per share — Investor Class Shares	$45.52	$10.42		$30.16
Net asset value, offering and redemption price per share — Retirement Class Shares	$—	$—		$29.05

(1)  Unlimited authorization — par value $0.00001.

(2)  Shares and Net Assets have not been rounded

†  Differences in net asset value recalculation and net asset value stated are caused by rounding differences.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

54 TURNER FUNDS 2011 ANNUAL REPORT

	Turner Small Cap Growth Fund	Turner Global Opportunities Fund	Turner International Growth Fund
Assets:
Investment securities, at cost	$274,691	$1,358	$12,079
Investment securities, at value	$269,207 *	$1,402	$10,775
Foreign currency, at value	—	1	48
Receivable for investment securities sold	3,955	—	531
Receivable for capital shares sold	61	—	—
Prepaid expenses	160	19	14
Receivable for dividend income	88	1	27
Receivable from investment adviser	—	—	3
Reclaim receivable	—	—	11
Total assets	273,471	1,423	11,409
Liabilities:
Cash overdraft	—	—	—
Payable for investment securities purchased	4,079	21	463
Obligation to return securities lending collateral	38,178	—	—
Payable for capital shares redeemed	818	—	8
Payable due to investment adviser	255	9	—
Payable due to administrator	24	—	1
Payable due to shareholder servicing	78	—	1
Payable due to distributor	—	—	—
Payable due to transfer agent	22	—	1
Payable due to custodian	36	5	10
Payable due to trustees	2	—	—
Other accrued expenses	60	—	1
Total liabilities	43,552	35	485
Net assets	$229,919	$1,388	$10,924
*Includes market value of securities on loan	$35,898	$—	$—
Net assets:
Portfolio capital	$245,400	$1,313	$12,989
Undistributed net investment income (accumulated net investment loss)	—	(2)	(2)
Accumulated net realized gain (loss) from investments and foreign currency transactions	(9,997)	33	(759)
Net unrealized appreciation on investments, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(5,484)	44	(1,304)
Net assets	$229,919	$1,388	$10,924
Outstanding shares of beneficial interest Institutional Class Shares (1)(2)	—	79,964	653,121
Outstanding shares of beneficial interest Investor Class Shares (1)(2)	8,261,372	42,207	535,636
Outstanding shares of beneficial interest Retirement Class Shares (1)(2)	—	—	—
Net assets — Institutional Class Shares (2)	$—	$909,759	$6,012,473
Net assets — Investor Class Shares (2)	$229,919,150	$478,240	$4,911,587
Net assets — Retirement Class Shares (2)	$—	$—	$—
Net asset value, offering and redemption price per share — Institutional Class Shares	$—	$11.38	$9.21
Net asset value, offering and redemption price per share — Investor Class Shares	$27.83	$11.33	$9.17
Net asset value, offering and redemption price per share — Retirement Class Shares	$—	$—	$—

TURNER FUNDS 2011 ANNUAL REPORT 55

FINANCIAL STATEMENTS

Statements of operations (000)

	Turner Market Neutral Fund	Turner Medical Sciences Long/Short Fund	Turner Spectrum Fund
	2/7/11(1) thru 9/30/11	2/7/11(1) thru 9/30/11	year ended 9/30/11
Investment Income:
Dividend	$25	$36	$2,427
Securities lending	—	—	—
Foreign taxes withheld	—	—	(54)
Total Investment Income	25	36	2,373
Expenses:
Investment advisory fees	55	270	6,101
Administrator fees	5	25	566
Shareholder service fees (2)	2	6	230
Shareholder service fees (3)	—	2	24
Distribution fees (3)	—	6	72
Chief compliance officer fees	—	1	27
Accounting agent fees	6	6	33
Dividend expense	16	28	1,148
Broker fees and charges on short sales	9	86	1,302
Custodian fees	7	17	336
Transfer agent fees	2	11	150
Registration fees	35	36	107
Professional fees	2	6	119
Trustees' fees	—	2	46
Insurance and other fees	8	11	164
Total expenses	147	513	10,425
Less:
Investment advisory fee waiver	(55)	(146)	(2,216)
Reimbursement of other operating expenses	(17)	—	—
Net expenses	75	367	8,209
Net investment loss	(50)	(331)	(5,836)
Net realized gain (loss) from securities sold	(729)	(2,665)	11,610
Net realized gain (loss) from securities sold short	740	1,649	5,620
Net realized gain (loss) on written options contracts	—	—	(6,481)
Net realized gain (loss) on foreign currency transactions	—	(1)	110
Net change in unrealized appreciation (depreciation) on investments	(333)	(199)	(25,740)
Net change in unrealized appreciation (depreciation) on securities sold short	540	955	26,382
Net change in unrealized appreciation (depreciation) on written option contracts	—	—	56
Net change in unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	(4)	(9)
Net realized and unrealized gain (loss) on investments, options and foreign currencies	218	(265)	11,548
Net increase (decrease) in net assets resulting from operations	$168	$(596)	$5,712

(1)  Commencement of operations.

(2)  Attributable to Investor Class Shares only.

(3)  Attributable to Class C Shares only.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

56 TURNER FUNDS 2011 ANNUAL REPORT

	Turner Titan Fund	Turner All Cap Growth Fund	Turner Concentrated Growth Fund
	2/7/11(1) thru 9/30/11	year ended 9/30/11	year ended 9/30/11
Investment Income:
Dividend	$21	$186	$199
Securities lending	—	7	7
Foreign taxes withheld	—	—	(5)
Total Investment Income	21	193	201
Expenses:
Investment advisory fees	68	645	722
Administrator fees	6	60	70
Shareholder service fees (2)	1	104	121
Shareholder service fees (3)	—	—	—
Distribution fees (3)	—	—	—
Chief compliance officer fees	—	3	3
Accounting agent fees	7	3	3
Dividend expense	8	—	—
Broker fees and charges on short sales	8	—	—
Custodian fees	20	19	20
Transfer agent fees	3	30	31
Registration fees	34	18	20
Professional fees	2	12	15
Trustees' fees	—	5	6
Insurance and other fees	9	20	29
Total expenses	166	919	1,040
Less:
Investment advisory fee waiver	(68)	(169)	(194)
Reimbursement of other operating expenses	(9)	—	—
Net expenses	89	750	846
Net investment loss	(68)	(557)	(645)
Net realized gain (loss) from securities sold	(1,545)	7,305	5,557
Net realized gain (loss) from securities sold short	938	—	—
Net realized gain (loss) on written options contracts	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(354)	(6,586)	(5,758)
Net change in unrealized appreciation (depreciation) on securities sold short	488	—	—
Net change in unrealized appreciation (depreciation) on written option contracts	—	—	—
Net change in unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	—
Net realized and unrealized gain (loss) on investments, options and foreign currencies	(473)	719	(201)
Net increase (decrease) in net assets resulting from operations	$(541)	$162	$(846)

TURNER FUNDS 2011 ANNUAL REPORT 57

FINANCIAL STATEMENTS

Statements of operations (000)

	Turner Emerging Growth Fund	Turner Large Growth Fund	Turner Midcap Growth Fund
	year ended 9/30/11	year ended 9/30/11	year ended 9/30/11
Investment Income:
Dividend	$1,720	$3,722	$7,929
Securities lending	315	75	201
Foreign taxes withheld	(22)	(32)	(78)
Total Investment Income	2,013	3,765	8,052
Expenses:
Investment advisory fees	5,241	3,415	7,644
Administrator fees	731	794	1,422
Shareholder service fees (1)	506	308	1,881
Shareholder service fees (2)	—	—	13
Distribution fees (2)	—	—	13
Chief compliance officer fees	37	37	69
Accounting agent fees	5	5	7
Custodian fees	54	66	82
Transfer agent fees	197	229	420
Registration fees	48	54	76
Professional fees	149	165	303
Trustees' fees	64	66	121
Insurance and other fees	206	207	427
Total expenses before reductions	7,238	5,346	12,478
Less:
Investment advisory fee waiver	(712)	(1,112)	(1,070)
Reimbursements of other operating expenses	—	—	—
Net expenses	6,526	4,234	11,408
Net investment income (loss)	(4,513)	(469)	(3,356)
Net realized gain from securities sold	111,565 †	100,361	268,940
Net realized gain (loss) on foreign currency transactions	—	—	1
Net change in unrealized appreciation (depreciation) on investments	(54,358)	(106,427)	(194,104)
Net realized and unrealized gain (loss) from investments, options and foreign currencies	57,207	(6,066)	74,837
Net increase (decrease) in net assets resulting from operations	$52,694	$(6,535)	$71,481

(1)  Attributable to Investor Class Shares only.

(2)  Attributable to Retirement Class Shares only.

†  Includes realized gains and losses as a result of in-kind transactions (See Note 13 in the Notes to Financial Statements).

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

58 TURNER FUNDS 2011 ANNUAL REPORT

	Turner Small Cap Growth Fund	Turner Global Opportunities Fund	Turner International Growth Fund
	year ended 9/30/11	year ended 9/30/11	year ended 9/30/11
Investment Income:
Dividend	$1,074	$14	$162
Securities lending	510	—	—
Foreign taxes withheld	—	—	(16)
Total Investment Income	1,584	14	146
Expenses:
Investment advisory fees	3,207	13	69
Administrator fees	447	2	11
Shareholder service fees (1)	769	1	4
Shareholder service fees (2)	—	—	—
Distribution fees (2)	—	—	—
Chief compliance officer fees	22	—	—
Accounting agent fees	5	11	19
Custodian fees	58	7	47
Transfer agent fees	122	4	6
Registration fees	25	19	32
Professional fees	95	—	2
Trustees' fees	39	—	1
Insurance and other fees	106	3	6
Total expenses before reductions	4,895	60	197
Less:
Investment advisory fee waiver	(882)	(13)	(69)
Reimbursements of other operating expenses	—	(27)	(34)
Net expenses	4,013	20	94
Net investment income (loss)	(2,429)	(6)	52
Net realized gain from securities sold	60,910	82	469
Net realized gain (loss) on foreign currency transactions	—	(3)	(46)
Net change in unrealized appreciation (depreciation) on investments	(70,484)	(115)	(2,125)
Net realized and unrealized gain (loss) from investments, options and foreign currencies	(9,574)	(36)	(1,702)
Net increase (decrease) in net assets resulting from operations	$(12,003)	$(42)	$(1,650)

TURNER FUNDS 2011 ANNUAL REPORT 59

FINANCIAL STATEMENTS

Statements of changes in net assets (000)

	Turner Market Neutral Fund	Turner Medical Sciences Long/Short Fund
	2/7/11(1) thru 9/30/11	2/7/11(1) thru 9/30/11
Investment Activities:
Net investment loss	$(50)	$(331)
Net realized gain (loss) from securities sold and securities sold short	11	(1,016)
Net realized gain (loss) on written options contracts	—	—
Net realized gain (loss) on foreign currency transactions	—	(1)
Net change in unrealized appreciation on investments and securities sold short	207	756
Net change in unrealized appreciation (depreciation) on written options contracts	—	—
Net change in unrealized appreciation (depreciation) on foreign currencies and translation	—	(4)
Net increase (decrease) in net assets resulting from operations	168	(596)
Dividends and distributions to shareholders:
Net investment income
Investor Class Shares	—	—
Realized capital gains
Institutional Class Shares	—	—
Investor Class Shares	—	—
Class C Shares	—	—
Total dividends and distributions	—	—
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	8,554	54,974
Proceeds from shares issued in lieu of cash distributions	—	—
Cost of shares redeemed	(14)	(9,281)
Net increase in net assets from Institutional Class Shares transactions	8,540	45,693
Investor Class Shares
Proceeds from shares issued	4,072	13,724
Proceeds from shares issued in lieu of cash distributions	—	—
Cost of shares redeemed	(867)	(911)
Net increase in net assets from Investor Class Shares transactions	3,205	12,813
Class C Shares
Proceeds from shares issued	—	2,283
Proceeds from shares issued in lieu of cash distributions	—	—
Cost of shares redeemed	—	(104)
Net increase in net assets from Class C Shares transactions	—	2,179
Net increase in net assets from capital share transactions	11,745	60,685
Total increase in net assets	11,913	60,089
Net Assets:
Beginning of period	—	—
End of period	$11,913	$60,089
Accumulated net investment loss	$(1)	$(21)
Share issued and redeemed:
Institutional Class Shares
Issued	825	5,247
Issued in lieu of cash distributions	—	—
Redeemed	(1)	(886)
Net increase in Institutional Class Shares	824	4,361
Investor Class Shares
Issued	390	1,322
Issued in lieu of cash distributions	—	—
Redeemed	(83)	(87)
Net increase in Investor Class Shares	307	1,235
Class C Shares
Issued	—	220
Redeemed	—	(10)
Net increase in Class C Shares	—	210
Net increase in share transactions	1,131	5,806

(1)  Commencement of operations.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

60 TURNER FUNDS 2011 ANNUAL REPORT

	Turner Spectrum Fund		Turner Titan Fund
	year ended 9/30/11	year ended 9/30/10	2/7/11(1) thru 9/30/11
Investment Activities:
Net investment loss	$(5,836)	$(1,410)	$(68)
Net realized gain (loss) from securities sold and securities sold short	17,230	(6,861)	(607)
Net realized gain (loss) on written options contracts	(6,481)	247	—
Net realized gain (loss) on foreign currency transactions	110	(138)	—
Net change in unrealized appreciation on investments and securities sold short	642	6,237	134
Net change in unrealized appreciation (depreciation) on written options contracts	56	(56)	—
Net change in unrealized appreciation (depreciation) on foreign currencies and translation	(9)	(2)	—
Net increase (decrease) in net assets resulting from operations	5,712	(1,983)	(541)
Dividends and distributions to shareholders:
Net investment income
Investor Class Shares	—	—	—
Realized capital gains
Institutional Class Shares	—	(92)	—
Investor Class Shares	—	(47)	—
Class C Shares	—	(3)	—
Total dividends and distributions	—	(142)	—
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	326,173	187,039	12,002
Proceeds from shares issued in lieu of cash distributions	—	84	—
Cost of shares redeemed	(62,344)	(14,332)	(154)
Net increase in net assets from Institutional Class Shares transactions	263,829	172,791	11,848
Investor Class Shares
Proceeds from shares issued	140,625	57,936	2,777
Proceeds from shares issued in lieu of cash distributions	—	47	—
Cost of shares redeemed	(31,909)	(10,048)	—
Net increase in net assets from Investor Class Shares transactions	108,716	47,935	2,777
Class C Shares
Proceeds from shares issued	6,802	7,401	31
Proceeds from shares issued in lieu of cash distributions	—	3	—
Cost of shares redeemed	(1,682)	(197)	—
Net increase in net assets from Class C Shares transactions	5,120	7,207	31
Net increase in net assets from capital share transactions	377,665	227,933	14,656
Total increase in net assets	383,377	225,808	14,115
Net Assets:
Beginning of period	239,056	13,248	—
End of period	$622,433	$239,056	$14,115
Accumulated net investment loss	$(380)	$(220)	$—
Share issued and redeemed:
Institutional Class Shares
Issued	27,953	17,118	1,179
Issued in lieu of cash distributions	—	8	—
Redeemed	(5,366)	(1,333)	(15)
Net increase in Institutional Class Shares	22,587	15,793	1,164
Investor Class Shares
Issued	12,099	5,370	278
Issued in lieu of cash distributions	—	4	—
Redeemed	(2,770)	(938)	—
Net increase in Investor Class Shares	9,329	4,436	278
Class C Shares
Issued	588	688	3
Redeemed	(146)	(19)	—
Net increase in Class C Shares	442	669	3
Net increase in share transactions	32,358	20,898	1,445

TURNER FUNDS 2011 ANNUAL REPORT 61

FINANCIAL STATEMENTS

Statements of changes in net assets (000)

	Turner All Cap Growth Fund		Turner Concentrated Growth Fund
	year ended 9/30/11	year ended 9/30/10	year ended 9/30/11	year ended 9/30/10
Investment Activities:
Net investment income (loss)	$(557)	$(344)	$(645)	$(468)
Net realized gain from securities sold and securities sold short	7,305	3,912	5,557	4,512
Net change in unrealized appreciation (depreciation) on investments and securities sold short	(6,586)	261	(5,758)	(1,040)
Net increase (decrease) in net assets resulting from operations	162	3,829	(846)	3,004
Dividends and distributions to shareholders:
Net investment income
Investor Class Shares	—	(23)^	—	(121)^
Realized capital gains
Institutional Class Shares	—	—	—	—
Investor Class Shares	—	—	—	—
Total dividends and distributions	—	(23)	—	(121)
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	—	—	—	—
Proceeds from Fund acquisition (Note 14)	—	—	—	—
Proceeds from shares issued in lieu of cash distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Net increase (decrease) in net assets from Institutional Class Shares transactions	—	—	—	—
Investor Class Share
Proceeds from shares issued	46,094	7,014	15,634	12,686
Proceeds from Fund acquisition (Note 14)	—	—	—	—
Proceeds from shares issued in lieu of cash distributions	—	22	—	119
Cost of shares redeemed	(36,430)	(13,939)	(18,773)	(12,737)
Net increase (decrease) in net assets from Investor Class Shares transactions	9,664	(6,903)	(3,139)	68
Net increase (decrease) in net assets from capital share transactions	9,664	(6,903)	(3,139)	68
Total increase (decrease) in net assets	9,826	(3,097)	(3,985)	2,951
Net Assets:
Beginning of period	23,227	26,324	42,924	39,973
End of period	$33,053	$23,227	$38,939	$42,924
Undistributed net investment income (accumulated net investment income)	$3	$—	$14	$—
Share issued and redeemed:
Institutional Class Shares
Issued	—	—	—	—
Shares from Fund acquisition (Note 14)	—	—	—	—
Issued in lieu of cash distributions	—	—	—	—
Redeemed	—	—	—	—
Net increase (decrease) in Institutional Class Shares	—	—	—	—
Investor Class Shares
Issued	5,106	1,076	2,038	2,002
Shares from Fund acquisition (Note 14)	—	—	—	—
Issued in lieu of cash distributions	—	4	—	18
Redeemed	(4,102)	(2,198)	(2,445)	(2,036)
Net increase (decrease) in Investor Class Shares	1,004	(1,118)	(407)	(16)
Net increase (decrease) in share transactions	1,004	(1,118)	(407)	(16)

†  Includes realized gains, losses or redemptions as a result of in-kind transactions (See Note 13 to Financial Statements.)

^  Includes return of capital of $1 (000).

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

62 TURNER FUNDS 2011 ANNUAL REPORT

	Turner Emerging Growth Fund		Turner Large Growth Fund
	year ended 9/30/11	year ended 9/30/10	year ended 9/30/11	year ended 9/30/10
Investment Activities:
Net investment income (loss)	$(4,513)	$(3,867)	$(469)	$751
Net realized gain from securities sold and securities sold short	111,565 †	31,561	100,361	28,303 †
Net change in unrealized appreciation (depreciation) on investments and securities sold short	(54,358)	22,753	(106,427)	6,444
Net increase (decrease) in net assets resulting from operations	52,694	50,447	(6,535)	35,498
Dividends and distributions to shareholders:
Net investment income
Investor Class Shares	—	—	(671)	—
Realized capital gains
Institutional Class Shares	—	—	—	(1,623)
Investor Class Shares	—	—	—	(664)
Total dividends and distributions	—	—	(671)	(2,287)
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	83,629	44,818	87,039	279,938
Proceeds from Fund acquisition (Note 14)	—	—	140,336	—
Proceeds from shares issued in lieu of cash distributions	—	—	612	1,398
Cost of shares redeemed	(330,208)†	(41,796)	(209,772)	(312,150)†
Net increase (decrease) in net assets from Institutional Class Shares transactions	(246,579)	3,022	18,215	(30,814)
Investor Class Share
Proceeds from shares issued	37,791	16,414	21,626	158,361
Proceeds from Fund acquisition (Note 14)	—	—	1,518	—
Proceeds from shares issued in lieu of cash distributions	—	—	—	597
Cost of shares redeemed	(71,012)	(49,217)	(136,556)	(254,148)
Net increase (decrease) in net assets from Investor Class Shares transactions	(33,221)	(32,803)	(113,412)	(95,190)
Net increase (decrease) in net assets from capital share transactions	(279,800)	(29,781)	(95,197)	(126,004)
Total increase (decrease) in net assets	(227,106)	20,666	(102,403)	(92,793)
Net Assets:
Beginning of period	453,268	432,602	541,400	634,193
End of period	$226,162	$453,268	$438,997	$541,400
Undistributed net investment income (accumulated net investment income)	$(41)	$—	$42	$539
Share issued and redeemed:
Institutional Class Shares
Issued	1,614	1,099	7,643	27,088
Shares from Fund acquisition (Note 14)	—	—	10,966	—
Issued in lieu of cash distributions	—	—	51	132
Redeemed	(6,655)†	(1,049)	(18,016)	(29,854)†
Net increase (decrease) in Institutional Class Shares	(5,041)	50	644	(2,634)
Investor Class Shares
Issued	729	411	1,406	15,470
Shares from Fund acquisition (Note 14)	—	—	119	—
Issued in lieu of cash distributions	—	—	—	56
Redeemed	(1,411)	(1,240)	(11,700)	(25,538)
Net increase (decrease) in Investor Class Shares	(682)	(829)	(10,175)	(10,012)
Net increase (decrease) in share transactions	(5,723)	(779)	(9,531)	(12,646)

TURNER FUNDS 2011 ANNUAL REPORT 63

FINANCIAL STATEMENTS

Statements of changes in net assets (000)

	Turner Midcap Growth Fund		Turner Small Cap Growth Fund
	year ended 9/30/11	year ended 9/30/10	year ended 9/30/11	year ended 9/30/10
Investment Activities:
Net investment income (loss)	$(3,356)	$(4,906)	$(2,429)	$(1,976)
Net realized gain (loss) from securities sold	268,940	107,778	60,910	25,168
Net realized gain (loss) on foreign currency transactions	1	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(194,104)	24,016	(70,484)	14,979
Net increase (decrease) in net assets resulting from operations	71,481	126,888	(12,003)	38,171
Dividends and distributions to shareholders:
Net investment income
Institutional Class Shares	—	—	—	—
Investor Class Shares	—	—	—	—
Total dividends and distributions	—	—	—	—
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	172,552	61,281	—	—
Proceeds from shares issued in lieu of cash distributions	—	—	—	—
Cost of shares redeemed	(76,894)	(48,879)	—	—
Net increase (decrease) in net assets from Institutional Class Shares transactions	95,658	12,402	—	—
Investor Class Shares
Proceeds from shares issued	221,546	189,151	120,040	56,625
Proceeds from shares issued in lieu of cash distributions	—	—	—	—
Cost of shares redeemed	(587,846)	(407,498)	(153,043)	(70,731)
Net increase (decrease) in net assets from Investor Class Shares transactions	(366,300)	(218,347)	(33,003)	(14,106)
Retirement Class Shares
Proceeds from shares issued	1,745	793	—	—
Cost of shares redeemed	(2,541)	(642)	—	—
Net increase (decrease) in net assets from Retirement Class Shares transactions	(796)	151	—	—
Net increase (decrease) in net assets from capital share transactions	(271,438)	(205,794)	(33,003)	(14,106)
Total increase (decrease) in net assets	(199,957)	(78,906)	(45,006)	24,065
Net Assets:
Beginning of period	920,695	999,601	274,925	250,860
End of period	$720,738	$920,695	$229,919	$274,925
Undistributed net investment income (accumulated net investment income)	$64	$—	$—	$—
Share issued and redeemed:
Institutional Class Shares
Issued	4,733	2,060	—	—
Issued in lieu of cash distributions	—	—	—	—
Redeemed	(2,179)	(1,752)	—	—
Net increase (decrease) in Institutional Class Shares	2,554	308	—	—
Investor Class Shares
Issued	6,010	6,754	3,352	2,130
Redeemed	(15,652)	(14,508)	(4,580)	(2,609)
Net increase (decrease) in Investor Class Shares	(9,642)	(7,754)	(1,228)	(479)
Retirement Class Shares
Issued	50	29	—	—
Redeemed	(72)	(24)	—	—
Net increase (decrease) in Retirement Class Shares	(22)	5	—	—
Net increase (decrease) in share transactions	(7,110)	(7,441)	(1,228)	(479)

(1)  Commencement of operations.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

64 TURNER FUNDS 2011 ANNUAL REPORT

	Turner Global Opportunities Fund		Turner International Growth Fund
	year ended 9/30/11	5/7/10(1) thru 9/30/10	year ended 9/30/11	year ended 9/30/10
Investment Activities:
Net investment income (loss)	$(6)	$(1)	$52	$24
Net realized gain (loss) from securities sold	82	(4)	469	465
Net realized gain (loss) on foreign currency transactions	(3)	(1)	(46)	(12)
Net change in unrealized appreciation (depreciation) on investments	(115)	159	(2,125)	187
Net increase (decrease) in net assets resulting from operations	(42)	153	(1,650)	664
Dividends and distributions to shareholders:
Net investment income
Institutional Class Shares	—	—	(48)	(59)
Investor Class Shares	—	—	(1)	—
Total dividends and distributions	—	—	(49)	(59)
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	418	1,000	1,511	518
Proceeds from shares issued in lieu of cash distributions	—	—	48	59
Cost of shares redeemed	(717)	—	(141)	—
Net increase (decrease) in net assets from Institutional Class Shares transactions	(299)	1,000	1,418	577
Investor Class Shares
Proceeds from shares issued	973	—	6,586	135
Proceeds from shares issued in lieu of cash distributions	—	—	1	—
Cost of shares redeemed	(397)	—	(511)	(36)
Net increase (decrease) in net assets from Investor Class Shares transactions	576	—	6,076	99
Retirement Class Shares
Proceeds from shares issued	—	—	—	—
Cost of shares redeemed	—	—	—	—
Net increase (decrease) in net assets from Retirement Class Shares transactions	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	277	1,000	7,494	676
Total increase (decrease) in net assets	235	1,153	5,795	1,281
Net Assets:
Beginning of period	1,153	—	5,129	3,848
End of period	$1,388	$1,153	$10,924	$5,129
Undistributed net investment income (accumulated net investment income)	$(2)	$—	$(2)	$(14)
Share issued and redeemed:
Institutional Class Shares
Issued	31	100	127	60
Issued in lieu of cash distributions	—	—	6	7
Redeemed	(51)	—	(13)	—
Net increase (decrease) in Institutional Class Shares	(20)	100	120	67
Investor Class Shares
Issued	71	—	572	16
Redeemed	(29)	—	(48)	(4)
Net increase (decrease) in Investor Class Shares	42	—	524	12
Retirement Class Shares
Issued	—	—	—	—
Redeemed	—	—	—	—
Net increase (decrease) in Retirement Class Shares	—	—	—	—
Net increase (decrease) in share transactions	22	100	644	79

TURNER FUNDS 2011 ANNUAL REPORT 65

FINANCIAL STATEMENTS

Statements of cash flows (000)

	Turner Market Neutral Fund	Turner Medical Sciences Long/Short Fund
	2/7/11(1) thru 9/30/11	2/7/11(1) thru 9/30/11
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$168	$(596)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Purchases of long-term portfolio investments	(63,163)	(85,926)
Proceeds from sales of long-term portfolio investments	53,059	68,312
Purchases of short-term portfolio investments	(21,248)	(78,503)
Proceeds from sales of short-term investments	20,716	45,641
Payments to cover securities sold short	(52,788)	(69,257)
Proceeds from securities sold short	62,828	86,972
Realized (gain) loss from securities sold and securities sold short	(11)	1,016
Change in unrealized (appreciation) depreciation on investments	333	199
Change in unrealized (appreciation) depreciation on securities sold short	(540)	(955)
Increase in deposits with brokers for securities sold short and options	(11,376)	(26,090)
Increase in receivable for investment securities sold	(5,158)	(7,010)
Increase in prepaid expenses	(46)	(61)
Increase in receivable for dividend income	(7)	(11)
Increase in payable for investment securities purchased	5,475	5,970
Increase in broker fees and charges on short sales payable	2	11
Increase in payable due to investment adviser	21	54
Increase in payable due to shareholder servicing	1	3
Increase in payable due to distributor	—	1
Increase in payable due to administrator	1	5
Increase in dividends payable on securities sold short	3	1
Increase in other accrued expenses	12	24
Net cash used in operating activities	(11,718)	(60,200)
Cash flows from financing activities:
Proceeds from shares issued	12,598	70,466
Cost of shares reedemed	(881)	(10,267)
Distributions from capital gains	—	—
Net cash provided by financing activities	11,717	60,199
Net decrease in cash	(1)	(1)
Cash, beginning of period	—	—
Cash, end of period	$(1)	$(1)
Non-cash Capital shares sold receivable	$(28)	$(515)
Capital shares redeemed payable	—	29
Reinvestments of distributions	—	—

(1)  Commencement of operations.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

66 TURNER FUNDS 2011 ANNUAL REPORT

Statements of cash flows (000)

	Turner Spectrum Fund	Turner Titan Fund
	period ended 9/30/11	2/7/11(1) thru 9/30/11
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$5,712	$(541)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Purchases of long-term portfolio investments	(3,126,860)	(46,228)
Proceeds from sales of long-term portfolio investments	2,980,788	34,568
Purchases of short-term portfolio investments	(1,356,365)	(22,132)
Proceeds from sales of short-term investments	1,230,409	21,336
Payments to cover securities sold short	(2,411,480)	(29,505)
Proceeds from securities sold short	2,609,758	38,752
Realized loss on written option contracts	6,481	—
Realized (gain) loss from securities sold and securities sold short	(17,230)	607
Premiums received from written option contracts	35,658	—
Premiums paid to closed option contracts	(42,379)	—
Change in unrealized depreciation on investments	25,740	354
Change in unrealized (appreciation) depreciation on written option contracts	(56)	—
Change in unrealized (appreciation) depreciation on securities sold short	(26,382)	(488)
Increase in deposits with brokers for securities sold short and options	(243,624)	(10,029)
Increase in receivable for investment securities sold	(131,157)	(3,887)
Increase in prepaid expenses	(452)	(69)
Increase in receivable for dividend income	(79)	(5)
Increase in foreign currency cash	(23)	—
Increase in reclaim receivable	(11)	—
Increase in payable for investment securities purchased	82,330	2,612
Increase in broker fees and charges on short sales payable	59	1
Increase in payable due to investment adviser	538	42
Increase in payable due to shareholder servicing	13	1
Increase in payable due to distributor	4	—
Increase in payable due to administrator	56	1
Increase in dividends payable on securities sold short	21	—
Increase in other accrued expenses	162	20
Net cash used in operating activities	(378,369)	(14,590)
Cash flows from financing activities:
Proceeds from shares issued	471,708	14,739
Cost of shares reedemed	(93,339)	(149)
Net cash provided by financing activities	378,369	14,590
Net increase in cash	—	—
Cash, beginning of period	—	—
Cash, end of period	$—	$—
Non-cash Capital shares sold receivable	$(1,892)	$(71)
Capital shares redeemed payable	2,596	5
Reinvestments of distributions	134	—

(1)  Commencement of operations.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2011 ANNUAL REPORT 67

FINANCIAL STATEMENTS

Financial highlights

For a share outstanding throughout each period

		Net asset value, beginning of period	Net investment income (loss)		Realized and unrealized gains (losses) on investments		Total from investment operations	Dividends from net investment income	Distributions from capital gains (losses)	Total dividends and distributions	Net asset value, end of period
Turner Market Neutral Fund — Institutional Class Shares
2011	(1)	$10.00	(0.09	) (2)	0.62		0.53	—	—	—	$10.53
Turner Market Neutral Fund — Investor Class Shares
2011	(1)	$10.00	(0.10	) (2)	0.62		0.52	—	—	—	$10.52
Turner Market Neutral Fund — Class C Shares
2011	(1)	$10.00	(0.15	) (2)	0.61		0.46	—	—	—	$10.46
Turner Medical Sciences Long/Short Fund — Institutional Class Shares
2011	(1)	$10.00	(0.12	) (2)	0.47		0.35	—	—	—	$10.35
Turner Medical Sciences Long/Short Fund — Investor Class Shares
2011	(1)	$10.00	(0.13	) (2)	0.47		0.34	—	—	—	$10.34
Turner Medical Sciences Long/Short Fund — Class C Shares
2011	(1)	$10.00	(0.18	) (2)	0.48		0.30	—	—	—	$10.30
Turner Spectrum Fund — Institutional Class Shares
2011		$10.82	(0.16	) (2)	0.79		0.63	—	—	—	$11.45
2010		$10.81	(0.13	) (2)	0.21	(4)	0.08	—	(0.07)	(0.07)	$10.82
2009	(7)	$10.00	(0.07	) (2)	0.88		0.81	—	—	—	$10.81
Turner Spectrum Fund — Investor Class Shares
2011		$10.78	(0.19	) (2)	0.79		0.60	—	—	—	$11.38
2010		$10.80	(0.16	) (2)	0.21	(4)	0.05	—	(0.07)	(0.07)	$10.78
2009	(7)	$10.00	(0.09	) (2)	0.89		0.80	—	—	—	$10.80
Turner Spectrum Fund — Class C Shares
2011		$10.72	(0.27	) (2)	0.78		0.51	—	—	—	$11.23
2010		$10.80	(0.24	) (2)	0.23	(4)	(0.01)	—	(0.07)	(0.07)	$10.72
2009	(10)	$9.98	(0.07	) (2)	0.89		0.82	—	—	—	$10.80
Turner Titan Fund — Institutional Class Shares
2011	(1)	$10.00	(0.10	) (2)	(0.13)		(0.23)	—	—	—	$9.77
Turner Titan Fund — Investor Class Shares
2011	(1)	$10.00	(0.11	) (2)	(0.13)		(0.24)	—	—	—	$9.76
Turner Titan Fund — Class C Shares
2011	(1)	$10.00	(0.16	) (2)	(0.12)		(0.28)	—	—	—	$9.72

*  Amount represents less than $0.01 per share
†  Inclusive of fees paid indirectly, waivers and/or reimbursements.
††  Excludes effect of in-kind transfers and mergers, as applicable. Not annualized for periods less than one year.
†††  Total return is for the period indicated and has not been annualized.
(1)  Commenced operations on February 7, 2011. All ratios for the period have been annualized.
(2)  Based on average shares outstanding.
(3)  Dividend expense totaled 0.44% of average net assets for the period ended September 30, 2011, 0.34% of which was waived. Broker fees and charges on short sales totaled 0.25% of average net assets for the period ended September 30, 2011, 0.19% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.48%, 2.73% and 3.48% for the Institutional, Investor and Class C Shares, respectively.
(4)  Dividend expense totaled 0.15% of average net assets for the period ended September 30, 2011, 0.12% of which was waived. Broker fees and charges on short sales totaled 0.47% of average net assets for the period ended September 30, 2011, 0.39% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.44%, 2.65% and 3.44% for the Institutional, Investor and Class C Shares, respectively.
(5)  The amount shown for a share outstanding throughout the period and the aggregate net losses on investments for the period are not in accord, because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
(6)  Dividend expense totaled 0.28% of average net assets for the year ended September 30, 2011, 0.22% of which was waived. Broker fees and charges on short sales totaled 0.32% of average net assets for the year ended September 30, 2011, 0.25% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.40%, 2.65% and 3.40% for the Institutional, Investor and Class C Shares, respectively.
(7)  Dividend expense totaled 0.45% of average net assets for the year ended September 30, 2010, 0.42% of which was waived. Broker fees and charges on short sales totaled 0.38% of average net assets for the year ended September 30, 2010, 0.37% of which was waived beginning on January 13, 2010. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.70%, 2.96% and 3.71% for the Institutional, Investor and Class C Shares, respectively.
(8)  Commenced operations on May 7, 2009. All ratios for the period have been annualized.
(9)  Dividend expense totaled 0.70% of average net assets for the period ended September 30, 2009. If dividend expense had not been contractually waived, the ratios of net expenses to average net assets would have been 3.14%, 3.41% and 3.05% for the Institutional, Investor and Class C Shares, respectively. If broker fees and charges on short sales had not been included, the ratios of net expenses to average net assets would have been 1.94%, 2.20% and 1.95% for the Institutional, Investor and Class C Shares, respectively.
(10)  Commenced operations on July 14, 2009. All ratios for the period have been annualized.
(11)  Dividend expense totaled 0.28% of average net assets for the period ended September 30, 2011, 0.22% of which was waived. Broker fees and charges on short sales totaled 0.32% of average net assets for the period ended September 30, 2011, 0.25% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.20%, 2.44% and 3.20% for the Institutional, Investor and Class C Shares, respectively.
Amounts designated as "—" are either $0, not applicable or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

68 TURNER FUNDS 2011 ANNUAL REPORT

		Total return		Net assets end of period (000)	Ratio of net expenses to average net assets†		Ratio of net expenses to average net assets		Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets†	Portfolio turnover rate††
Turner Market Neutral Fund — Institutional Class Shares
2011	(1)	5.30	%†††	$8,679	1.95	% (3)	1.95	% (3)	3.92%	(1.27)%	1,184%
Turner Market Neutral Fund — Investor Class Shares
2011	(1)	5.20	%†††	$3,233	2.20	% (3)	2.20	% (3)	4.18%	(1.54)%	1,184%
Turner Market Neutral Fund — Class C Shares
2011	(1)	4.60	%†††	$—	2.95	% (3)	2.95	% (3)	4.77%	(2.26)%	1,184%
Turner Medical Sciences Long/Short Fund — Institutional Class Shares
2011	(1)	3.50	%†††	$45,147	1.93	% (4)	1.93	% (4)	2.74%	(1.74)%	608%
Turner Medical Sciences Long/Short Fund — Investor Class Shares
2011	(1)	3.40	%†††	$12,777	2.14	% (4)	2.14	% (4)	2.89%	(1.93)%	608%
Turner Medical Sciences Long/Short Fund — Class C Shares
2011	(1)	3.00	%†††	$2,165	2.93	% (4)	2.93	% (4)	3.63%	(2.71)%	608%
Turner Spectrum Fund — Institutional Class Shares
2011		5.82%		$448,554	1.93	% (6)	1.93	% (6)	2.48%	(1.34)%	1,153%
2010		0.77%		$179,526	1.91	% (7)	1.91	% (7)	2.85%	(1.23)%	1,808%
2009	(7)	8.10	%†††	$8,681	2.44	% (9)	2.44	% (9)	5.63%	(1.78)%	663%
Turner Spectrum Fund — Investor Class Shares
2011		5.57%		$161,401	2.18	% (6)	2.18	% (6)	2.70%	(1.61)%	1,153%
2010		0.49%		$52,361	2.17	% (7)	2.17	% (7)	3.12%	(1.52)%	1,808%
2009	(7)	8.00	%†††	$4,567	2.71	% (9)	2.71	% (9)	5.84%	(2.09)%	663%
Turner Spectrum Fund — Class C Shares
2011		4.76%		$12,478	2.93	% (6)	2.93	% (6)	3.39%	(2.33)%	1,153%
2010		(0.07)%		$7,169	2.92	% (7)	2.92	% (7)	3.82%	(2.19)%	1,808%
2009	(10)	8.22	%†††	$—	2.35	% (9)	2.35	% (9)	5.28%	(3.12)%	663%
Turner Titan Fund — Institutional Class Shares
2011	(1)	(2.30	)%†††	$11,374	1.92	% (11)	1.92	% (11)	3.54%	(1.47)%	647%
Turner Titan Fund — Investor Class Shares
2011	(1)	(2.40	)%†††	$2,711	2.16	% (11)	2.16	% (11)	4.66%	(1.65)%	647%
Turner Titan Fund — Class C Shares
2011	(1)	(2.80	)%†††	$29	2.92	% (11)	2.92	% (11)	2.31%	(2.44)%	647%

TURNER FUNDS 2011 ANNUAL REPORT 69

FINANCIAL STATEMENTS

Financial highlights

For a share outstanding throughout each period

	Net asset value, beginning of period	Net investment income (loss)		Realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from capital gains (losses)	Total dividends and distributions	Net asset value, end of period
Turner All Cap Growth Fund — Investor Class Shares
2011	$7.03	(0.11	) (1)	0.75	0.64	—	—	—	$7.67
2010	$5.95	(0.09	) (1)	1.18	1.09	(0.01)	—	(0.01)	$7.03
2009	$5.60	—	* (1)	0.35	0.35	—	—	—	$5.95
2008	$8.72	(0.07	) (1)	(3.05)	(3.12)	—	—	—	$5.60
2007	$6.26	(0.07	) (1)	2.53	2.46	—	—	—	$8.72
Turner Concentrated Growth Fund — Investor Class Shares
2011	$6.63	(0.10	) (1)	(0.11)	(0.21)	—	—	—	$6.42
2010	$6.16	(0.07	) (1)	0.56	0.49	(0.02)	—	(0.02)	$6.63
2009	$6.35	0.02	(1)	(0.21)	(0.19)	—	—	—	$6.16
2008	$10.12	(0.07	) (1)	(3.70)	(3.77)	—	—	—	$6.35
2007	$7.60	(0.05	) (1)	2.57	2.52	—	—	—	$10.12
Turner Emerging Growth Fund — Institutional Class Shares
2011	$42.51	(0.40	) (1)	3.72	3.32	—	—	—	$45.83
2010	$37.78	(0.31	) (1)	5.04	4.73	—	—	—	$42.51
2009 (2)	$28.45	(0.12	) (1)	9.45 (3)	9.33	—	—	—	$37.78
Turner Emerging Growth Fund — Investor Class Shares
2011	$42.32	(0.52	) (1)	3.72	3.20	—	—	—	$45.52
2010	$37.71	(0.41	) (1)	5.02	4.61	—	—	—	$42.32
2009	$46.42	(0.22	) (1)	(7.31)	(7.53)	—	(1.18)	(1.18)	$37.71
2008	$64.06	(0.35	) (1)	(8.54)	(8.89)	(0.25)	(8.50)	(8.75)	$46.42
2007	$55.97	(0.30	) (1)	13.61	13.31	—	(5.22)	(5.22)	$64.06
Turner Large Growth Fund — Institutional Class Shares
2011	$10.56	—	* (1)	(0.04)	(0.04)	(0.02)	—	(0.02)	$10.50
2010	$9.93	0.02	(1)	0.65	0.67	(0.04)	—	(0.04)	$10.56
2009	$10.41	0.05	(1)	(0.48)	(0.43)	(0.05)	—	(0.05)	$9.93
2008	$14.39	0.06	(1)	(4.01)	(3.95)	(0.03)	—	(0.03)	$10.41
2007	$11.65	0.02	(1)	2.77	2.79	(0.05)	—	(0.05)	$14.39
Turner Large Growth Fund — Investor Class Shares
2011	$10.49	(0.03	) (1)	(0.04)	(0.07)	—	—	—	$10.42
2010	$9.87	—	* (1)	0.64	0.64	(0.02)	—	(0.02)	$10.49
2009	$10.34	0.03	(1)	(0.47)	(0.44)	(0.03)	—	(0.03)	$9.87
2008	$14.33	0.02	(1)	(3.99)	(3.97)	(0.02)	—	(0.02)	$10.34
2007	$11.61	0.02	(1)	2.73	2.75	(0.03)	—	(0.03)	$14.33
Turner Midcap Growth Fund — Institutional Class Shares
2011	$29.90	(0.06	) (1)	0.58	0.52	—	—	—	$30.42
2010	$26.12	(0.08	) (1)	3.86	3.78	—	—	—	$29.90
2009	$26.20	(0.01	) (1)	(0.07)	(0.08)	—	—	—	$26.12
2008 (4)	$34.67	(0.01	) (1)	(8.46)	(8.47)	—	—	—	$26.20
Turner Midcap Growth Fund — Investor Class Shares
2011	$29.73	(0.13	) (1)	0.56	0.43	—	—	—	$30.16
2010	$26.03	(0.15	) (1)	3.85	3.70	—	—	—	$29.73
2009	$26.18	(0.06	) (1)	(0.09)	(0.15)	—	—	—	$26.03
2008	$35.71	(0.14	) (1)	(9.39)	(9.53)	—	—	—	$26.18
2007	$27.63	(0.20	) (1)	8.28	8.08	—	—	—	$35.71

*  Amount represents less than $0.01 per share
†  Inclusive of fees paid indirectly, waivers and/or reimbursements.
††  Excludes effect of in-kind transfers and mergers, as applicable. Not annualized for periods less than one year.
†††  Total return is for the period indicated and has not been annualized.
(1)  Based on average shares outstanding.
(2)  Commenced operations on February 1, 2009. All ratios for the period have been annualized.
(3)  The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
(4)  Commenced operations on June 16, 2008. All ratios for the period have been annualized.
Amounts designated as "—" are either $0, not applicable or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

70 TURNER FUNDS 2011 ANNUAL REPORT

		Total return		Net assets end of period (000)	Ratio of net expenses to average net assets†	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets†	Portfolio turnover rate††
Turner All Cap Growth Fund — Investor Class Shares
2011		9.10%		$33,053	1.73%	1.73%	2.12%	(1.29)%	205%
2010		18.25%		$23,227	1.64%	1.64%	2.15%	(1.38)%	115%
2009		6.25%		$26,324	0.62%	0.63%	1.23%	0.09%	220%
2008		(35.78)%		$32,759	1.52%	1.54%	1.90%	(0.89)%	323%
2007		39.30%		$70,145	1.27%	1.27%	1.73%	(0.98)%	173%
Turner Concentrated Growth Fund — Investor Class Shares
2011		(3.17)%		$38,939	1.69%	1.69%	2.08%	(1.29)%	203%
2010		7.94%		$42,924	1.51%	1.51%	1.94%	(1.14)%	215%
2009		(2.99)%		$39,973	0.82%	0.82%	1.34%	0.38%	208%
2008		(37.25)%		$42,581	1.53%	1.54%	1.91%	(0.83)%	348%
2007		33.16%		$61,401	1.11%	1.11%	1.46%	(0.57)%	220%
Turner Emerging Growth Fund — Institutional Class Shares
2011		7.81%		$67,035	1.15%	1.15%	1.27%	(0.77)%	74%
2010		12.52%		$276,445	1.15%	1.15%	1.28%	(0.77)%	96%
2009	(2)	32.79	%†††	$243,790	1.15%	1.15%	1.33%	(0.54)%	78%
Turner Emerging Growth Fund — Investor Class Shares
2011		7.56%		$159,127	1.40%	1.40%	1.55%	(1.01)%	74%
2010		12.22%		$176,823	1.40%	1.40%	1.53%	(1.02)%	96%
2009		(15.58)%		$188,812	1.40%	1.40%	1.56%	(0.71)%	78%
2008		(16.08)%		$529,578	1.40%	1.40%	1.49%	(0.66)%	71%
2007		25.08%		$638,037	1.40%	1.40%	1.48%	(0.50)%	88%
Turner Large Growth Fund — Institutional Class Shares
2011		(0.39)%		$382,336	0.69%	0.69%	0.89%	(0.03)%	182%
2010		6.76%		$377,650	0.69%	0.69%	0.87%	0.20%	178%
2009		(3.97)%		$381,277	0.69%	0.69%	0.92%	0.65%	126%
2008		(27.53)%		$360,083	0.69%	0.69%	0.90%	0.42%	200%
2007		24.00%		$237,778	0.68%	0.68%	1.06%	0.42%	103%
Turner Large Growth Fund — Investor Class Shares
2011		(0.67)%		$56,661	0.94%	0.94%	1.13%	(0.28)%	182%
2010		6.51%		$163,750	0.94%	0.94%	1.12%	(0.05)%	178%
2009		(4.21)%		$252,916	0.94%	0.94%	1.17%	0.41%	126%
2008		(27.76)%		$260,692	0.94%	0.94%	1.15%	0.15%	200%
2007		23.68%		$37,541	0.94%	0.94%	1.31%	0.15%	103%
Turner Midcap Growth Fund — Institutional Class Shares
2011		1.74%		$245,480	0.93%	0.93%	1.05%	(0.18)%	104%
2010		14.47%		$164,993	0.93%	0.93%	1.03%	(0.29)%	90%
2009		(0.31)%		$136,069	0.93%	0.93%	1.08%	(0.05)%	120%
2008	(4)	(24.43	)%†††	$137,451	0.93%	0.94%	1.03%	(0.09)%	157%
Turner Midcap Growth Fund — Investor Class Shares
2011		1.45%		$471,286	1.18%	1.18%	1.28%	(0.38)%	104%
2010		14.21%		$751,124	1.18%	1.18%	1.28%	(0.54)%	90%
2009		(0.57)%		$859,640	1.18%	1.18%	1.33%	(0.29)%	120%
2008		(26.69)%		$994,545	1.18%	1.18%	1.25%	(0.44)%	157%
2007		29.24%		$1,340,172	1.18%	1.18%	1.24%	(0.63)%	155%

TURNER FUNDS 2011 ANNUAL REPORT 71

FINANCIAL STATEMENTS

Financial highlights

For a share outstanding throughout each period

	Net asset value, beginning of period	Net investment income (loss)		Realized and unrealized gains (losses) on investments		Total from investment operations	Dividends from net investment income	Distributions from capital gains (losses)	Total dividends and distributions	Net asset value, end of period
Turner Midcap Growth Fund — Retirement Class Shares
2011	$28.71	(0.22	) (1)	0.56		0.34	—	—	—	$29.05
2010	$25.20	(0.21	) (1)	3.72		3.51	—	—	—	$28.71
2009	$25.40	(0.11	) (1)	(0.09)		(0.20)	—	—	—	$25.20
2008	$34.74	(0.22	) (1)	(9.12)		(9.34)	—	—	—	$25.40
2007	$26.96	(0.30	) (1)	8.08		7.78	—	—	—	$34.74
Turner Small Cap Growth Fund — Investor Class Shares
2011	$28.97	(0.26	) (1)	(0.88)		(1.14)	—	—	—	$27.83
2010	$25.17	(0.20	) (1)	4.00		3.80	—	—	—	$28.97
2009	$26.45	(0.07	) (1)	(1.21)		(1.28)	—	—	—	$25.17
2008	$32.98	(0.15	) (1)	(6.38)		(6.53)	—	—	—	$26.45
2007	$26.17	(0.20	) (1)	7.01		6.81	—	—	—	$32.98
Turner Global Opportunities Fund — Institutional Class Shares
2011	$11.52	(0.04	) (1)	(0.10)		(0.14)	—	—	—	$11.38
2010 (2)	$10.00	(0.01	) (1)	1.53		1.52	—	—	—	$11.52
Turner Global Opportunities Fund — Investor Class Shares
2011	$11.50	(0.06	) (1)	(0.11)		(0.17)	—	—	—	$11.33
2010 (2)	$10.00	(0.03	) (1)	1.53		1.50	—	—	—	$11.50
Turner International Growth Fund — Institutional Class Shares
2011	$9.41	0.08	(1)	(0.19)		(0.11)	(0.09)	—	(0.09)	$9.21
2010	$8.24	0.04	(1)	1.26		1.30	(0.13)	—	(0.13)	$9.41
2009	$8.34	0.08	(1)	(0.07	) (3)	0.01	(0.11)	—	(0.11)	$8.24
2008	$12.21	0.12	(1)	(3.87)		(3.75)	(0.02)	(0.10)	(0.12)	$8.34
2007 (4)	$10.00	0.07	(1)	2.14		2.21	—	—	—	$12.21
Turner International Growth Fund — Investor Class Shares
2011	$9.39	0.05	(1)	(0.20)		(0.15)	(0.07)	—	(0.07)	$9.17
2010	$8.24	0.05	(1)	1.23		1.28	(0.13)	—	(0.13)	$9.39
2009 (5)	$6.27	0.07	(1)	2.01		2.08	(0.11)	—	(0.11)	$8.24

†  Inclusive of fees paid indirectly, waivers and/or reimbursements.
††  Excludes effect of in-kind transfers and mergers, as applicable. Not annualized for periods less than one year.
†††  Total return is for the period indicated and has not been annualized.
(1)  Based on average shares outstanding.
(2)  Commenced operations on May 7, 2010. All ratios for the period have been annualized.
(3)  The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
(4)  Commenced operations on January 31, 2007. All ratios for the period have been annualized.
(5)  Commenced operations on October 31, 2008. All ratios for the period have been annualized.
Amounts designated as "—" are either $0, not applicable or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

72 TURNER FUNDS 2011 ANNUAL REPORT

		Total return		Net assets end of period (000)	Ratio of net expenses to average net assets†	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets†	Portfolio turnover rate††
Turner Midcap Growth Fund — Retirement Class Shares
2011		1.18%		$3,972	1.43%	1.43%	1.54%	(0.63)%	104%
2010		13.93%		$4,578	1.43%	1.43%	1.53%	(0.79)%	90%
2009		(0.79)%		$3,892	1.43%	1.43%	1.58%	(0.55)%	120%
2008		(26.89)%		$5,784	1.43%	1.43%	1.50%	(0.69)%	157%
2007		28.86%		$6,212	1.49%	1.49%	1.56%	(0.98)%	155%
Turner Small Cap Growth Fund — Investor Class Shares
2011		(3.94)%		$229,919	1.25%	1.25%	1.53%	(0.76)%	119%
2010		15.10%		$274,925	1.25%	1.25%	1.52%	(0.74)%	89%
2009		(4.84)%		$250,860	1.25%	1.25%	1.58%	(0.36)%	113%
2008		(19.80)%		$249,434	1.25%	1.26%	1.51%	(0.48)%	141%
2007		26.02%		$317,930	1.25%	1.25%	1.48%	(0.65)%	134%
Turner Global Opportunities Fund — Institutional Class Shares
2011		(1.22)%		$910	1.10%	1.10%	3.63%	(0.31)%	178%
2010	(2)	15.20	%†††	$1,153	1.10%	1.10%	8.33%	(0.31)%	37%
Turner Global Opportunities Fund — Investor Class Shares
2011		(1.48)%		$478	1.35%	1.35%	3.16%	(0.44)%	178%
2010	(2)	15.00	%†††	$—	1.56%	1.56%	8.92%	(0.77)%	37%
Turner International Growth Fund — Institutional Class Shares
2011		(1.32)%		$6,012	1.10%	1.10%	2.41%	0.70%	210%
2010		15.88%		$5,019	1.10%	1.10%	3.93%	0.51%	120%
2009		0.71%		$3,848	1.10%	1.10%	5.24%	1.31%	139%
2008		(31.04)%		$3,335	1.10%	1.11%	3.05%	1.10%	245%
2007	(4)	22.10	%†††	$2,409	1.10%	1.10%	4.63%	0.99%	111%
Turner International Growth Fund — Investor Class Shares
2011		(1.67)%		$4,912	1.35%	1.35%	2.46%	0.44%	210%
2010		15.61%		$110	1.35%	1.35%	4.15%	0.61%	120%
2009	(5)	33.95	%†††	$—	1.29%	1.29%	5.59%	1.14%	139%

TURNER FUNDS 2011 ANNUAL REPORT 73

NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

September 30, 2011

1. Organization:

Turner Funds (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twelve active portfolios as of September 30, 2011. The financial statements included herein are those of the Turner Market Neutral Fund (the "Market Neutral Fund"), the Turner Medical Sciences Long/Short Fund (the "Medical Sciences Long/Short Fund"), the Turner Spectrum Fund (the "Spectrum Fund"), the Turner Titan Fund (the "Titan Fund"), the Turner All Cap Growth Fund (the "All Cap Growth Fund"), the Turner Concentrated Growth Fund (the "Concentrated Growth Fund"), the Turner Emerging Growth Fund (the "Emerging Growth Fund"), the Turner Large Growth Fund (the "Large Growth Fund"), the Turner Midcap Growth Fund (the "Midcap Growth Fund"), the Turner Small Cap Growth Fund (the "Small Cap Growth Fund"), the Turner Global Opportunities Fund (the "Global Opportunities Fund"), and the Turner International Growth Fund (the "International Growth Fund"), each a "Fund" and collectively the "Funds." The Market Neutral Fund, Medical Sciences Long/Short Fund and Titan Fund commenced operations on February 7, 2011.

Each Fund is registered as a diversified portfolio of the Trust with the exception of the Concentrated Growth Fund and Global Opportunities Fund, which are non-diversified.

The Funds are registered to offer different classes of shares: Institutional Class Shares, Investor Class Shares, Retirement Class Shares, Class C Shares, or a combination of the four. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectuses provide a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

The Emerging Growth Fund and Small Cap Growth Fund were closed to new investors on March 7, 2000 and July 31, 2004, respectively. Effective August 24, 2009 and April 14, 2011, the Small Cap Growth Fund and Emerging Growth Fund were reopened to new investors and existing shareholders, respectively.

2. Significant accounting policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security valuation—Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long positions and the most recent quoted ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain bid and ask prices from two broker-dealers who make a market in the security and determine the average of the two.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser, as defined in Note 3, of a Fund becomes aware of a Significant Event that has

74 TURNER FUNDS 2011 ANNUAL REPORT

occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund's Sub-Administrator, as defined in Note 3, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, as defined in Note 3, and approved by the Committee, the Adviser determines whether such securities should be fair valued.

The Funds use Interactive Data Pricing and Reference Data, Inc. ("Interactive Data") as a third party fair valuation vendor for securities principally traded on a foreign market or exchange. Interactive Data provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable "confidence interval" based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, or believes that a foreign security held by a Fund should be fair valued for any other reason, the Adviser contacts the Funds' Sub-Administrator and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days or a portion of a day, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market.

The Trust has a three-tier fair value hierarchy that is dependent upon the various "inputs" used to determine the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.).

Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments).

For the year ended September 30, 2011, there have been no significant changes to the Funds' fair valuation methodologies. Fair value measurement classifications are summarized in each Fund's Schedule of investments, Schedule of securities sold short or Schedule of open options written. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund there were no significant transfers between the levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period, except for the Global Opportunities Fund and International Growth Fund. The Global Opportunities Fund and International Growth Fund had significant transfers from Level 1 to Level 2 for securities which exceeded the established "confidence interval" and used fair values provided by Interactive Data.

New Accounting Pronouncement—In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS") ("ASU 2011-04"), which includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Levels 1 and 2 of the fair value hierarchy. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04, and its impact on the financial statements and related disclosures has not yet been determined.

TURNER FUNDS 2011 ANNUAL REPORT 75

NOTES TO FINANCIAL STATEMENTS

Security transactions and related income—Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities lots sold.

Securities sold short—Consistent with each Fund's investment objectives, the Funds may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a fee, which is shown as an expense for financial reporting purposes. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the brokers as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the short positions. The Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund and Titan Fund engaged in short sales during the year ended September 30, 2011.

Option transactions—Consistent with each Fund's investment objectives, the Funds may write covered call options as a means of increasing the yield on their portfolios and as a means of providing limited protection against decreases in their market value. The Funds may purchase put and call options to protect against a decline in the market value of the securities in their portfolio or to anticipate an increase in the market value of securities that the Funds may seek to purchase in the future. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. Option contracts are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security). Realized and unrealized gains and losses on written option transactions are shown on the Statement of Operations as net realized gain (loss) on written option contracts and net change in unrealized appreciation (depreciation) on written option contracts, respectively. Realized and unrealized gains and (losses) on purchased options in the Spectrum Fund for the year ended September 30, 2011 were $1,500 and $(257), respectively (000). Realized and unrealized gains and (losses) on purchased options in the All Cap Growth Fund for the year ended September 30, 2011 were $(123) and $8, respectively (000). These amounts are shown on the Statement of Operations as net realized gain (loss) from securities sold and net change in unrealized appreciation (depreciation) on investments, respectively. The primary risk exposure from the written and purchased option contracts is equity exposure. The Spectrum Fund and the All Cap Growth Fund engaged in limited option activity for the year ended September 30, 2011. This

76 TURNER FUNDS 2011 ANNUAL REPORT

activity represented less than 2% of each Fund's respective quarterly net assets.

Foreign currency translation—The books and records of the Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund, Titan Fund, Global Opportunities Fund and International Growth Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund, Titan Fund, Global Opportunities Fund and International Growth Fund do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments in the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund, Titan Fund, Global Opportunities Fund and International Growth Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Expenses—Expenses that are specifically attributed to one of the Funds are charged to that Fund. Certain other expenses of the Funds are prorated among the Funds on the basis of relative daily net assets.

Classes—Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

Dividends and distributions—The Funds declare and distribute net investment income, if any, annually, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

3. Transactions with affiliates:

Certain officers and trustees of the Trust are also officers or employees of Turner Investment Partners, Inc. ("Turner," the "Adviser," or the "Administrator") or Citi Fund Services Ohio, Inc. ("Citi" or the "Sub-Administrator"), the Trust's Sub-Administrator. With the exception of the Trust's Chief Compliance Officer, such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

Foreside Fund Services, LLC (the "Distributor") provides distribution services to the Funds under a Distribution Services Agreement.

4. Administration, shareholder servicing, distribution and transfer agent agreements:

Turner provides administrative services to the Funds under an Administration Agreement with the Trust. For its services, Turner receives an annual fee of 0.15% of the aggregate average daily net assets of the Trust up to $2 billion and 0.12% of the aggregate average daily net assets of the Trust over $2 billion. Under a separate Sub-Administration Agreement between Turner and Citi, effective October 1, 2010, Citi provides sub-administrative services to the Trust. For the year ended September 30, 2011, Citi was paid $877 (000) by Turner.

The Funds have adopted a Distribution Plan for Retirement Class Shares and Class C Shares (the "Distribution Plan") under which firms, including the Distributor, that provide distribution services may receive compensation. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Distributor is entitled to receive aggregate fees for distribution services not exceeding 0.75% of the Fund's average daily net assets attributable to Retirement Class or Class C Shares that are subject to the arrangement in return for providing a broad range of distribution services. Currently, the Retirement Class Shares of the Midcap Growth Fund pay the Distributor 0.25% and the Class C Shares of the Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund and Titan Fund pay the Distributor 0.75% in distribution fees.

The Funds have also adopted Shareholder Services Plans (the "Shareholder Services Plans"). Under the Shareholder Services Plans, service providers are entitled to receive aggregate fees for shareholder services not exceeding 0.25% of each Fund's average daily net assets attributable to Investor Class Shares, Retirement Class Shares and Class C Shares that are subject to the arrangement in return for providing shareholder services. Currently, Investor Class Shares of each Fund, Retirement Class Shares of the Midcap Growth Fund and Class C Shares of the Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund and Titan Fund pay 0.25% in shareholder servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a Transfer Agency Agreement with the Trust.

5. Investment advisory agreement:

The Trust and Turner are parties to an Investment Advisory Agreement dated April 28, 1996 under which Turner

TURNER FUNDS 2011 ANNUAL REPORT 77

NOTES TO FINANCIAL STATEMENTS

receives a fee that is calculated daily and paid monthly, based on the average daily net assets of the Funds.

For its services, Turner receives annual fees, which are calculated daily and paid monthly, based on average daily net assets of the Funds. Turner has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit total Fund operating expenses (excluding acquired fund fees and expenses and interest expenses relating to short sales, except for the Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund and Titan Fund, for which Turner includes acquired fund fees and expenses and interest expenses relating to short sales in its contractual waiver) to a specified percentage of the average daily net assets of each Fund, except the All Cap Growth Fund and Concentrated Growth Fund, on an annualized basis through certain dates disclosed in the following table:

	Advisory fee	Expense cap	Date (through)
Market Neutral Fund
Institutional Class	1.50%	1.95%	February 2, 2012
Investor Class	1.50%	2.20%	February 2, 2012
Class C	1.50%	2.95%	February 2, 2012
Medical Sciences Long/Short Fund
Institutional Class	1.50%	1.95%	February 2, 2012
Investor Class	1.50%	2.20%	February 2, 2012
Class C	1.50%	2.95%	February 2, 2012
Spectrum Fund
Institutional Class	1.50%	1.95%	January 31, 2012
Investor Class	1.50%	2.20%	January 31, 2012
Class C	1.50%	2.95%	January 31, 2012
Titan Fund
Institutional Class	1.50%	1.95%	February 2, 2012
Investor Class	1.50%	2.20%	February 2, 2012
Class C	1.50%	2.95%	February 2, 2012
Emerging Growth Fund
Institutional Class	1.00%	1.15%	January 31, 2012
Investor Class	1.00%	1.40%	January 31, 2012
Large Growth Fund
Institutional Class	0.60%	0.69%	January 31, 2012
Investor Class	0.60%	0.94%	January 31, 2012
Midcap Growth Fund
Institutional Class	0.75%	0.93%	January 31, 2012
Investor Class	0.75%	1.18%	January 31, 2012
Retirement Class	0.75%	1.43%	January 31, 2012
Small Cap Growth Fund
Investor Class	1.00%	1.25%	January 31, 2012
Global Opportunities Fund
Institutional Class	0.75%	1.10%	January 31, 2012
Investor Class	0.75%	1.35%	January 31, 2012
International Growth Fund
Institutional Class	0.85%	1.10%	January 31, 2012
Investor Class	0.85%	1.35%	January 31, 2012

For the remaining Funds, the All Cap Growth Fund and the Concentrated Growth Fund, the advisory fee is comprised of a base fee and performance adjustment that increases or decreases the total fee depending upon the performance of the Fund relative to its performance benchmark. The Fund's base fee (1.10% for both the All Cap Growth Fund and the Concentrated Growth Fund) is accrued daily and paid monthly, based on the Fund's average net assets during the current month.

The performance adjustment is calculated and paid monthly by comparing a Fund's performance to that of its performance benchmark over the current month plus the previous 11 months (the "performance period"). The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) a Fund's base advisory fee.

In cases where the advisory fee is comprised of a base fee and a performance adjustment, Turner has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to keep such Fund's "other expenses" (excluding distribution fees, acquired fund fees and expenses and interest expenses relating to short sales) from exceeding a specified percentage of the average daily net assets of the Fund on an annualized basis. Accordingly, the base advisory fee, annual adjustment rate, over/under performance relative to the benchmark threshold, and other expense cap are as follows:

	Base advisory fee	Annual adjustment rate	Benchmark threshold(1)	Other expenses cap
All Cap Growth Fund	1.10%	+/-0.40%	+/-2.50%	0.25%
Concentrated Growth Fund	1.10%	+/-0.40%	+/-2.50%	0.25%

(1)  See the Funds' Prospectus and Statement of Additional Information for more information regarding each Fund's performance benchmark.

78 TURNER FUNDS 2011 ANNUAL REPORT

During the year ended September 30, 2011, the Funds' advisory fees, before waivers, were adjusted in accordance with the policy described above (000):

	Base adviser fee	Performance adjustment	Net adviser fee before waivers
All Cap Growth Fund	$476,306	$168,931	$645,237
Concentrated Growth Fund	550,049	171,461	721,510

6. Redemption fees:

Sales or exchanges out of the All Cap Growth Fund and the Large Growth Fund within 90 days of purchase are not currently subject to a redemption fee of 2.00%, but may be in the future. The Funds will provide notice to shareholders before they implement the redemption fee.

7. Contingent deferred sales charges (Class C Shares):

A 1.00% contingent deferred sales charge ("CDSC") will be deducted with respect to the Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund and Titan Fund Class C Shares, redeemed within 12 months of purchase. The CDSC will be based on the lower of the original purchase price or the value of the Class C Shares redeemed. The CDSC may be waived for certain investors, as described in the Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund and Titan Fund Class C statutory prospectus.

8. Investment transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended September 30, 2011 were as follows (000):

	Purchases	Sales
Market Neutral Fund	$63,163	$53,059
Medical Sciences Long/Short Fund	85,926	68,312
Spectrum Fund	3,126,860	2,980,788
Titan Fund	46,228	34,568
All Cap Growth Fund	94,228	84,885
Concentrated Growth Fund	97,448	100,620
Emerging Growth Fund	363,666	413,514
Large Growth Fund	1,004,461	1,143,654
Midcap Growth Fund	1,038,614	1,303,849
Small Cap Growth Fund	372,493	408,344
Global Opportunities Fund	3,114	2,886
International Growth Fund	23,876	16,481

9. Federal tax policies and information:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains, if any, are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, REIT adjustments, expired capital loss carryforwards, foreign currency transactions, redemption-in-kind transactions, net operating losses and investments in partnerships and passive foreign investment companies. The character and timing of dividends from net investment income and distributions from net realized gains distributed during the fiscal year may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts during the fiscal year ended September 30, 2011 (000):

Fund	Undistributed net investment income	Accumulated net realized gain (loss)	Portfolio Capital
Market Neutral Fund	$49	$(41)	(8)
Medical Sciences Long/Short Fund	310	(166)	(144)
Spectrum Fund	5,676	(8,138)	2,462
Titan Fund	68	(59)	(9)
All Cap Growth Fund	560	3	(563)
Concentrated Growth Fund	659	7,298	(7,957)
Emerging Growth Fund	4,472	(34,920)	30,448
Large Growth Fund	643	29	(672)
Midcap Growth Fund	3,420	252	(3,672)
Small Cap Growth Fund	2,429	—	(2,429)
Global Opportunities Fund	4	(42)	38
International Growth Fund	9	(9)	—

TURNER FUNDS 2011 ANNUAL REPORT 79

NOTES TO FINANCIAL STATEMENTS

The tax character of dividends and distributions declared during the years ended September 30, 2011 and September 30, 2010 were as follows (000):

	Ordinary income	Long-term capital gain	Return of capital	Total
Market Neutral Fund
2011	$—	$—	$—	$—
2010	—	—	—	—
Medical Sciences Long/Short Fund
2011	$—	$—	$—	$—
2010	—	—	—	—
Spectrum Fund
2011	$—	$—	$—	$—
2010	142	—	—	142
Titan Fund
2011	$—	$—	$—	$—
2010	—	—	—	—
All Cap Growth Fund

2011	$—	$—	$—	$—
2010	22	—	1	23
	Ordinary income	Long-term capital gain	Return of capital	Total
Concentrated Growth Fund
2011	$—	$—	$—	$—
2010	120	—	1	121
Emerging Growth Fund
2011	$—	$—	$—	$—
2010	—	—	—	—
Large Growth Fund
2011	$671	$—	$—	$671
2010	2,287	—	—	2,287
Midcap Growth Fund
2011	$—	$—	$—	$—
2010	—	—	—	—
Small Cap Growth Fund
2011	$—	$—	$—	$—
2010	—	—	—	—
Global Opportunities Fund
2011	$—	$—	$—	$—
2010	—	—	—	—
International Growth Fund
2011	$49	$—	$—	$49
2010	59	—	—	59

As of September 30, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

	Undistributed ordinary income	Undistributed long term capital gains	Capital loss carryforward	Post- October losses	Post- October currency losses	Unrealized appreciation (depreciaton)	Other temporary differences	Total distributable earnings (accumulated losses)
Market Neutral Fund	$267	$—	$—	$—	$—	$(91)	$—	$176
Medical Sciences Long/Short Fund	—	—	—	—	—	(452)	—	(452)
Spectrum Fund	29,763	—	—	—	(225)	(27,042)	—	2,496
Titan Fund	151	—	—	—	—	(683)	—	(532)
All Cap Growth Fund	—	—	(13,404)	—	—	(54)	—	(13,458)
Concentrated Growth Fund	—	—	(27,895)	—	—	2,071	—	(25,824)
Emerging Growth Fund	—	—	(10,442)	—	—	50,974	—	40,532
Large Growth Fund	—	—	(178,397)	—	—	24,101	—	(154,296)
Midcap Growth Fund	—	—	(93,627)	—	—	66,569	—	(27,058)
Small Cap Growth Fund	—	—	(5,854)	—	—	(9,627)	—	(15,481)
Global Opportunities Fund	14	28	—	—	(3)	36	—	75
International Growth Fund	—	—	(513)	—	—	(1,552)	—	(2,065)

Post-October losses represent losses realized on investment transactions from November 1, 2010 through September 30, 2011 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

80 TURNER FUNDS 2011 ANNUAL REPORT

At September 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

	Expiring September 30,
	2016	2017	2018	Total
Market Neutral Fund	$—	$—	$—	$—
Medical Sciences Long/Short Fund	—	—	—	—
Spectrum Fund	—	—	—	—
Titan Fund	—	—	—	—
All Cap Growth Fund	—	11,014	2,390	13,404
Concentrated Growth Fund	172	—	27,723	27,895
Emerging Growth Fund	—	—	10,442	10,442
Large Growth Fund	—	88,955	89,442	178,397
Midcap Growth Fund	—	4,041	89,586	93,627
Small Cap Growth Fund	—	—	5,854	5,854
Global Opportunities Fund	—	—	—	—
International Growth Fund	—	437	77	514

As of March 7, 2011, the Large Growth Fund credited accumulated net realized loss $12,828 (000) and charged paid-in-capital $123,626 (000) and unrealized appreciation $31,165 (000) due to the Turner Large Cap Growth Fund ("Large Cap Growth Fund") merger with the Large Growth Fund. Internal Revenue Code Section 382 limits the amount of annual capital loss carryover available for use. However, if the Large Growth Fund recognizes sufficient capital gains before the relevant expiration dates, Section 382 should not preclude the use of these capital loss carryforwards.

The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law on December 22, 2010. The Modernization Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies ("RICs") that will generally become effective for taxable years beginning after December 22, 2010. The Modernization Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years as short-term losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 23, 2010 will still expire subject to the eight-year limitation. The Modernization Act further provides that losses arising in taxable years beginning after December 22, 2010 would be utilized prior to loss carryovers arising in taxable years beginning prior to December 23, 2010. As a result of this ordering rule, capital loss carryforwards relating to the taxable years beginning prior to the effective date of the Act may have increased likelihood to expire unused.

At September 30, 2011, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for the investments held by the Fund, excluding securities sold short and written options, were as follows (000):

	Federal tax cost	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
Market Neutral Fund	$10,101	$64	$(591)	$(527)
Medical Sciences Long/Short Fund	48,889	265	(1,542)	(1,277)
Spectrum Fund	505,163	4,727	(50,380)	(45,653)
Titan Fund	11,691	93	(1,228)	(1,135)
All Cap Growth Fund	33,178	3,100	(3,154)	(54)
Concentrated Growth Fund	37,912	3,817	(1,746)	2,071
Emerging Growth Fund	186,095	64,003	(13,029)	50,974
Large Growth Fund	420,526	52,709	(28,608)	24,101
Midcap Growth Fund	721,445	129,144	(62,575)	66,569
Small Cap Growth Fund	278,834	26,038	(35,665)	(9,627)
Global Opportunities Fund	1,366	138	(102)	36
International Growth Fund	12,324	139	(1,688)	(1,549)

TURNER FUNDS 2011 ANNUAL REPORT 81

NOTES TO FINANCIAL STATEMENTS

Management has analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years and has concluded that as of September 30, 2011, no provision for income tax would be required in the Funds' financial statements. The Funds' Federal and State income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state taxing authorities.

10. Concentration/risks:

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

11. Loans of portfolio securities:

The Funds may lend securities in their portfolio pursuant to a securities lending agreement ("Lending Agreement") with Morgan Stanley. Unless otherwise agreed, security loans, made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested in the BlackRock TempCash Fund, Institutional Shares, a money market fund. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds receive an annual fee for their participation in the Lending Agreement based on projected lending activity.

In the event of bankruptcy of the borrower, realization/retention of the collateral may be subject to legal proceedings.

12. Derivative contracts:

Written Options—A summary of option contracts written during the year ended September 30, 2011 for the Spectrum Fund is as follows:

	Option contracts	Option premiums (000)
Options outstanding at beginning of year	2,729	$240
Options written	273,477	35,658
Options cancelled in a closing purchase transaction	(269,089)	(35,110)
Options exercised	(1,075)	(140)
Options expired	(6,042)	(648)
Options outstanding at end of year	—	$—

13. In-kind transactions:

During the year ended September 30, 2010, the Large Growth Fund distributed securities in lieu of cash for shareholder redemptions. The shareholders received a pro-rata portion of the Large Growth Fund's holdings based on shares outstanding. The value of the redemption was as follows (000):

Date	Redemption (000)	Securities (000)	Cash (000)	Realized loss (000)	Fund shares redeemed
11/9/09	$15,554	$15,292	$262	$1,493	1,518,966

During the year ended September 30, 2011, the Emerging Growth Fund distributed securities in lieu of cash for shareholder redemptions. The shareholders received a pro-rata portion of the Emerging Growth Fund's holdings based on shares outstanding. The value of the redemption was as follows (000):

Date	Redemption (000)	Securities (000)	Cash (000)	Realized gain (000)	Fund shares redeemed
9/1/11	$260,853	$238,656	$22,197	$35,229	5,266,997

These transactions were completed pursuant to procedures adopted by the Board. These procedures are designed to minimize or eliminate any adverse tax implications to the Funds and their shareholders.

14. Fund Merger:

On March 7, 2011, the Large Growth Fund acquired all of the net assets of the Large Cap Growth Fund, an open-end investment company, pursuant to a Plan of Reorganization approved by the Large Cap Growth Fund shareholders on February 28, 2011. The purpose of the transaction was to combine the two Funds managed by the Adviser with similar investment objectives and policies. The acquisition was accomplished by a tax-free exchange of 10,966,460 Institutional Class shares and 119,229 Investor Class shares of the Large Growth Fund, valued at $140,366 (000) and $1,518 (000), respectively, for 23,818,691 Institutional Class shares and 258,725 Investor Class shares of the Large Cap Growth Fund outstanding on March 7, 2011. The exchange ratios (Large Growth Fund shares issued/Large Cap Growth

82 TURNER FUNDS 2011 ANNUAL REPORT

Fund shares outstanding) were 0.46:1 and 0.46:1 for the Institutional Class and Investor Class, respectively.

The investment portfolio of the Large Cap Growth Fund, with a fair value of $141,865 (000) and identified cost of $110,700 (000) at March 7, 2011, was the principal asset acquired by the Large Growth Fund. For financial reporting purposes, assets received and shares issued by the Large Growth Fund were recorded at fair value; however, the cost basis of the investments received from the Large Cap Growth Fund was carried forward to align ongoing reporting of the Large Growth Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Upon the business combination of the Funds on March 7, 2011, the net assets of the Large Cap Growth Fund, which included portfolio capital of $123,626 (000), accumulated net investment loss of $39 (000), accumulated realized losses of $12,868 (000) and unrealized gains of $31,165 (000), combined with the Large Growth Fund were $666,940 (000). The undistributed net investment income and unrealized gains of the Large Cap Growth Fund may be distributed by the Large Growth Fund in future periods. Immediately prior to the merger, the net assets (000) of the Large Cap Growth Fund and the Large Growth Fund were $141,884 and $525,056, respectively. All fees and expenses incurred by the Large Cap Growth Fund and the Large Growth Fund directly in connection with the Plan of Reorganization were borne by the Adviser.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of the Large Growth Fund, the Fund's pro forma results of operations for the year ended September 30, 2011, are as follows (000):

Net investment income/(loss):	$(393)
Net realized/unrealized gains/(losses):	39,672
Change in net assets resulting from operations:	$39,279

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Large Cap Growth Fund that have been included in the Large Growth Fund Statement of Operations since March 7, 2011.

15. Subsequent Events:

Effective January 1, 2012, Turner, Adviser and Administrator to the Funds, will change its legal structure from a corporation organized in the Commonwealth of Pennsylvania to a limited partnership organized in the Commonwealth of Pennsylvania (the "Reorganization"). There will be no change in the control, ownership, operations, or management of the Adviser and Administrator as a result of the Reorganization.

In connection with the Reorganization, on November 18, 2011, the Board approved an Assignment and Assumption Agreement for the Funds' Investment Advisory Agreement, which, effective January 1, 2012, will transfer all obligations under the Investment Advisory Agreement with Turner to the successor entity, Turner Investments, L.P. Turner Investments, L.P. will also assume all fee waiver and expense limitation agreements from Turner. On November 18, 2011, the Board also approved the assignment of the Administration Agreement between the Funds and Turner to Turner Investments, L.P., effective January 1, 2012, in connection with the Reorganization.

The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, other than the item noted above, no additional disclosures were required, and no adjustments were required to the financial statements as of September 30, 2011.

TURNER FUNDS 2011 ANNUAL REPORT 83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Turner Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Turner Market Neutral Fund, Turner Medical Sciences Long/Short Fund, Turner Spectrum Fund, Turner Titan Fund, Turner All Cap Growth Fund, Turner Concentrated Growth Fund, Turner Emerging Growth Fund, Turner Large Growth Fund, Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Global Opportunities Fund, and Turner International Growth Fund, (collectively, the Funds), as of September 30, 2011, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, the statement of cash flows for the year or period then ended for the Turner Market Neutral Fund, Turner Medical Sciences Long/Short Fund, Turner Spectrum Fund, Turner Titan Fund, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2011, the results of their operations, the changes in their net assets and their cash flows for the Turner Market Neutral Fund, Turner Medical Sciences Long/Short Fund, Turner Spectrum Fund, and Turner Titan Fund, and the financial highlights for the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2011

84 TURNER FUNDS 2011 ANNUAL REPORT

NOTICE TO SHAREHOLDERS  (Unaudited)

For shareholders that do not have a September 30, 2011 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2011 year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2011, each portfolio is designating the following items with regard to distributions paid during the year.

	Long term capital gain distribution	Ordinary income distributions	Total distributions	Dividends qualifying for corporate dividends receivable deduction(1)	Qualifying dividend income(2)	Qualifying interest income(3)	Qualifying short-term capital gain(4)
Turner Market Neutral Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Turner Medical Sciences Long/Short Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Turner Spectrum Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Turner Titan Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Turner All Cap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Turner Concentrated Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Turner Emerging Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Turner Large Growth Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%
Turner Midcap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Turner Small Cap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Turner Global Opportunities Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Turner International Growth Fund	0.00%	100.00%	100.00%	7.58%	100.00%	0.00%	0.00%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of "Ordinary Income Distributions".

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  The percentage of this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for tax years beginning after December 31, 2009.

(4)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for tax years beginning after December 31, 2009.

*  The Turner International Growth Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended 2011, the total amount of foreign source income is $145,793. The total amount of foreign tax paid is $15,868. Your allocable share of the foreign tax credit will be reported on the Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the Shareholders for the calendar year ending December 31, 2011. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

TURNER FUNDS 2011 ANNUAL REPORT 85

DISCLOSURE OF FUND EXPENSES  (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these on-going costs, which include (among others) costs for portfolio management, distribution (12b-1) and/or shareholder services and other expenses. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below and on the next page illustrates your Fund's costs in two ways:

• Actual Fund Return. This section helps you estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

• Hypothetical 5% Return. This section helps you compare your Fund's cost with those of other mutual funds. It provides information about hypothetical account values and expenses based on the Fund's actual expense ratio (column 3) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This section is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Annualized Expense Ratios	Expenses Paid During Period*
Turner Market Neutral Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,018.40	1.92%	$9.71
Hypothetical 5% Return	1,000.00	1,015.44	1.92	9.70
Turner Market Neutral Fund — Investor Class Shares
Actual Fund Return	1,000.00	1,018.40	2.17	10.98
Hypothetical 5% Return	1,000.00	1,014.19	2.17	10.96
Turner Market Neutral Fund — Class C Shares
Actual Fund Return	1,000.00	1,012.60	2.92	14.73
Hypothetical 5% Return	1,000.00	1,010.43	2.92	14.72
Turner Medical Sciences Long/Short Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,008.80	1.92	9.67
Hypothetical 5% Return	1,000.00	1,015.44	1.92	9.70
Turner Medical Sciences Long/Short Fund — Investor Class Shares
Actual Fund Return	1,000.00	1,007.80	2.17	10.92
Hypothetical 5% Return	1,000.00	1,014.19	2.17	10.96
	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Annualized Expense Ratios	Expenses Paid During Period*
Turner Medical Sciences Long/Short Fund — Class C Shares
Actual Fund Return	$1,000.00	$1,004.90	2.92%	$14.68
Hypothetical 5% Return	1,000.00	1,010.43	2.92	14.72
Turner Spectrum Fund — Institutional Class Shares
Actual Fund Return	1,000.00	968.70	1.92	9.48
Hypothetical 5% Return	1,000.00	1,015.44	1.92	9.70
Turner Spectrum Fund — Investor Class Shares
Actual Fund Return	1,000.00	967.70	2.17	10.70
Hypothetical 5% Return	1,000.00	1,014.19	2.17	10.96
Turner Spectrum Fund — Class C Shares
Actual Fund Return	1,000.00	963.90	2.92	14.38
Hypothetical 5% Return	1,000.00	1,010.43	2.92	14.72
Turner Titan Fund — Institutional Class Shares
Actual Fund Return	1,000.00	962.60	1.92	9.45
Hypothetical 5% Return	1,000.00	1,015.44	1.92	9.70

86 TURNER FUNDS 2011 ANNUAL REPORT

  (Unaudited)

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Annualized Expense Ratios	Expenses Paid During Period*
Turner Titan Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$961.60	2.17%	$10.67
Hypothetical 5% Return	1,000.00	1,014.19	2.17	10.96
Turner Titan Fund — Class C Shares
Actual Fund Return	1,000.00	958.60	2.92	14.34
Hypothetical 5% Return	1,000.00	1,010.43	2.92	14.72
Turner All Cap Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	808.20	1.84	8.34
Hypothetical 5% Return	1,000.00	1,015.84	1.84	9.30
Turner Concentrated Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	786.80	1.78	7.97
Hypothetical 5% Return	1,000.00	1,016.14	1.78	9.00
Turner Emerging Growth Fund — Institutional Class Shares
Actual Fund Return	1,000.00	806.70	1.15	5.21
Hypothetical 5% Return	1,000.00	1,019.30	1.15	5.82
Turner Emerging Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	805.70	1.40	6.34
Hypothetical 5% Return	1,000.00	1,018.05	1.40	7.08
Turner Large Growth Fund — Institutional Class Shares
Actual Fund Return	1,000.00	824.20	0.69	3.16
Hypothetical 5% Return	1,000.00	1,021.61	0.69	3.50
Turner Large Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	822.40	0.94	4.29
Hypothetical 5% Return	1,000.00	1,020.36	0.94	4.76
	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Annualized Expense Ratios	Expenses Paid During Period*
Turner Midcap Growth Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$778.60	0.93%	$4.15
Hypothetical 5% Return	1,000.00	1,020.41	0.93	4.71
Turner Midcap Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	777.50	1.18	5.26
Hypothetical 5% Return	1,000.00	1,019.15	1.18	5.97
Turner Midcap Growth Fund — Retirement Class Shares
Actual Fund Return	1,000.00	776.50	1.43	6.37
Hypothetical 5% Return	1,000.00	1,017.90	1.43	7.23
Turner Small Cap Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	737.60	1.25	5.44
Hypothetical 5% Return	1,000.00	1,018.80	1.25	6.33
Turner Global Opportunities Fund — Institutional Class Shares
Actual Fund Return	1,000.00	801.40	1.10	4.97
Hypothetical 5% Return	1,000.00	1,019.55	1.10	5.57
Turner Global Opportunities Fund — Investor Class Shares
Actual Fund Return	1,000.00	800.10	1.35	6.09
Hypothetical 5% Return	1,000.00	1,018.30	1.35	6.83
Turner International Growth Fund — Institutional Class Shares
Actual Fund Return	1,000.00	803.70	1.10	4.97
Hypothetical 5% Return	1,000.00	1,019.55	1.10	5.57
Turner International Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	801.60	1.35	6.10
Hypothetical 5% Return	1,000.00	1,018.30	1.35	6.83

*  Unless otherwise indicated, expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period from 4/1/11 — 9/30/11).

TURNER FUNDS 2011 ANNUAL REPORT 87

TRUSTEE AND OFFICERS OF THE TRUST

Name, address and age(1)	Position held with Trust and length of service(2)	Principal occupation(s) during past 5 years	Number of portfolios in complex overseen by trustee	Other directorships held
Interested Trustee*

Thomas R. Trala, Jr. (44)	Trustee (since 2010); President (since 2004)	Executive Managing Director (since 2010) and Chief Operating Officer (since 2004), Turner.	12	None

* Mr. Trala is deemed to be an "Interested Trustee" by virtue of his relationship with Turner.

Non-Interested Trustees

Alfred C. Salvato (53)	Chairman of the Board (since 2004); Trustee (since 1996)	Chief Investment Officer (since 2003) and Treasurer (since 1995), Thomas Jefferson University.	12	None

Janet F. Sansone (66)	Trustee (since 1996)	Chief Management Officer, United States Government Printing Office (2008-2010); Self-employed Consultant (since 1999).	12	None

John T. Wholihan (73)	Trustee (since 1996)	Dean Emeritus (since 2007), Professor (since 1984) and Dean (1984-2007), College of Business Administration, Loyola Marymount University.	12	None

Executive Officers

Ty S. Edwards 3435 Stelzer Road, Columbus, OH 43219 (45)	Controller and Chief Financial Officer (since 2010)	Senior Vice President, Financial Services, Citi Fund Services (since 2010); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007); Director, Fund Administration, Columbia Management (2004-2007).	N/A	N/A

Brian F. McNally (53)	Vice-President (since 2002), Secretary and Chief Compliance Officer (since 2004)	General Counsel and Chief Compliance Officer (since 2004), Deputy General Counsel (2002-2004), Turner.	N/A	Director, Turner Funds Plc, an Ireland-based UCIT fund family (since August 2008).

Calvin Fisher (38)	Vice-President and Assistant Secretary (since 2006)	Senior Associate — Mutual Fund Administration and Compliance (since 2011); Director — Mutual Fund Administration and Compliance (since 2005-2011); Manager, Mutual Fund Administration (since 2001-2005), Turner.	N/A	N/A

(1)  Each Trustee and executive officer, unless noted otherwise, may be contacted by writing to such Trustee or officer c/o Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn: Turner Chief Legal Officer.

(2)  Each officer serves a one-year term. All Trustees elected to office on or after February 19, 2010, are subject to a 12 year term of office ending on December 31st of the 12 year anniversary of the year in which he or she was first elected to the position of Trustee, subject to a one-time renewal for a second 12 year term by vote of a majority of the Trustees, including a majority of the "non-interested" trustees. Additionally, each Trustee who had not reached the age of 70 as of December 31, 2009, is subject to a retirement age of 75, so that any Trustee who reaches such age shall resign as of the December 31st immediately following his or her 75th birthday. All other Trustees serve until his or her respective successor has been duly elected and qualified.

The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1.800.224.6312.

88 TURNER FUNDS 2011 ANNUAL REPORT

Turner Funds

Turner Funds' trustees

Alfred C. Salvato

Chief Investment Officer & Treasurer

Thomas Jefferson University

Janet F. Sansone

Executive Director

JFS Consulting

Thomas R. Trala, Jr.

Executive Managing Director & Chief Operating Officer

Turner Investment Partners, Inc.

Dr. John T. Wholihan

Professor (Retired), Dean Emeritus, College of Business

Loyola Marymount University

Investment advisers

Turner Investment Partners, Inc.

Berwyn, Pennsylvania

Distributor

Foreside Fund Services, LLC

Portland, Maine

Administrator

Turner Investment Partners, Inc.

Berwyn, Pennsylvania

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

This report was prepared for shareholders of the Turner Funds. It may be distributed to others only if preceded or accompanied by a Turner Funds' Prospectus, which contains detailed information. All Turner Funds are offered by prospectus only.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Board of Trustees of the Turner Funds has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Turner Investment Partners, Inc. Turner Investment Partners, Inc., will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to the SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) via the Funds' website, www.turnerinvestments.com; (ii) on the Commission's website at http://www.sec.gov; and (iii) without charge by calling 1.800.224.6312.

TURNER FUNDS 2011 ANNUAL REPORT 89

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TURNER FUNDS 2011 ANNUAL REPORT 91

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92 TURNER FUNDS 2011 ANNUAL REPORT

Turner Funds

P.O. Box 219805

Kansas City, Missouri 64121-9805

Telephone: 1.800.224.6312

Email: mutualfunds@turnerinvestments.com

Web Site: www.turnerinvestments.com

TUR-AR-002-0308

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Turner Funds has determined that the Board’s Audit Committee does not have an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term.  After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee possessed all five attributes in the definition, although some members of the Audit Committee possessed some of the attributes.  The Board also determined that the Audit Committee members have general financial expertise, and given the size and types of the Turner Funds and in light of the nature of the accounting and valuation issues presented over the past several years, it did not appear that the Audit Committee members lacked any necessary skill to serve on the Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) Related to the Trust

KPMG billed the Trust the aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2011			2010
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees (1)	$262,250	N/A	N/A	$246,250	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees (2)	$120,328	N/A	N/A	$108,075	N/A	N/A
(d) All Other Fees (3)	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)    Audit Fees include fees related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)    Tax Fees consist of tax compliance services for the Trust.  These services primarily included review of federal income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements

(3)    All Other Fees consist of fees for services provided in connection with an assessment of the advisor’s anti-money laundering program.

(e)(1) The Audit Committee does not have pre-approval policies and procedures.  Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the registrant.

(e)(2)  Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	0.00%	0.00%
Tax Fees	0.00%	0.00%
All Other Fees	0.00%	0.00%

(f)  Not applicable.

(g)  The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $120,328 and $108,075 for 2011 and 2010, respectively, as described above.

(h)  The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides on-going services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.           Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.           Schedule of Investments.

Schedule of Investments is included as part of report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant’s last proxy solicitation.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 as amended (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) of the Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the Principal Executive Officer and the Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Turner Funds

By (Signature and Title)	/s/ Thomas R. Trala, Jr.
Thomas R. Trala, Jr., President
Date	11/23/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas R. Trala, Jr.
Thomas R. Trala, Jr., President
Date	11/23/2011

By (Signature and Title)	/s/ Ty Edwards
Ty Edwards, Treasurer
Date	11/29/2011